Exhibit 10.1

No. 20110823.066.C

Turf Program Agreement

Between

Goodman Networks, Inc.

And

AT&T Mobility LLC

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Contents

1.0 Preamble		7
1.1	Preamble and Effective Date	7
1.2	Scope of Agreement	7
2.0 Definitions		7
2.1	Acceptance	7
2.2	Actualization	8
2.3	Affiliate	8
2.4	Agreement	8
2.5	Base Driver or Driver	8
2.6	Cancel or Cancellation	8
2.7	CASPR	8
2.8	Civil	8
2.9	Customer Information	9
2.10	Deliverable	9
2.11	Delivery or Completion	9
2.12	Delivery Date or Completion Date	9
2.13	Documentation or Program Material	9
2.14	Information	9
2.15	Market	10
2.16	Market Management	10
2.17	Material	10
2.18	Milestone	10
2.19	Non-Service Affecting Defect	10
2.20	National Management	10
2.21	Order	10
2.22	Plan of Record	10
2.23	Program Management	10
2.24	Project	11
2.25	Project Management	11
2.26	Project Site or Site	11
2.27	Project Quote (Formerly OOM)	11
2.28	Radio Frequency Data Sheet or RFDS	11
2.29	Service Affecting Defect	11
2.30	Special Terms and Conditions	11
2.31	Search Ring	11
2.32	Services	11
2.33	Site Level Services	11
2.34	Special Projects	12
2.35	Specifications	12

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.36	Subcontractor	12
2.37	Suspend a Site or Suspend or Suspension	12
2.38	Terminate or Termination	12
2.39	True-Up	12
2.40	Turf	12
2.41	Turf Projects	12
2.42	Work	12
2.43	Work Authorization or WA	13
3.0 General Terms		13
3.1	Affiliate	13
3.2	Amendments and Waivers	13
3.3	Anticipated Delays in Delivery and Performance	13
3.4	Assignment and Delegation	14
3.5	Cancellation, Termination and Suspension	14
3.6	Work Summary	16
3.7	Compliance with Laws	17
3.8	Conflict of Interest	17
3.9	Construction and Interpretation	17
3.10	Cumulative Remedies	17
3.11	Delivery, Performance and Acceptance	18
3.12	Reporting Defects	19
3.13	Entire Agreement	19
3.14	Ethical Business Practice	19
3.15	Force Majeure	20
3.16	Governing Law	20
3.17	Government Contract Provisions	20
3.18	Indemnity	21
3.19	Information	22
3.20	Infringement	25
3.21	Insurance	29
3.22	Invoicing and Payment	33
3.23	Invoicing Milestones and Progress Payments	34
3.24	Site Acquisition Only	37
3.25	Site Ready For Third Party	37
3.26	Punch list Complete	37
3.27	Acceptance (CASPRMilestone *****)	38
3.28	Labor Disputes	38
3.29	Licenses and Patents	38
3.30	Limitation of Damages	38

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.31	Liquidated Damages	38
3.32	Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises	40
3.33	Most Favored Customer	41
3.34	Non-Exclusive Market	41
3.35	Notices	42
3.36	Offshore Work Prohibited	43
3.37	Order of Precedence	43
3.38	Orders	43
3.39	Project Quote (NORAD Process)	43
3.40	Work Authorizations	44
3.41	Change Orders	44
3.42	Rooftops, Tenant Improvements & Custom Sites	45
3.43	Price	45
3.44	Price and Driver Scope Confirmation	46
3.45	Drivers	46
3.46	Modification Of Existing Drivers	46
3.47	Year Over Year Price Reduction	46
3.48	Publicity	46
3.49	Records and Audits	47
3.50	Severability	49
3.51	Taxes	49
3.52	Term of Agreement	50
3.53	Third Party Administrative Services	51
3.54	Title and Risk	51
3.55	Title To Material Furnished by AT&T	51
3.56	Transaction Costs	52
3.57	Warranty	52
3.58	Work Done By Others	53
4.0 Special Terms		54
4.1	Access	54
4.2	AT&T Contractor Information Security Requirements (SISR)	54
4.3	Background Checks	54
4.4	Damage to Property	56
4.5	Electronic Data Interchange (EDI)	56
4.6	Emergency Work	57
4.7	Hazardous Material and Regulated Substances	57
4.8	Removal and Management of Used Batteries	58
4.9	Resource Recovery Center (RRC)	58
4.10	Safety Management	59
4.11	Identification of Contractor’s Personnel and Equipment	59
4.12	Independent Contractor	59
4.13	Contractor’s Information	60
Intentionally Omitted		60
4.14	Inspection of Material	60

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

	4.15	Inspection of Work	60
	4.16	Liens	60
	4.17	Material and Services Furnished by Contractor and AT&T	61
	4.18	Notification of Injury or Damage	61
	4.19	Protection of Property	61
	4.20	Releases Void	61
	4.21	Rejection and Replacement, or Removal of Work and Material	61
	4.22	Right to Complete Work	62
	4.23	Subcontractors	62
	4.24	Technical Support	63
	4.25	Testimony	63
	4.26	Telepresence	63
	4.28	Clean Up	63
	4.29	Ownership and Use of Rights and Items	63
	4.30	Contractor Personnel Information	65
5.0 Execution of Agreement			66
	5.1	Transmission of Original Signatures and Executing Multiple Counterparts	66
Appendix A - Statement of Work			67
	Overview		67
	Acronyms		67
A.		Program Management	68
	1)	Costs and Payment	68
	2)	Program Management General Requirements	68
	3)	Warranty Program Requirements	68
	4)	Program Management Tools and Applications Requirements	68
	5)	Procurement of Material	68
	6)	Service Work Authorizations	75
B.		Project Management	78
	1)	Costs and Payment	78
	2)	Project Manager	78
	3)	Project Management Reports	79
	4)	CASPR (To Be Replaced By PACE)	79
	5)	Issues/Problem Resolution	79
	6)	Coordination of Services to be Provided by Others	79
C.		Driver Notes	80
	1)	Project Management Drivers	80
	2)	Retroactive application of incorrect Driver use	80
D.		Site Level Services	80
	1)	Site Acquisition Overview	80
	2)	Site Acquisition	81
	3)	Install & Decommission	81
	4)	Site Acquisition General Requirements	81
	5)	Site Acquisition -Up Front New Site Build	81
	6)	Site Survey / Assessment (Existing Site)	82

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7)	Leasing	82
8)	Lease Incentive Bonus	83
9)	Architectural and Engineering (A&E) Services	83
10)	Structural and Engineering Services	84
11)	Regulatory Compliance and Environmental	84
12)	Permitting & Site Fees	85
13)	Installation and Decommission	85
14)	Constructability Review	85
15)	Construction Management Services During Construction Phase	86
Appendix B - Performance and Quality		87
Section 1 Third Party Auditing - Civil Construction		87
Section 2 Document Auditing		88
Section 3 National Performance Metrics/Vendor Scorecard		88
Section 4 Local Metrics		88
Appendix C - Turf Listing		89
Appendix D - Driver List		90
Appendix E - Purchasing Decision Document		91
Appendix F - Intentionally Omitted		92
Appendix G - Prime Supplier MBE/WBE/DVBE Participation Plan		93
Appendix H - Intentionally Omitted		96
Appendix I - Intentionally Omitted		97
Appendix J - Removal and Management of Used Batteries		98
Appendix K - Subcontractor Lien Waiver		105
Appendix L - Contractor Lien Waiver		106
Appendix M - AT&T Contractor Information Security Requirements - V4.0 June, 2009		108

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.0 Preamble

1.1 Preamble and Effective Date

This Agreement, effective as of December 16, 2011 (“Effective Date”), is between Goodman Networks, Inc., a Texas corporation (hereinafter referred to as “Contractor”), and AT&T Mobility LLC, a Delaware limited liability company (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”

1.2 Scope of Agreement

Subject to the terms and conditions of this Agreement, Contractor shall provide to AT&T the Material and Services described in Appendix A, and in Orders submitted by AT&T, as applicable. The applicable prices for the Material and Services are specified in AT&T’s NORAD system and in Orders. Contractor agrees that the Material and Services shall strictly conform to the Specifications, including those specified in Appendix B and in Orders.

Services shall be performed with promptness and diligence and to the satisfaction of AT&T and shall be performed in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority. Contractor shall complete such Services within the time allowed in this Agreement and any applicable supplemental agreement, and shall meet all Delivery Dates. Contractor shall not reject any Order for Material or Services described in Appendix A unless the Order includes:

•	Delivery Dates to which Contractor has not agreed, prior to the placement of the Order, and which Contractor is unable to meet;

•	Special Terms and Conditions to which Contractor has not agreed, prior to placement of the Order, and which are objectionable to Contractor;

•	Prices contrary to those which are in effect at the time of Order issuance; or

•	Services performed or to be performed outside of a Turf assigned to Contractor.

If Contractor rejects an Order, Contractor shall give AT&T written notice stating Contractor’s reasons for rejecting the Order and the modifications, if any, that would make the Order acceptable to Contractor. Contractor shall furnish Materials and Services that conform strictly to the Specifications established under this Agreement. If Contractor is unable to tender conforming Material and Services, Contractor shall not tender non-conforming Material and Services; the Parties agree non-conforming tenders are not an accommodation to AT&T. All Delivery Dates are firm.

2.0 Definitions

2.1 Acceptance

“Accept” or “Acceptance” means AT&T’s acceptance of the Material and Services ordered by AT&T and provided by Contractor, as specified in Section, Delivery, Performance and Acceptance. AT&T’s Acceptance shall occur no earlier than Contractor’s Delivery of Material and Services in strict compliance with the Specifications.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.2 Actualization

“Actualization” means to positively populate a Milestone completion field in CASPR indicating that all activities and Work prerequisite to such Milestone have been completed. Contractor’s Actualization of any Milestone which permits Contractor to submit an invoice (Invoicing Milestone) in accordance with Section entitled “Invoicing Milestones and Progress Payments” constitutes Contractor’s warranty that it has completed all Work necessary for completion of that Milestone and that such Work has been completed in strict compliance with this Agreement. In addition, it constitutes Contractor’s certification that all relevant documentation pertaining to the achievement and completion of that Milestone have been uploaded into Siterra or other database as directed by AT&T.

2.3 Affiliate

“Affiliate” means a business association that has legal capacity to contract on its own behalf, to sue in its own name, and to be sued, if and only if either (a) such business association owns, directly or indirectly, a majority interest in AT&T (its “parent company”), (b) a thirty percent (30%) or greater interest in such business association is owned, either directly or indirectly, by AT&T or its parent company, or (c) such business association is any of those certain rural local telephone companies that are parties to that certain Joint Operating Agreement dated as of September 28, 2000, pursuant to which AT&T Mobility LLC and such telephone companies jointly conduct their respective wireless operations within MTA 006.

2.4 Agreement

“Agreement” means the written agreement between the Parties as set forth in this document and the attached appendices and shall include the terms of such other documents as they are incorporated by express reference in this document and the attached appendices.

2.5 Base Driver or Driver

“Base Driver” or “Driver” is a pre-defined unit of Services. All activities will be assigned on the basis of Drivers with pre-negotiated pricing. A list of Drivers, associated inclusions and exclusions existing as of the Effective Date is provided in Appendix D.

2.6 Cancel or Cancellation

“Cancel” means to put an end to this Agreement or any Order for breach by the other Party. “Cancellation” means an exercise of a remedy of a Party entitled to Cancel.

2.7 CASPR

“CASPR” means an AT&T system used to monitor Projects.

2.8 Civil

“Civil” means the work content that relates to a) the installation or removal of network infrastructure, such as antennae, towers, cables, racks and mounting hardware, and b) the installation of utilities and services (power and local exchange service) necessary for such infrastructure to function at a Site. “Civil” specifically excludes the installation of equipment which requires integration and configuration by the Original Equipment Manufacturer (“OEM”).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.9 Customer Information

“Customer Information” includes, but is not limited to, customer name, address, phone number, any customer or employee personal information, credit card and credit related information, health or financial information, authentication credentials, information concerning a customer’s calling patterns, unlisted customer numbers, any other information associated with a customer or with persons in the household of a customer, and any information available to AT&T and/or its suppliers by virtue of AT&T’s relationship with its customers as a provider of telecommunications, Internet, information or other services, including, but not limited to, the quantity, technical configuration, location, type, destination, amount of use of telecommunications or other services subscribed to, and information contained on the telephone bills of AT&T’s customers pertaining to telephone exchange service, telephone toll service or other services received by a customer of AT&T.

2.10 Deliverable

“Deliverable” means any and all deliverables set forth in this Agreement, an Order or statement of work, which are to be provided by Contractor to AT&T pursuant to that Order or statement of work. Deliverables include, but are not limited to, any reports, data, designs, plans, specifications, models, prototypes, performance requirements and/or Documentation delivered pursuant to this Agreement.

2.11 Delivery or Completion

“Delivery” or “Completion” means Contractor’s obligation to provide Material and Services that strictly conform to the Specifications. Contractor completes Delivery of Material or Completion of Services: (i) upon AT&T’s possession of the Material if Contractor is not required to provide additional Services, such as installation, (ii) upon completing such additional Services, if Contractor is required to provide such Services in connection with providing Material, or (iii) for Services, upon completing the provision of Services. Notwithstanding the above, Delivery and Completion shall not be deemed to have occurred until Contractor causes the Material and Services to strictly conform to the Specifications.

2.12 Delivery Date or Completion Date

“Delivery Date” or “Completion Date” means the date on which the Parties agree Contractor is scheduled in this Agreement or in an Order to complete its Delivery of Material and Completion of Services, as applicable. Delivery Dates shall be listed in this Agreement, in the Order or in CASPR as the “planned” completion date. In the event of a conflict or inconsistency between Delivery Dates specified in this Agreement and any Order and CASPR, the Delivery Date specified in CASPR shall control for purposes of that Order only.

2.13 Documentation or Program Material

“Documentation” or “Program Material” means all documentation, including, but not limited to, user instructions, training materials and, if applicable, the source code for Software.

2.14 Information

“Information”, with respect to a Party, means all confidential, proprietary or trade secret information, including discoveries, ideas, concepts, know-how, techniques, processes, procedures, designs, specifications, strategic information, proposals, requests for proposals, proposed products, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, marketing plans, Customer Information (including, Internet activities, history, and/or patterns of use), employee personal information, health or

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

financial information, authentication credentials, and other technical, financial or business information, whether disclosed in writing, orally, visually, in tangible or intangible form, including in electronic mail or by other electronic communication.

2.15 Market

“Market” means a geographic area defined by AT&T which is the responsibility of a single AT&T AVP of Construction and Engineering.

2.16 Market Management

“Market Management” means the AVP of Construction and Engineering and members of his or her organization who have responsibility for completion of Projects within the Market.

2.17 Material

“Material” means a unit of equipment, apparatus, components, tools, supplies, material, structures, “as built” drawings, or documentation, including third party Material provided or furnished by Contractor, used in connection with the Services provided hereunder. Material shall be deemed to include any replacement parts.

2.18 Milestone

“Milestone” means a scheduled event signifying the completion of certain Work used as a Project checkpoint to validate how the Project is progressing, revalidate Work and give management a high-level snapshot of the Project. All Milestones and Milestone categories may be found at the following web link:

*****

2.19 Non-Service Affecting Defect

“Non-Service Affecting Defect” means any incorrect or incomplete Deliverable that does not create a safety hazard, does not prevent the site from operating as designed and does not prevent subsequent work required for “on-air” operation from taking place.

2.20 National Management

“National Management” means the VP of Construction and Engineering and managers in his or her organization who have responsibility for the completion of Projects across all Turfs in all Markets.

2.21 Order

“Order” means such paper or electronic records as AT&T may send to Contractor for the purpose of ordering Material and Services hereunder.

2.22 Plan of Record

‘Plan of Record” means *****.

2.23 Program Management

“Program Management” means the performance by Contractor of the functions listed in Appendix A Section entitled “Program Management” for the purpose of ensuring that all Projects are Delivered within budget and in accordance with the applicable schedules.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.24 Project

“Project” means the Services described in an Order issued to Contractor via NORAD or equivalent system, including any changes to such ordered Services as may occur prior to completion of CASPR Milestone *****.

2.25 Project Management

“Project Management” means the Contractor’s organization, planning, scheduling, directing, controlling, monitoring and evaluating of activities, including those described in Appendix A Section entitled “Project Management” to ensure that the stated objectives of a Project are Delivered.

2.26 Project Site or Site

“Project Site or Site” means the physical location where Work is to be Delivered.

2.27 Project Quote (Formerly OOM)

“Project Quote” means Contractor’s professional and informed written proposal to identify all costs that will be incurred to complete the Work for a proposed Project.

2.28 Radio Frequency Data Sheet or RFDS

“Radio Frequency Data Sheet” or “RFDS” means a document from AT&T containing site specific detailed data, which may include azimuth orientation, down tilt, coaxial cable size, and/or power setting, required to physically implement AT&T’s RF design.

2.29 Service Affecting Defect

“Service Affecting Defect” means any incorrect or incomplete Deliverable that, if not corrected or completed, may be a safety hazard to persons having access to the cell site, will inhibit proper operation of the cell site, or prevents subsequent work required for “on-air” operation from taking place.

2.30 Special Terms and Conditions

“Special Terms and Conditions” means written terms and conditions that are (a) different from or additional to the terms and conditions set forth in this Agreement, (b) specially negotiated by the Parties in reference to an Order, (c) expressed in an Order or incorporated by reference to a document attached to an Order, such as a scope of work or statement of work, and (d) executed by both Parties.

2.31 Search Ring

“Search Ring” means a targeted geographic area determined by AT&T RF Engineers for new site build (NSB) Projects.

2.32 Services

“Service(s)” means Contractor’s provision of Program Management, Project Management and Site Level Services to AT&T.

2.33 Site Level Services

“Site Level Services” means the performance by Contractor of the functions described in Appendix A Section entitled “Site level Services”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.34 Special Projects

“Special Projects” means venue (e.g. stadiums, concert halls) Sites, distributed antennae system projects, cell on wheel deployments, tower lighting, and any other special work or projects that, in the sole discretion of AT&T, are not adequately scoped by existing Drivers.

2.35 Specifications

“Specifications” means (i) Contractor’s applicable specifications, requirements and descriptions, including any warranty statements, and (ii) AT&T’s specifications, requirements and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over any inconsistency with Contractor’s specifications, requirements and descriptions.

2.36 Subcontractor

“Subcontractor” or “subcontractor” means any person or entity, registered and authorized to do business in the jurisdiction in which Services are performed (if applicable), supplying Services or Materials to perform all or any part of Contractor’s obligations under this Agreement. “Subcontractor” or “subcontractor” shall include any person or entity at any tier of subcontractors, and shall not be limited to those persons or entities with a direct relationship with Contractor.

2.37 Suspend a Site or Suspend or Suspension.

“Suspend a Site” or “Suspend” means Contractor shall stop work on a Site and not incur additional costs against the Site, the Order is left in place but the Completion Date is Suspended until AT&T notifies Contractor to resume work.

2.38 Terminate or Termination

“Terminate” means to put an end to this Agreement or any Order, either (a) by one Party, pursuant to law or a provision of this Agreement, otherwise than for a breach of the other Party, or (b) by both Parties, by mutual consent. “Termination” means an exercise of a power to Terminate.

2.39 True-Up

“True-Up” means the reconciliation of amounts owed by one Party to the other on a Project.

2.40 Turf

“Turf” means a geographic area defined by AT&T.

2.41 Turf Projects

“Turf Projects” means a Project for new site build (NSB) and site modification Work, excluding work associated with 1) Build-To-Suit Agreements, 2) work designated by AT&T for performance by a third party such as an OEM or another Turf contractor and 3) Special Projects.

2.42 Work

“Work” means all or any portion of the Material and Services individually and collectively, that Contractor is supplying pursuant to Orders placed under this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.43 Work Authorization or WA

“Work Authorization” or “WA” means a type of driver identifying Work to be performed by Contractor where the Work and/or Material required for the completion of the Order is not included in the current list of Base Drivers.

3.0 General Terms

3.1 Affiliate

An Affiliate may transact business under this Agreement and place Orders with Contractor that incorporate the terms and conditions of this Agreement. References to “AT&T” herein are deemed to refer to an Affiliate when an Affiliate places an Order with Contractor under this Agreement, or when AT&T places an Order on behalf of an Affiliate, or when an Affiliate otherwise transacts business with Contractor under this Agreement. An Affiliate is solely responsible for its own obligations, including, but not limited to, all charges incurred in connection with such an Order or transaction. Nothing in this Agreement is to be construed to require AT&T to indemnify Contractor, or otherwise assume responsibility, for any acts or omissions of an Affiliate, nor is anything in this Agreement to be construed to require any Affiliate to indemnify Contractor, or to otherwise assume any responsibility for the acts or omissions of AT&T or any other Affiliate.

3.2 Amendments and Waivers

a.	The Parties may not amend this Agreement or an Order except by a written agreement of the Parties that identifies itself as an amendment to this Agreement or such Order and is signed by both Parties, or as otherwise expressly provided below in this Section. No waiver of any right or condition for the benefit of a Party is effective unless given in writing and signed by the Party waiving such right or condition for its benefit. No failure or delay in exercising any right or remedy under this Agreement or an Order operates as a waiver or estoppel of any right or remedy; no failure or delay in requiring the satisfaction of any condition under this Agreement or an Order operates as a waiver or estoppel of any condition; and no course of dealing between the Parties operates as a waiver or estoppel of any right, remedy, or condition. A waiver on one occasion is effective only in that instance, and only for the purpose for which it is given, and is not to be construed as a waiver on any future occasion or against any Affiliate other than the Affiliate that makes such waiver.

b.	AT&T’s project manager may, at any time, make changes to the scope of Work, which shall be confirmed in writing, and Contractor shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made to the charges if such change to the scope materially affects the time of performance or the cost of the Work to be performed under this Agreement. Such cost adjustment shall be made on the basis of the actual cost of the Work, unless otherwise agreed in writing.

3.3 Anticipated Delays in Delivery and Performance

If Contractor becomes aware of any event or circumstance that causes Contractor to anticipate a reasonably certain delay in its performance of its obligations beyond the Delivery Date scheduled in the Order, Contractor shall immediately notify AT&T of the event or circumstance and the length of the anticipated delay. If the events or circumstances causing the anticipated delay are not attributable to any failure of AT&T, then AT&T may Cancel the Order after receipt of such notification. If the events or circumstances may be attributable to the fault of AT&T, to any extent, and the notice required by this Section fails to so attribute them, or if Contractor fails to give such notice, then such failure bars any claim or defense of Contractor based on the

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

fault of AT&T. If for any reason AT&T does not Cancel such Order after receipt of a notice under this Section, then AT&T and Contractor shall negotiate in good faith to modify the Order so as to extend the Delivery Date. If the Parties fail to reach agreement on an extended Delivery Date after negotiating for a reasonable time, or if Contractor fails to meet an extended Delivery Date, AT&T may Cancel the Order.

3.4 Assignment and Delegation

Neither Party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, except as follows: Without securing the consent of Contractor, AT&T may assign its rights, or delegate its duties, or both, in whole or in part, to any present or future Affiliate of AT&T; to any lessor providing financing to AT&T; or to any third party that assumes the operation of or otherwise acquires any substantial portion of the business of AT&T affected by this Agreement or an Order; and, subject to the written approval of AT&T, Contractor may subcontract its performance in accordance with any subcontracting plan incorporated into this Agreement or any Order; and, both Parties may assign their respective right to receive money due hereunder, but any assignment of money will be void if (i) the assignor fails to give the non-assigning Party at least thirty (30) days prior written notice, or (ii) the assignment purports to impose upon the non-assigning Party additional costs or obligations in addition to the payment of such money, or (iii) the assignment purports to preclude AT&T from dealing solely and directly with Contractor in all matters pertaining to this Agreement. Any assignment, delegation or transfer for which consent is required hereby and which is made without such consent given in writing will be void. This Agreement binds and benefits both Parties and their permitted successors and assigns.

3.5 Cancellation, Termination and Suspension.

a.	Cancellation

Neither Party shall Cancel this Agreement nor any Order until such Party has first given the other Party a written notice specifying the breach that justifies Cancellation. If the breach is one that by its nature could be cured by the Party receiving such notice (no matter how long it might take), neither Party shall Cancel unless such notice includes a written demand for cure of such breach and gives the receiving Party a reasonable period (which need never exceed thirty (30) days) in which to cure such breach. AT&T is not liable to Contractor for detriment resulting from AT&T’s Cancellation of any Order.

b.	Termination

AT&T may Terminate this Agreement or any Order at any time, on written notice to Contractor.

c.	Termination Charges

1.	If AT&T’s breach or unilateral Termination of any Order precludes Contractor from completing Delivery of Materials or Services, then AT&T may discharge any and all liability to Contractor for detriment resulting from such breach or unilateral Termination by payment of an amount that does not exceed the lesser of:

i	the price of such Materials and Services, as derived from the Order, or

ii	the positive difference obtained by subtracting (A) the salvage value of the Materials and Services from (B) the actual costs Contractor incurred to prepare the Materials or perform the Services up to the date of Termination or breach, as determined under Contractor’s normal cost accounting methods for inventory and work in process. For purposes of this Section, “salvage value” includes the proceeds of the sale of the Material and Services to another customer and the costs that Contractor avoids as a result of re-applying Materials and Services to meet other needs of AT&T, the needs of other customers or Contractor’s own internal needs within ninety (90) days following the Delivery Date scheduled in the Order. Contractor shall make reasonable efforts to maximize salvage value. All such costs, avoided costs, and values are subject to substantiation by proof satisfactory to AT&T before any payment may become due.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	AT&T is not liable to Contractor for any detriment resulting from AT&T’s unilateral Termination of an Order for Materials not specially manufactured for AT&T when AT&T’s Termination of such Order occurs more than sixty (60) days before the Delivery Date. If AT&T incurs a Termination charge as provided in this Section, and AT&T or an Affiliate places an Order for Materials or Services equivalent to those for which such Termination charge is incurred, within sixty (60) days after AT&T incurs such Termination charge, then Contractor shall refund such Termination charge to AT&T. The Termination charge provided in this Section constitutes Contractor’s sole and exclusive remedy for detriment resulting from AT&T’s unilateral Termination of, or breach preventing Delivery under, an Order. AT&T is not liable for any Termination Charges in any case when Termination results from the mutual agreement of the Parties.

d.	Partial Termination and Partial Cancellation

1.	Whenever law or a provision of this Agreement permits AT&T to Terminate or Cancel any Order, AT&T may, at its option, Terminate or Cancel such Order either in whole or in part. If AT&T Terminates or Cancels an Order in part, AT&T shall pay only for such Materials and Services as AT&T Accepts at prices established under this Agreement or, if there are none, at prices calculated on the basis of such partially Terminated or Canceled Order, and, unless a Termination Charge applies, AT&T has no obligation to pay for such Materials or Services as AT&T does not Accept.

e.	Cancellation of Related Orders

Whenever law or a provision of this Agreement permits AT&T to Cancel any Order, AT&T may also Cancel such other Orders as related to the same transaction or series of transactions as the Order in question.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

f.	Further Remedies and Obligations upon Cancellation

Upon Cancellation of an Order by AT&T, Contractor shall: (1) refund any amounts AT&T may have previously paid for Material or Services rejected or returned by AT&T; and (2) reimburse AT&T for any cost incurred in (a) returning such Materials to Contractor; and (b) restoring AT&T’s site to its previous condition. If AT&T returns or rejects any Material to which title has already passed, title in such Material shall revert to Contractor when Contractor satisfies its refund and reimbursement obligations under the preceding sentences. Contractor bears the risk that such Materials may be lost or damaged in transit.

g.	Suspension

AT&T may, at any time, at its convenience, by written notice, Suspend all or any portion of the Order for a period not to exceed twelve (12) months.

If AT&T’s Suspension exceeds or is planned to exceed sixty (60) days and thus precludes Contractor from completing Delivery of Materials or Services, then AT&T may discharge any and all liability to Contractor for detriment resulting from such Suspension by making payment to Contractor for the following: Delivered Drivers, WAs and Material regardless of Milestone achieved; and a Suspension fee equal to the Termination Charges described in subsection c above, net of such Delivered Drivers, WAs and Material.

Prior to or at the end of twelve (12) months, AT&T will lift the Suspension or Terminate the Order pursuant to Subsection (b) above in this Section. Such suspension shall become effective on the date and to the extent specified in the notice. Upon receipt of such notice and except as otherwise directed by AT&T, Contractor shall: 1) stop work on the date and to the extent specified in the notice; 2) take such action as may be necessary to protect and preserve AT&T’s property; and 3) take no further action which will increase Contractor’s costs.

3.6 Work Summary

a.	Upon request by AT&T, Contractor shall provide a Work Summary as such term is defined immediately below.

b.	A Work Summary is a set of documents which will allow AT&T to understand the Work in progress at a Site including the costs to leave the Site as is or continue Work until a logical stopping point is reached. Work Summaries when requested shall be due to AT&T within thirty (30) calendar days of being requested in Writing by AT&T.

c.	Work Summaries shall include:

1.	A description of the Work and cost estimate to continue Work until the next Paypoint and Non-Paypoint Milestone is reached;

2.	A description of the Work and cost estimate to preserve Work in progress should AT&T elect not to allow Work to continue to the next Milestone;

3.	Listing of any agreements affected by a proposed Termination or Suspension, together with recommended steps to eliminate or mitigate costs to AT&T;

4.	Cost to complete Delivery of the Site;

5.	Such other information as AT&T may request.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.7 Compliance with Laws

Contractor shall comply with all laws (including all statutes, ordinances, regulations, orders and codes, whether specifically mentioned elsewhere in this Agreement or not) attendant upon Contractor’s performance under this Agreement and AT&T’s utilization of the Materials and Services, in every jurisdiction where Contractor performs or AT&T utilizes the Materials or receives the Services. Contractor shall procure all approvals, bonds, certificates, insurance, inspections, licenses, and permits that such laws require for the performance of this Agreement.

3.8 Conflict of Interest

Contractor represents and warrants that no officer, director, employee or agent of AT&T has been or will be employed, retained or paid a fee, or otherwise has received or will receive, any personal compensation or consideration, by or from Contractor or any of Contractor’s officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

Contractor shall not offer or give gratuities in the form of gifts, entertainment, concessions, or otherwise to AT&T or its employees or representative(s), or any person related by blood or marriage to such individuals for the express or implied purpose of obtaining an Order or contract or securing favorable treatment with respect to the awarding, amending, or administration of such Order or contract, or in the inspection or acceptance of the services to be performed thereunder. Contractor shall not engage in any conduct which will constitute or appear to constitute a conflict of interest between Contractor’s responsibility to AT&T under this contract and Contractor’s responsibility to any person, business, or other entity with which Contractor may have had any dealings.

3.9 Construction and Interpretation

a.	This Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of its provisions. Accordingly, the drafting of this Agreement is not to be attributed to either Party.

b.	Article, Section and paragraph headings contained in this Agreement are for reference purposes only and are not to affect the meaning or interpretation of this Agreement. The word “include” in every form means to include without limitation by virtue of enumeration. Whenever this Agreement refers to a consent or approval to be given by either Party, such consent or approval is effective only if given in writing and signed by the Party giving approval or consent. The singular use of words includes the plural and vice versa.

3.10 Cumulative Remedies

The rights and remedies of the Parties set forth in this Agreement are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity, by statute or otherwise, except in those cases where this Agreement or an Order specifies that a particular remedy is sole or exclusive, but neither Party may retain the benefit of inconsistent remedies. No single or partial exercise of any right or remedy with respect to one breach of this Agreement or any Order precludes the simultaneous or subsequent exercise of any other right or remedy with respect to the same or a different breach.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.11 Delivery, Performance and Acceptance

a.	Contractor acknowledges the competitive telecommunications marketplace in which AT&T operates and understands that AT&T’s business requires prompt Delivery of Material and provision of Services by the specified Delivery Dates. Therefore, the Parties agree that dates for Delivery of Material and Services are firm, time is of the essence, and Contractor will complete such Delivery in strict conformance with the Specifications.

b.	If Material or Services are not in strict compliance with the Specifications, AT&T shall so notify Contractor and provide Contractor an opportunity to cause such Material or Services to strictly comply with the Specifications. Notwithstanding AT&T’s Acceptance, AT&T retains the right to revoke Acceptance pursuant to Uniform Commercial Code Section 2-608. In no event shall Acceptance be deemed to occur prior to the date Contractor completes its Delivery of Material or Completion of Services.

c.	Contractor shall respond and begin making required corrections or replacement within four (4) hours of:

i.	AT&T’s notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications and that such non-compliance is a Service Affecting Defect; or

ii.	the date and time that Contractor becomes aware of a Service Affecting Defect if not notified by AT&T.

d.	Contractor shall respond and begin making required corrections or replacement within twenty four (24) hours of:

i.	AT&T’s notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications, and that such non-compliance is a Non-Service Affecting Defect; or

ii.	the date and time that Contractor becomes aware of a Non-Service Affecting Defect if not notified by AT&T.

e.	Contractor shall diligently pursue the corrections required pursuant to subsections c and d above until completion.

f.	If Contractor fails to make any required corrections or replacements within seven (7) calendar days after being requested to do so by AT&T, then AT&T may perform the Work itself or have a third party perform the Work and, at AT&T’s option, either (a) charge the cost for such corrections or replacements to Contractor, or (b) deduct the cost for such corrections or replacements from any amounts due Contractor for Material or Services. AT&T shall have no obligation to Accept or pay for any Material or Services which it determines, in its sole discretion, does not conform to the Specifications established in this Agreement or in an Order. If Material and Services that are found to be unsatisfactory to AT&T have not been corrected or replaced by Contractor within seven (7) calendar days from AT&T’s written notice, then AT&T may, in addition to all other rights and remedies provided by law or this Agreement, Cancel this Agreement and/or any affected Order.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

g.	If AT&T advises Contractor of, or Contractor becomes aware of a landlord complaint, Contractor shall respond to the landlord complaint within twenty-four (24) hours, shall commence any required corrections promptly, and shall diligently pursue same until completion.

3.12 Reporting Defects

If any of Contractor’s Work depends, for its proper execution or results, upon the Work of any other contractor or contractors, Contractor shall inspect and promptly report in writing to AT&T’s representative as identified on the Order any defects in the Work that render it unsuitable for the proper execution or results, and Contractor shall not proceed with that phase of the Work until so authorized by AT&T’s Order representative.

3.13 Entire Agreement

This Agreement constitutes the final, complete, and exclusive expression of the Parties’ agreement on the matters contained in this Agreement. All prior written and oral negotiations and agreements, and all contemporaneous oral negotiations and agreements, between the Parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement. The Parties do not intend that the provisions of this Agreement be explained, supplemented, or qualified through evidence of trade usage or any prior course of dealings or any course of performance under any prior agreement. In entering into this Agreement, neither Party has relied upon any statement, estimate, forecast, projection, representation, warranty, action or agreement of the other Party except for those expressly contained in this Agreement. There are no conditions precedent to the effectiveness of this Agreement other than any expressly stated in this Agreement.

3.14 Ethical Business Practice

Contractor hereby represents and warrants that the employees, temporary workers, agents, consultants, partners, officers, directors, members or representatives of Contractor and its subcontractors, if any, performing Services or other activities under this Agreement (each and any of the foregoing individuals, for the purpose of this clause, a “Contractor Representative”) shall comply with the US Foreign Corrupt Practices Act and all applicable anticorruption laws. Contractor Representatives shall not directly or indirectly pay, offer, give, promise to pay or authorize the payment of, any portion of the compensation received in connection with this Agreement or any other monies or other things of value in connection with its performance to a Government Official, defined below, to obtain or retain business or secure any improper advantage nor shall it permit such actions by a third party in connection with this Agreement. Government Official means (i) an officer or employee of any government or any department, agency, or instrumentality thereof, including government-owned or government-controlled commercial entities; (ii) an officer or employee of a public international organization; (iii) any person acting in an official capacity for or on behalf of any government or department, agency, or instrumentality or public international organization; (iv) any political party or official thereof; (v) any candidate for political office; or (vi) any other person, individual or entity at the suggestion, request or direction or for the benefit of any of the above-described persons or entities.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.15 Force Majeure

a.	A Party is excused from performing its obligations under this Agreement or any Order if, to the extent that, and for so long as:

i.	such Party’s performance is prevented or delayed by an act or event (other than economic hardship, changes in market conditions, insufficiency of funds, or unavailability of equipment and supplies) that is beyond its reasonable control and could not have been prevented or avoided by its exercise of due diligence; and

ii.	such Party gives written notice to the other Party, as soon as practicable under the circumstances, of the act or event that so prevents such Party from performing its obligations.

b.	By way of illustration, and not by limitation, acts or events that may prevent or delay performance (as contemplated by this Section) include: acts of God or the public enemy, acts of civil or military authority, terrorists acts, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, and labor disputes (even if AT&T is involved in the labor dispute).

c.	If Contractor is the Party whose performance is prevented or delayed, AT&T may elect to:

i.	Terminate, in whole or in part, this Agreement and the affected Order, without any liability to Contractor, or

ii.	suspend this Agreement and the affected Order or any part thereof for the duration of the delay; and (at AT&T’s option) obtain Material and Services elsewhere and deduct from any commitment, under this Agreement or such Order, the quantity of the Material and Services obtained elsewhere or for which commitments have been made elsewhere; and resume performance under this Agreement or such Order when Contractor resumes its performance; and (at AT&T’s option) extend any affected Delivery Date or performance date up to the length of time Contractor’s performance was delayed or prevented. If AT&T does not give any written notice, within thirty (30) days after receiving notice under this Section that Contractor’s performance has been delayed or prevented, this option (ii) will be deemed to have been selected.

3.16 Governing Law

The laws of the State of Texas (excluding any laws that direct the application of another jurisdiction’s law) govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including its validity, interpretation, construction, performance, and enforcement.

3.17 Government Contract Provisions

a.	To the extent that Contractor’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; Section 8116 of the Defense Appropriations Act for Fiscal Year 2010 (Pub. L. 111-118); and the Jobs for Veterans Act) pertaining to government contractors, Contractor shall:

1.	comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and

2.	fulfill the obligations of a contractor under the clauses incorporated by this Section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

b.	This Section incorporates the following clauses:

1.	“Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);

2.	“Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);

3.	“Equal Employment Opportunity” (at 48 CFR §52.222-26);

4.	“Equal Employment Opportunity Clause” (at 41 CFR §60-1.4(a));

5.	“Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);

6.	“Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR Sec. 60-300.5);

7.	“Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);

8.	“Notice Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 29 CFR § 470.2);

9.	“Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 48 CFR §52.222-39);

10.	“Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);

11.	“Small Business Subcontracting Plan” (at 48 CFR §52.219-9);

12.	“Utilization Of Small Business Concerns” (at 48 CFR §52.219-8);

13.	“Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009”) (FAR 52.203-15;

14.	“American Recovery and Reinvestment Act - Reporting Requirements” (FAR 52.204-11);

15.	“GAO/IG Access” (FAR 52.212-5(d) (Alt. II), FAR 52.214-26(c) (Alt. I), FAR 52.215-2(d) (Alt. I));

16.	“Davis-Bacon Act” (FAR 52.222-6);

17.	“Buy American Act” (FAR 52.225-21, FAR 52.225-22, FAR 52.225-23, & FAR 52.225-24);

18.	“Whistleblower Protections” (Pub. L. No. 111-5, Section 1553);

19.	“Award term - Reporting and registration requirements under section 1512 of the Recovery Act” (2 CFR 176.50);

20.	“GAO/IG Access” (Pub. L. No. 111-5, Section 902, 1514 and 1515);

21.	“Award term - Wage Rate Requirements under Section 1606 of the Recovery Act” (2 CFR 176.190); and

22.	Buy American Requirements (2 CFR 176.140, 2 CFR 176.150, 2 CFR 176.160, & 2 CFR 176.170).

c.	If an Order includes a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Contractor shall also fulfill the obligations of a contractor or offeror under those additional provisions.

3.18 Indemnity

a. Contractor shall indemnify, hold harmless, and defend AT&T, its Affiliates, and their agents and employees, in accordance with this Section, against any Loss arising from or in connection with, or resulting from, the Materials or Services furnished by Contractor or Contractor’s acts or omissions with respect to this Agreement. Contractor’s duty to indemnify, hold harmless, and defend against Loss extends to Loss that may be caused or alleged to be caused in part, by the negligence of AT&T and other persons indemnified under this Agreement, to the fullest extent that such indemnification is permitted by applicable law.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

b. “Loss” includes any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including punitive damages), diminution in value, liens, fines, fees, penalties, and Litigation Expense. “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including Attorney’s Fees, other professionals’ fees, and disbursements. “Attorney’s Fees” include a charge for the service of in-house counsel at the market rate for independent counsel of similar experience.

c. AT&T shall notify Contractor in writing, and with reasonable promptness, of any claim, demand, suit, cause of action or legal proceeding that may give rise to a claim against Contractor for defense. If AT&T fails to give notice, Contractor is still obligated to indemnify, hold harmless and defend AT&T, except that Contractor is not liable for any Litigation Expense that AT&T incurs before the time when notice is given.

d. At the request of AT&T, Contractor shall conduct AT&T’s defense (employing counsel acceptable to AT&T), at Contractor’s expense, against any claim, demand, suit or cause of action within the scope of paragraph (a) above, whether or not litigation is actually commenced or the allegations are meritorious. At its own option, AT&T may employ separate counsel, including in-house counsel, to conduct AT&T’s defense against such a claim. AT&T and Contractor shall cooperate in the defense of any such claim. Contractor may control the defense and settlement of such a claim, but if the settlement of a claim may have an adverse effect on AT&T, then Contractor shall not settle such claim without the consent of AT&T, and AT&T shall not unreasonably withhold or delay its consent.

e. AT&T has no duty to indemnify, hold harmless or defend Contractor against any Loss arising from or in connection with, resulting from, or relating to this Agreement or the performance of any Party to this Agreement.

f. Contractor shall bring no claim or action for indemnification, contribution, or subrogation against AT&T, its Affiliates, or their agents or employees, nor shall Contractor implead any of them in any action brought by another, based on injury to the person or death arising out or relating to Contractor’s performance under this Agreement. If, through any such action, Contractor ever acquires a lien on a judgment against AT&T, its Affiliates, or their agents or employees, then Contractor shall assign such lien to AT&T. Contractor waives any immunity from indemnification that Contractor may hold, by virtue of Contractor’s compliance with its workers’ compensation obligations in any jurisdiction, even if such immunity arises under the constitution or statutes of such jurisdiction (such as, for example, Section 35, Article II, of the Ohio Constitution and Sections 4123.74 and 4123.741 of the Ohio Revised Code).

3.19 Information

a. In connection with this Agreement, including Contractor’s performance of its obligations hereunder and AT&T’s receipt of Material and Services, either Party may find it beneficial to disclose to the other Party

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(which may include permitting or enabling the other Party’s access to) certain of its Information. For the purpose of this clause, AT&T’s disclosure of Information to Contractor includes any Information that Contractor receives, observes, collects, handles, stores, or accesses, in any way, in connection with this Agreement. Information of a disclosing Party shall be deemed to be confidential or proprietary only if it is clearly marked or otherwise identified by the disclosing Party as being confidential or proprietary, provided that if it is orally or visually disclosed (including Information conveyed to an answering machine, voice mail box or similar medium), the disclosing Party shall designate it as confidential or proprietary at the time of such disclosure. Notwithstanding the foregoing, a disclosing Party shall not have any such obligation to so mark or identify, or to so designate, Information that the disclosing Party discloses to or is otherwise obtained by the other Party’s employees, contractors, or representatives (i) who are located on the disclosing Party’s premises; (ii) who access the disclosing Party’s systems; or (iii) who otherwise obtain AT&T and/or AT&T Customer Information in connection with this Agreement, any such Information so disclosed shall automatically be deemed to be confidential and proprietary. Additionally, the failure to mark or designate information as being confidential or proprietary will not waive the confidentiality where it is reasonably obvious, under the circumstances surrounding disclosure, that the Information is confidential or proprietary; any such Information so disclosed or obtained shall automatically be deemed to be confidential and proprietary. For greater certainty, Information provided by either Party to the other Party prior to the Effective Date of this Agreement in connection with the subject matter hereof, including any such Information provided under a separate non-disclosure agreement (howsoever denominated) is also subject to the terms of this Agreement. Neither Party shall disclose Information under this Agreement that includes, in any form, any of the following: customer or employee personal information, credit card and credit related information, health or financial information, and/or authentication credentials.

b. With respect to the Information of the disclosing Party, the receiving Party shall:

1.	hold all such Information in confidence with the same degree of care with which it protects its own confidential or proprietary Information, but with no less than reasonably prudent care;

2.	restrict disclosure of such Information solely to its employees, contractors, and agents with a need to know such Information, advise such persons of their confidentiality obligations hereunder with respect thereto, and ensure that such persons are bound by obligations of confidentiality reasonably comparable to those imposed in this Agreement;

3.	use such Information only as needed to perform its obligations (and, if AT&T is the receiving Party, to receive the benefits of the Material and Services provided) under this Agreement;

4.	except as necessary under the immediately preceding clause (3), not copy, distribute, or otherwise use any such Information or allow anyone else to copy, distribute, or otherwise use such Information; and ensure that any and all copies bear the same notices or legends, if any, as the originals; and

5.

upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and provide written certification within fifteen (15) business days to the

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

disclosing Party that such Information has been returned or destroyed, provided that with respect to archival or back-up copies of Information that reside on the receiving Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause (5) if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.

c. Except for Customer Information, neither Party shall have any obligation to the other Party with respect to Information which:

1.	at the time of disclosure was already known to the receiving Party free of any obligation to keep it confidential (as evidenced by the receiving Party’s written records prepared prior to such disclosure);

2.	is or becomes publicly known through no wrongful act of the receiving Party (such obligations ceasing at the time such Information becomes publicly known);

3.	is lawfully received from a third party, free of any obligation to keep it confidential;

4.	is independently developed by the receiving Party or a third party, as evidenced by the receiving Party’s written records, and wherein such development occurred without any direct or indirect use of or access to the Information received from the disclosing Party, or

5.	the disclosing Party consents in writing to be free of restriction.

d. If a receiving Party is required to provide Information of a disclosing Party to any court or government agency pursuant to a written court order, subpoena, regulatory demand, or process of law, the receiving Party must, unless prohibited by applicable law, first provide the disclosing Party with prompt written notice of such requirement and reasonable cooperation to the disclosing Party should it seek reasonable protective arrangements for the production of such Information. The receiving Party will (i) take reasonable steps to limit any such provision of Information to the specific Information required by such court or agency, and (ii) continue to otherwise protect all Information disclosed in response to such order, subpoena, regulation, or process of law.

e. A receiving Party’s obligations with respect to any particular Information of a disclosing Party shall remain in effect, including after the expiration, Termination or Cancellation of this Agreement, until such time as it qualifies under one of the exceptions set forth in clause (c) above. Notwithstanding anything to the contrary herein, Customer Information shall remain confidential indefinitely and shall never be disclosed or used without the prior written approval of an authorized representative of AT&T.

f. Notwithstanding anything to the contrary in this Agreement (including in this Section), Contractor understands and acknowledges that Contractor information related to the installation, operation, repair, or Maintenance shall not be considered confidential or proprietary, and AT&T may disclose any such information for purposes of installing, operating, repairing, replacing, removing, and maintaining the Material.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.20 Infringement

a. Definitions. For purposes of this Section:

1. “Indemnified Parties” shall mean AT&T and its Affiliates, as well as their agents, distributors and customers, individually or collectively, as the case may be.

2. “Loss” shall mean any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including, without limitation, punitive and exemplary damages and increased damages for willful infringement), liens, fines, fees, penalties, and Litigation Expense.

3. “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including without limitation reasonable attorneys’ fees and other professionals’ fees, and disbursements.

4. “Accused Elements” shall mean any products, hardware, software, systems, content, services, processes, methods, documents, materials, data or information (or functionality therein) provided by or on behalf of Contractor.

b. Obligations.

1. Contractor shall indemnify, hold harmless, and defend the Indemnified Parties against any Loss resulting from, arising out of or relating to any allegation, threat, demand, claim or lawsuit brought by any third party (“Covered Claim”), regardless of whether such Covered Claim is meritorious, of:

a) infringement (including, without limitation, direct, contributory and induced infringement) of any patent, copyright, trademark, service mark, or other intellectual property right in connection with the Accused Elements, including, for example, any Covered Claim of infringement based on:

(1) making, repair, receipt, use, importing, sale or disposal (and offers to do any of the foregoing) of Accused Elements (or having others do any of the foregoing, in whole or in part, on behalf of or at the direction of the Indemnified Parties), or

(2) use of Accused Elements in combination with products, hardware, software, systems, content, services, processes, methods, documents, materials, data or information not furnished by Contractor, including, for example, use in the form of the making, having made or using of an apparatus or system, or the making or practicing of a process or method (a “Combination Claim”);

b) misappropriation of any trade secret, proprietary or non-public information in connection with the Accused Elements;

any and all such Loss referenced in this Section b (“Obligations”) being hereinafter referred to as a “Covered Loss.”

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2. In the event (and only in the event) that Contractor’s obligations under paragraph b.1. result from, arise out of, or relate to a Covered Claim that is a Combination Claim, the following provisions shall apply:

a) Contractor shall be liable to pay only its Proportionate Share of the Covered Loss associated with such Combination Claim. The “Proportionate Share” payable by Contractor shall be a portion of the Covered Loss determined on an objectively fair and equitable basis to be attributable to Contractor based on the relative materiality of the role played by the applicable Accused Elements in the Combination Claim.

b) Contractor shall be liable to the Indemnified Parties (or to a third-party claimant directly, if applicable) for its duly determined Proportionate Share of the Covered Loss with respect to a particular Combination Claim, regardless of whether any other interested party compensates the Indemnified Parties as part of an indemnification obligation, if any, relating to the Combination Claim.

c) Contractor shall make payments in satisfaction of its Proportionate Share obligation (“Required Payments”) whenever those Required Payments become due (for example, Contractor shall make Required Payments for indemnified defense costs when payment is due to be paid to outside counsel; and Contractor shall make Required Payments for court awards (such as damages) when payment is required by the court; and Contractor shall make Required Payments for settlement when payment is due to be paid according to the terms of a settlement agreement). To the extent possible, AT&T shall give Contractor reasonable notice of such payment due dates. Contractor shall be liable to the Indemnified Parties for any monies owed (such as a Proportionate Share) by any affiliate of Contractor should such affiliate fail to pay in accordance with its indemnification obligation to the Indemnified Parties.

3. AT&T shall have sole control over the defense of (i) any Combination Claim and (ii) any other Covered Claim that involves Contractor and one or more other suppliers of AT&T or its Affiliates ((i) and (ii) being hereinafter referred to separately and collectively as a “Compound Claim”). Contractor shall cooperate in every reasonable way with AT&T to facilitate the defense and may, at its option and at its own expense, participate with AT&T in the defense with counsel of its own choosing.

4. In the event (and only in the event) that Contractor’s obligations under paragraph b.1. result from, arise out of, or relate to other than a Compound Claim, Contractor may control the defense, but only if, promptly upon any of the Indemnified Parties’ giving Contractor written notice of the Covered Claim, Contractor delivers to AT&T a written, properly executed, unconditional, irrevocable, and binding promise to fully indemnify and hold harmless the Indemnified Parties from and against all Losses related to the Covered Claim and, in particular, to waive any exceptions or limitations that might otherwise apply under this Section. In the event that Contractor controls the defense of the Covered Claim, the Indemnified Parties may, at their option and expense, participate with Contractor in the defense of such Covered Claim.

5. AT&T shall notify Contractor promptly of any Covered Claim, but such notice shall not be a precondition of Contractor’s obligations under this Section; and any delay in such notice shall not relieve Contractor of its obligations under this Section, except if and only to the extent that Contractor can show that such delay actually and materially prejudices Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6. In no event shall Contractor settle, without AT&T’s prior written consent, any Covered Claim, in whole or in part, in a manner that would require any Indemnified Party to discontinue or materially modify its products or services (or offerings thereof). In no event shall Contractor enter into any agreement related to any Covered Claim or to the intellectual property rights asserted therein that discharges or mitigates Contractor’s liability to the third-party claimant but fails to fully discharge all of AT&T’s liabilities as to the Covered Claim.

c. Continued Use of Accused Elements Upon Injunction.

1. Without in any manner limiting the foregoing indemnification, if, as a result of a Covered Claim, (i) Indemnified Parties’ rights under this Agreement are restricted or diminished; or (ii) an injunction, exclusion order, or other order from a court, arbitrator or other competent tribunal or governmental authority preventing or restricting the Indemnified Parties’ use or enjoyment of the Accused Elements (“Adverse Judicial Order”) is issued, imminent, or reasonably likely to be issued, then, in addition to its other obligations set forth in this Section, Contractor, in any case at its sole expense (or, in the case of a Combination Claim, at its fairly and equitably apportioned expense) and at no loss, cost or damage to the Indemnified Parties or their customers, shall use commercially reasonable efforts to obtain for the Indemnified Parties the right to continue using or conducting other activities with respect to the Accused Elements (or, in the case of a Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to obtain for the Indemnified Parties the right to continue using or conducting other activities with respect to the Accused Elements in the combination at issue); provided that if Contractor is unable to obtain such right, Contractor shall, after consulting with and obtaining the written approval of the Indemnified Parties, provide modified or replacement non-infringing Accused Elements that are (or, in the case of a Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to provide a modified or replacement non-infringing combination, with the Accused Elements being modifed or replaced as needed therein, that is) equally suitable and functionally equivalent while retaining the quality of the original Accused Elements and complying fully with all the representations and warranties set forth in this Agreement; provided further that if Contractor is unable in this way to provide such modified or replacement non-infringing Accused Elements, AT&T shall have the rights, without prejudice to any other rights or remedies that AT&T has in contract, law or equity: (i) to terminate this Agreement; and (ii) to require Contractor, as applicable, to remove, accept return of, or discontinue the provision of the Accused Elements, to refund to AT&T the purchase price thereof or other monies paid therefor, and to reimburse AT&T for any and all out-of-pocket expenses of removing, returning, or discontinuing such Accused Elements.

2. Notwithstanding any other provision of this Agreement to the contrary, should an Adverse Judicial Order be issued against any person (whether or not stayed or currently in effect), affecting Indemnified Parties’ ability to use or conduct other activities with respect to the Accused Elements, then the Indemnified Parties may seek the right to continue to use, or conduct other activities with respect to, the Accused Elements, and Contractor shall reimburse

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

the Indemnified Parties for the reasonable costs (including reasonable attorney’s fees) associated with obtaining such right; and, in the case of a Combination Claim, the Indemnified Parties may seek the right to continue to use, or conduct other activities with respect to, the combination at issue and seek from Contractor a fair and equitably apportioned share of the reasonable costs (including reasonable attorney’s fees) associated with such right.

d. Elimination of Charges. AT&T has no obligation to pay Contractor any charges under this Agreement for the purchase, use, or maintenance of Accused Elements when such purchase, use, or maintenance occurs after such time as the Indemnified Parties cease to use them, by reason of actual or claimed infringement.

e. Exceptions. Contractor shall have no liability or obligation to any of the Indemnified Parties for any Loss resulting from a Covered Claim if and to the extent that such Covered Claim is clearly based on, and would not have arisen but for:

1. use of the Accused Elements by the Indemnified Parties in a manner that constitutes a material breach of an explicit prohibition in this Agreement; or

2. a modification or alteration of the Accused Elements by an Indemnified Party that is both unauthorized by Contractor and not reasonably necessary for its use; or

3. Contractor’s contractually required conformance to the Indemnified Party’s written specifications, but only if and to the extent all of the following are true:

a) there was no technically feasible non-infringing means of complying with those specifications; and

b) the relevant specifications are not designed to bring the Accused Elements into compliance with or conform to an industry standard; and

c) the Accused Elements (nor the accused functionality therein) are not, nor have been, at any time (now or in the future) provided by or on behalf of Contractor to any third party; and

d) the Accused Elements (nor the accused functionality therein) are not, nor have been, at any time (now or in the future) available on the open market (i.e. provided or offered at any time by a third party to another party other than AT&T); and

e) the relevant specifications for the Accused Elements are not of Contractor’s (or its sub-supplier’s) origin, design, or selection.

f. OTHER LIMITATIONS OF LIABILITY NOT APPLICABLE. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY (AND WHETHER OR NOT SUCH A PROVISION CONTAINS LANGUAGE THAT REPRESENTS ITSELF AS TAKING PRECEDENCE OVER OTHER PROVISIONS CONTRARY TO IT), WHETHER EXPRESS OR IMPLIED, NONE OF THE LIMITATIONS OF LIABILITY (INCLUDING, WITHOUT LIMITATION, ANY LIMITATIONS REGARDING TYPES OF OR AMOUNTS OF DAMAGES OR LIABILITIES) CONTAINED ANYWHERE IN THIS AGREEMENT WILL APPLY TO CONTRACTOR’S OBLIGATIONS UNDER THIS SECTION.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.21 Insurance

1.	With respect to Supplier’s performance under this Agreement, and without limiting any of its other obligations or liabilities, Supplier shall at its sole cost and expense:

i.	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1.	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and

2.	with respect to any coverage maintained or an extended discovery period exercised in a “claims-made” policy, for three (3) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

ii.	require each subcontractor who may perform Work under this Agreement or enter upon the Work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins Work, throughout the term of the subcontractor’s Work and, with respect to any coverage or extended discovery period maintained on a “claims-made” policy, for three (3) years thereafter;

iii.	procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Contractor may procure insurance from the state fund of the state where Work is to be performed; and

iv.	deliver to AT&T certificates of insurance stating the types of insurance and policy limits. Contractor shall provide or will endeavor to have the issuing insurance company provide at least thirty (30) days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Contractor shall deliver such certificates:

1.	prior to execution of this Agreement and prior to commencement of any Work;

2.	prior to expiration of any insurance policy required in this Section; and

3.	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.

v.	Contractor warrants that it is aware of and understands the hazards which are presented to persons, property, and the environment in the performing of transportation, storage, remediation and disposal services as described within the scope of services of Agreement. Contractor will transport, store, remediate and dispose of such materials in full compliance with all applicable governmental laws, regulations and orders. If the scope of services requires off-site storage or disposal, the selected storage and disposal facilities described in this Agreement are appropriately licensed and permitted to store and dispose of the waste, materials or hazardous substances detailed within this Agreement. In the event the storage or disposal facility loses its permitted status hereafter during the terms of this Agreement, Contractor will promptly notify AT&T of such loss.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	The Parties agree that:

i.	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Contractor’s obligation to maintain the insurance required under this Agreement;

ii.	the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Contractor, nor be deemed as a limitation on Contractor’s liability to AT&T in this Agreement;

iii.	Contractor may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance;

iv.	Contractor is responsible for any deductible or self-insured retention; unless agreed to in writing by AT&T, the deductible or self-insured retention can be no greater than $100,000 per occurrence;

v.	that limits required are minimums only and do not impose a limitation or restriction on available insurance coverage to Additional Insured(s); and

vi.	to the extent that Contractor is performing Work at a Work site where AT&T is obligated to require its subcontractors to maintain certain coverages and limits, Contractor agrees to be bound to those terms. However, the terms and conditions will be no broader than the requirements shown herein.

3.	The insurance coverage required by this Section includes:

i.	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

•	$500,000 for Bodily Injury - each accident

•	$500,000 for Bodily Injury by disease - policy limits

•	$500,000 for Bodily Injury by disease - each employee

1.	to the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees (not required for work performed in the states of Kansas, Kentucky, Missouri, New Jersey, New Hampshire, North Dakota, Ohio, Washington, West Virginia and Wyoming).

2.	In states where Workers’ Compensation insurance is a monopolistic state-run system, Contractor shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

3.	to the extent that any Work is subject to the Jones Act, the Longshore and Harbor Workers’ Compensation Act, Federal Employers Liability Act, Continental Shelf, or the Defense Base Act, the Workers’ Compensation policy must be endorsed to cover such liability under such Act; and,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.	if leased workers are involved, Contractor shall include an Alternate Employers Endorsement naming AT&T as the alternate employer to cover Contractor’s employees while in the course of special or temporary employment with AT&T.

ii.	Commercial General Liability insurance covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) and, specifically including bodily injury or property damage for removal and disposal operations with limits of at least:

•	$2,000,000 General Aggregate limit

•	$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

•	$1,000,000 each occurrence limit for Personal Injury and Advertising Injury

•	$2,000,000 Products/Completed Operations Aggregate limit

•	$1,000,000 each occurrence limit for Products/Completed Operations

•	$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

1.	Any Commercial General Liability insurance policy as respects Work to be performed under the Agreement and submitted by Contractor must be written on either:

a.	an Insurance Services Office (ISO) Form CG 00 01 or a substitute occurrence form providing equivalent coverage and which shall not contain a sunset provision, commutation clause or any other provision which would prohibit the reporting of a claim and the subsequent defense and indemnity that would normally be provided by the policy; or,

b.	an Insurance Services Office (ISO) Form CG 00 02 or a substitute claims made form providing equivalent coverage and for three (3) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. The retroactive date must precede the commencement of Work under this Agreement.

2.	Contractor is responsible for any losses, claims, costs of any kind which Contractor’s insurance does not cover.

3.	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds on ISO endorsements:

a.	CG 20 10 (premises or operations) AND CG 20 37 (products or completed operations); or

b.	CG 20 26; or

c.	substitute form(s) providing equivalent coverage to a. or b. listed above.

Contractor shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60) days of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.	Explosion, Collapse, and Underground Damage Liability must not be excluded from the Commercial General Liability policy for any Work involving explosives or any underground Work and Explosion, Collapse, and Underground Damage Liability will have the same limit requirement as the Commercial General Liability policy;

5.	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

6.	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

iii.	Business Automobile Liability insurance with limits of at least $1,000,000 each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles. If a motor vehicle is used in connection with the Work, the Business Automobile Liability policy will include coverage at least as broad as Insurance Services Office (ISO) CA 99 48 and be endorsed to include Motor Carrier Act endorsement MCS 90.

iv.	Umbrella/Excess Liability insurance with limits of at least $5,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

v.	Environmental Insurance (Pollution Liability) with limits of at least $2,000,000 each occurrence, claim, or wrongful act and $4,000,000 aggregate. The policy must include:

1.	coverage for bodily injury, property damage, and punitive or exemplary damages where allowed by law for removal and disposal operations as described in this Agreement.

2.	on-site clean-up, third-party claims for off-site clean-up resulting from disposal operations, third-party claims for non-owned locations (including disposal sites), third party claims for operations and third-party claims resulting from transportation during operations.

3.	pollution or environmental harm resulting from or arising out of the Work or operations including “lead/mercury/cadmium/silver/zinc/or other material used in batteries”-related claims, claims arising out of testing, monitoring, measuring operations or laboratory analyses, or liability arising out of the operation of a treatment facility.

4.	transportation coverage for hauling of removed material from the location or Work site to the final disposal location. This coverage may be included on the Business Auto Liability policy.

5.	The policy must contain a separation of insureds clause.

6.	AT&T, its Affiliates, and their directors, officers, and employees as additional insureds for premises/operations and products/completed operations and include a waiver of subrogation on their behalf (Contractor shall provide a copy of the additional insured and waiver of subrogation endorsements to AT&T).

7.	Independent contractors coverage must be included.

8.	For any claims related to Work performed under this Agreement, Contractor’s insurance shall be primary insurance as respects AT&T, its landlord (as applicable), representatives, officials and employees; any insurance or self insurance maintained by AT&T or its landlord (as applicable) shall be excess of the Contractor’s insurance and shall not contribute with it.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

9.	no provisions or definitions which would serve to eliminate third party action over claims.

10.	an amendment if the policy contains a warranty stating that coverage is null and void (or works to that effect), if Contractor does not comply with the most stringent regulations governing the Work so that coverage shall be afforded in all cases except for Contractor’s willful or intentional non-compliance with applicable government regulations, in which case coverage shall not be excluded as respects claims against AT&T as long as AT&T was not directly responsible for the intentional non-compliance.

3.22 Invoicing and Payment

a.	Invoices will follow the Invoicing Milestones set forth in the Section entitled “Invoicing Milestones and Progress Payments” and shall contain such other information, and shall be in such format, as AT&T may from time to time specify. Contractor’s invoices shall reference only one (1) Order number, and Contractor may invoice for Work only after Work has been completed.

Contractor shall invoice within a) fifteen (15) days of the Actualization of the applicable invoicing Milestone or b) in the circumstance described in section entitled “Change Orders,” fifteen (15) days of receipt of the revised Order from AT&T which permits invoicing. Where Electronic Data Interchange (“EDI”) is used, Contractor will fill in the required fields of information in the EDI system. Invoices shall reference the Order number.

b.	AT&T shall pay Contractor in accordance with the prices set forth in AT&T’s NORAD system or as set forth in an applicable Order within forty-five (45) days of the date of receipt of the invoice. Payment for shortages or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by AT&T until such problem has been resolved. If AT&T disputes any invoice rendered or amount paid, AT&T shall so notify Contractor. The Parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by AT&T more than one (1) year after the performance of Services or Delivery of Material are untimely and AT&T shall have no obligation to pay such invoices. At Contractor’s option, and upon AT&T’s receipt of an accurate and payable invoice, Contractor may offer and AT&T may accept a one percent (1%) discount on all invoices paid by AT&T within twenty (20) days. All other payments shall be made by AT&T within forty five (45) calendar days from receipt of an accurate invoice.

c.	Invoices for or including freight charges shall be accompanied by legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Such invoices shall include (i) carrier’s name, (ii) date of shipment, (iii) number of pieces, (iv) weight, and (v) freight classification.

d.	AT&T may deduct any setoff or recoupment claims that it or its Affiliates may have against Contractor from amounts due or to become due to Contractor, whether under this Agreement or otherwise. Contractor shall pay any amount due to AT&T or its Affiliates that is not applied against the invoiced amounts within thirty (30) days after written demand by AT&T.

e.	Contractor agrees to accept standard, commercial methods of payment and evidence of payment obligations, including, but not limited to, credit card payments, purchasing card payments, AT&T’s purchase orders and electronic fund transfers, in connection with the purchase of the Material and Services

f.	Contractor shall present an invoice to AT&T within fifteen (15) days of the latter of i) Actualization of CASPR MS ***** or ii) receipt of any revised Order issued as a result of True-Up. Such invoice shall be considered the “Final Invoice.” A True Up shall occur no more than once for each Order and shall be completed prior to Actualization of MS *****. Any errors or deficiencies in any invoice submittal to AT&T must be corrected and resubmitted within five (5) business days. Contractor shall submit separate invoices for each Order. Contractor is responsible for the accuracy and completeness of invoices submitted for payment and all invoices must clearly identify the scope of work and corresponding invoicing Milestones as identified in the Order.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.23 Invoicing Milestones and Progress Payments.

a.	AT&T shall permit progress payments and Contractor shall invoice for progress payments and final payments as described below.

b.	Contractor shall invoice AT&T in the amounts described in Paypoint Sets One and Two (as such terms are defined below) within a) fifteen (15) days of Actualization of the CASPR Milestones described in Paypoint Sets One and Two below or b) in the circumstance described in section entitled “Change Orders,” within fifteen (15) days of receipt of the revised Order from AT&T which permits invoicing.

c.	Contractor may invoice AT&T 100% of the value of the Drivers having a line item “ITM” Paypoint designation (Per Appendix D) at any time after the date the Driver is performed, regardless of Milestone, but shall invoice for such Driver no later than the Final Invoice, as such term is defined in the Section above entitled “Invoicing and Payment.”

d.	Paypoint Set One - Applies to NSB and ethernet or fiber to the cell site (ETTCS/FTTCS) Projects.

i.	Paypoints for Site Acquisition (“Site Acq.”) Drivers

a)	***** (MilestoneMS*****) - Allowed progress payment invoice amount is *****% of the value of any Driver having a “SAQ” paypoint designation.

b)	***** (MS*****) - Allowed final invoice amount is remaining value of any Driver having a “SAQ” paypoint designation.

ii.	Paypoints for Construction and Decommissioning (“Construct”) Drivers

a)	***** (MS*****) - Allowed progress payment invoice amount is *****% of the value of the Drivers having a “CON” paypoint designation.

b)	***** (MS*****) - Allowed progress payment invoice amount is *****% of the value of any Drivers having a “CON” paypoint designation.

c)	Acceptance (MS*****) - Allowed Final Invoice amount is remaining value of all Drivers on the Order.

e.	Paypoint Set Two - Applies to UMTS and LTE Projects.

i.	Paypoints for Site Acquisition (Site Acq.) Drivers

a)	***** (Milestone MS*****) - Allowed progress payment invoice amount is *****% of the value of any Drivers having a “SAQ” paypoint designation.

b)	***** (MS*****) - Allowed final invoice amount is remaining value of any Drivers with a SAQ paypoint designation.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ii.	Paypoints for Construction and Decommissioning (“Construct”) Drivers

a)	***** (MS*****) - Allowed progress payment invoice amount is *****% of the value of any Drivers with a “CON” paypoint designation.

b)	***** (MS*****) - Allowed progress payment invoice amount is *****% of the value of any Drivers with a “CON” paypoint designation.

c)	Acceptance (MS*****) - Allowed Final Invoice amount is remaining value of all Drivers on the Order.

f.	MS*****

i.	The Contractor shall be allowed thirty (30) calendar days from the date its MS*****/ MS***** invoice is received by AT&T (tracked in AT&T’s Oracle or equivalent system) to Deliver to AT&T a Turnover Package (Turnover Package Delivery Date) and to Actualize MS*****.

ii.	In the event that Work is added to the Project after the MS***** invoice is received by AT&T, Contractor shall be allowed the longer of a) thirty (30) calendar days from the date its original MS***** invoice is received by AT&T (tracked in AT&T’s Oracle or equivalent system) or b) ten (10) calendar days from the date such additional Work is completed, to Deliver to AT&T a Turnover Package (Turnover Package Delivery Date) and to Actualize MS*****.

iii.	Contractor’s Actualization of *****:

a.	Shall serve as notice that it has initiated *****.

b.	Shall, along with the submission of the Final Invoice, serve as Contractor’s certification that (i) it has identified and presented all charges, which shall be deemed a full and final submittal for all costs incurred, (including, but not limited to labor, services, equipment, or Material) for Work performed at the Project Site, and (ii) that no further charges will be submitted by Contractor for such Project following such invoice.

c.	Following the Final Invoice, AT&T shall be under no obligation to consider or accept any further charges in connection with the Order.

g.	Turnover Package

i.	The Turnover Package shall include but not be limited to: Documentation required by Appendix A Sections entitled “Procurement of Material” and “Service Work Authorizations”, all document Deliverables identified as an inclusion of individual Drivers, the ND000298 Checklist, WA’s, Project and Program Management Deliverables and the documents required per AT&T specification documents ND000298 and ND00051.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ii.	AT&T shall endeavor, but shall not be committed, to review the Turnover Package and either 1) approve it by way of Actualizing MS***** or 2) disapprove it by way of un-Actualizing MS*****, within 60 calendar days of Contractor’s MS***** Actualization. AT&T shall endeavor, but shall not be committed to, provide Contractor with a written reason for any un-Actualization of MS*****, such as that a certain document or documents were incorrect or missing. In no event shall AT&T’s use of Material or Service constitute Acceptance, nor will Acceptance be deemed to occur prior to the date Contractor completes its Delivery.

iii.	AT&T’s Actualization of MS***** shall be based on the following criteria.

1.	The date of MS***** Actualization is in logical sequence relative to other Project Milestones which have been Actualized or met; and

2.	Punch list items are complete per Section entitled “Punch list Complete”; and

3.	AT&T agrees the Turnover Package has been Delivered and that MS***** was properly Actualized.

iv.	AT&T, in its sole discretion, may allow an exception to the Delivery Date for certain Turnover Package Deliverables when the Delivery delay is beyond Contractor’s control (e.g.,*****); requests for any such exceptions must be documented by Contractor and submitted along with an anticipated revised Delivery Date for the delayed documentation. AT&T expects such Deliverables will be delivered by the anticipated revised Delivery Date.

v.	For the avoidance of doubt, the Turnover Package is a Deliverable and is due to AT&T on the Turnover Package Delivery Date as described above. While it is AT&T’s desire and intent to receive and accept a correct and complete the Turnover Package, AT&T cannot wait indefinitely for Delivery of the Turnover Package.

vi.	If Contractor fails to complete Delivery by the later of i) the Turnover Package Delivery Date or ii) fifteen (15) calendar days from the date AT&T notified Contractor that the Turnover Package was not correct and complete, AT&T may elect to forego such Delivery, in whole or in part, and Contractor agrees to reduce its Final Invoice to AT&T by $500. AT&T shall notify Contractor in writing of its election to forego such Delivery and shall be entitled to keep whatever portion of the incomplete or incorrect Close Out Package that it so desires.

h.	Scoping Division of Payments. AT&T expects the Contractor to act in good faith in scoping Projects. It is normal for scope to be added and removed during the life of a Project. Given the division of payments, AT&T will monitor the Contractor invoicing for specific unacceptable practices, such as front loading scope and excessive revision downward of later payment values. If AT&T, in its sole discretion, determines that Contractor is leaving abnormally little at the later pay points of the site acquisition and Civil scopes, AT&T may suspend the ability of Contractor to submit invoices for progress payments as described in this Section. Actions AT&T may take in this event include, but are not limited to, moving 100% of site acquisition compensation to MS*****/MS***** and 90% of the Civil compensation to MS*****/MS***** or 100% of all compensation to MS*****.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.24 Site Acquisition Only

If Contractor is assigned only Site Acquisition-related activities (site identification, lease agreement negotiation and zoning assistance as described in Appendix A) and upon actualization of CASPR Milestone *****, AT&T informs Contractor that the Site is not scheduled to be released by AT&T for construction within the next sixty (60) calendar days, Contractor shall submit any Site Acquisition related Drivers and Work Authorizations to AT&T in the form of a revised Project Quote within five (5) business days of such notification. AT&T will then revise the Order for the appropriate amount and Contractor will invoice AT&T accordingly.

If the Site is intended to be released by AT&T for construction within sixty (60) calendar days of the Actualization of CASPR Milestone *****, Contractor shall include any site acquisition Drivers and Work Authorizations not captured in the initial Project Quote on the Project Quote submitted for the Civil scope.

3.25 Site Ready For Third Party

a.	Contractor shall Actualize CASPR Milestone ***** prior to Actualizing ***** (CASPR Milestone *****). Actualization of CAPSR Milestone ***** by the Contractor is Contractor’s representation that the Site has been constructed in compliance with the Specifications and Contractor has completed the preparation of the Site for delivery of the material and services ordered by AT&T from the OEM or other third party. In the event that the OEM or other third party delivers or attempts to deliver the material and services and the Site is found not to be ready as was represented by Contractor then Contractor shall be responsible for any costs incurred by AT&T to reimburse the OEM or other third party for the Site not being ready to accept delivery. Such costs shall be applied as a credit on Contractor’s next invoice applicable to the Order for the Project.

Contractor shall Actualize CASPR Milestone ***** prior to Actualizing ***** CASPR Milestone *****. Actualization of CAPSR Milestone ***** by the Contractor is Contractor’s representation that the Site has been constructed in compliance with the Specifications and Contractor has completed the preparation of the Site for delivery of the material and services ordered by AT&T from the LEC (including AT&T) or other third party. In the event that the LEC or other third party delivers or attempts to deliver the material and services and the Site is found not to be ready as was represented by Contractor then Contractor shall be responsible for any costs incurred by AT&T to reimburse the OEM or other third party for the Site not being ready to accept delivery. Such costs shall be applied as a credit on Contractor’s next invoice applicable to the Order for the Project.

3.26 Punch list Complete

Contractor shall complete all punch list items no later than thirty (30) calendar days from Actualization of MS*****.

Upon request by AT&T, Contractor will be required to perform a single site walk with an appropriate AT&T representative to ensure all requirements have been met and all punch list items have been completed; provided that additional site walks may be required in the event that non-conforming Work is identified. In addition, all quality control and other required documentation must be transmitted to and accepted by AT&T to complete each punch list.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.27 Acceptance (CASPR Milestone *****)

Actualization of Milestone ***** by AT&T serves as Acceptance for the delivery of Material and/or completion of Services described in the applicable Order.

In no event shall AT&T’s use of Material or Service constitute Acceptance, nor will Acceptance be deemed to occur prior to the date Contractor completes its Delivery.

3.28 Labor Disputes

a.	In the event of a labor dispute between AT&T and the union(s) representing AT&T’s employees, AT&T may exercise its right to modify the Scope of Work under any Order on immediate notice, including postponing, reducing, or terminating the services to be provided under the Order and due to be performed after the commencement of a labor dispute. AT&T acknowledges and agrees that the exercise of such right may result in a delay in the resumption of Services when requested by AT&T.

b.	The rights and obligations of the Parties under this Section are in addition to, and not a limitation of, their respective rights under the Sections entitled “Amendments and Waivers” and “Force Majeure.”

3.29 Licenses and Patents

No license, express or implied, is granted under this Agreement to Contractor for any patent, trademark, copyright, trade secret or any other intellectual property or application therefor which is now or may hereafter be owned by AT&T or its Affiliates.

3.30 Limitation of Damages

Except with respect to (1) claims based on the indemnity, infringement or confidentiality obligations set forth in this Agreement, or (2) remedies expressly set forth in this Agreement, neither Party shall be liable to the other for any consequential or incidental damages in connection with the performance or failure to perform under this Agreement, however caused, based on any theory of liability. For avoidance of doubt, costs and expenses of repairing, replacing or restoring AT&T property shall be deemed to be direct damages.

3.31 Liquidated Damages

1.	MS***** Liquidated Damages

a.	If Contractor fails to Actualize MS***** by the “Planned MS***** Date” (The Delivery Date for the purposes of this Section) for the Project as listed in CASPR, then AT&T will suffer damages, proximately caused by such delay, in an amount difficult to ascertain with certainty. Therefore, in such a case, AT&T will recover, as liquidated damages and not as a penalty, ***** dollars ($*****) for each day starting with the Delivery Date and ending with the day when Contractor completes the delayed Delivery or AT&T Cancels the applicable Order, whichever occurs first. The amount of AT&T’s potential recovery under this Section is so limited that it will not exceed ***** (*****%) of the total price of the delayed Materials and Services.

b.	Contractor shall not be responsible for any delays caused by AT&T or the third party base transceiver station (BTS) equipment vendor and the “Delivery Date” for purposes of the application of liquidated damages shall be extended for each day of delay caused by either AT&T or the third party BTS equipment vendor’s performance.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	Service Affecting Defect or Non Service Affecting Defect Liquidated Damages

a.	During the term of this Agreement Contractor shall respond to Service Affecting and Non-Service Affecting Defects as requested by AT&T. If Contractor cannot respond in the applicable time specified for its response in Section entitled “Delivery, Performance and Acceptance”, AT&T may itself perform or hire a third party to perform the repairs and shall charge back (in addition to the liquidated damages set forth below) i) for out of warranty repairs, any excess costs incurred by AT&T over and above those costs AT&T would have incurred to Contractor had Contractor responded or ii) for repairs covered by Warranty, the entire cost of repair.

b.	If the Contractor has not responded to and corrected or made all possible progress towards correcting the defect within the timeframes specified in Section entitled “Delivery, Performance and Acceptance”, the following liquidated damages shall apply:

1.	Service Affecting defects - $ ***** per hour per affected Site until corrected.

2.	Non Service Affecting defects - $ ***** per hour per affected Site until corrected.

3.	Service Affecting Defect and Non Service Affecting Defect liquidated damages will be capped at a combined ***** dollars ($) ***** per Site.

3.	Network Outage:

Contractor acknowledges that a network outage will cause damage to AT&T in an amount difficult to ascertain. If during the course of performing Work on an AT&T Site, Contractor causes an unplanned service outage of AT&T’s existing equipment on that Site that lasts more than one (1) hour, Contractor shall pay to AT&T liquidated damages in the amount of ***** dollars ($*****) per hour per occurrence, commencing at the expiration of such hour and continuing until the unplanned service outage has been corrected. These liquidated damages will be capped at a maximum of ***** dollars ($*****) per unplanned service outage.

4.	Offset:

AT&T shall have the right to offset amounts owed to it as liquidated damages under this clause against any amounts owed to Contractor under this Agreement, under any Orders placed pursuant to this Agreement, or under any other agreement.

5.	CASPR Accuracy:

Contractor must maintain a minimum threshold of ninety eight percent (98%) data accuracy in CASPR. Failure to meet this threshold will result in liquidated damages of ***** dollars ($*****) per occurrence. Examples of CASPR data criteria AT&T will review to determine data integrity include the following (this list is not all inclusive and AT&T will review other CAPSR data parameters and criteria as necessary):

i.	Predecessor logic.

ii.	Forecast accuracy.

iii.	Attribute data.

iv.	Vendor assignments in CASPR.

v.	Cycle times.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.	Close Out Package:

In accordance with sub-section f of Section entitled “Invoicing Milestones and Progress Payments”, Contractor shall be allowed thirty (30) calendar days from the date its MS***** invoice is received by AT&T (tracked in AT&T’s Oracle or equivalent system) to Deliver to AT&T a Turnover Package (Turnover Package Delivery Date) and to Actualize MS*****.

If Contractor fails to Delivery the Turnover Package and Actualize MS***** by the Turnover Package Delivery Date, (The Delivery Date for the purposes of this Section) then AT&T will suffer damages, proximately caused by such delay, in an amount difficult to ascertain with certainty. Therefore, in such a case, AT&T will recover, as liquidated damages and not as a penalty, ***** dollars ($*****) for each day starting with the Delivery Date and ending with the day when Contractor completes the delayed Delivery or AT&T Cancels the applicable Order, whichever occurs first. The amount of AT&T’s potential recovery under this Section is so limited that it will not exceed ***** percent (*****%) of the total price of the delayed Materials and Services.

Contractor shall not be responsible for any delays caused by AT&T and the “Delivery Date” for purposes of the application of liquidated damages herein shall be extended for each day of delay caused by AT&T.

7.	Other:

These provisions concerning liquidated damages are intended to be and shall be cumulative and in addition to every other remedy now or hereafter possessed by AT&T including its termination and warranty rights.

8.	Reconciliation

All liquidated damages, if any, will be assessed by AT&T by:

•	August 15 for all liquidated damages occurring January 1 through June 30 of a particular year.

•	February 15 for all liquidated damages occurring July 1 through December 31 of the prior year.

•	AT&T’s right to assess such liquidated damages shall be deemed waived if not claimed in writing to Contractor within the time frames set forth above.

3.32 Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises

a.	It is the policy of AT&T that minority, women, and disabled veteran owned business enterprises (“MWDVBEs”) shall have the maximum practicable opportunity to participate in the performance of contracts.

b.

Contractor shall make good faith efforts to carry out this policy in the award of subcontracts, distribution agreements, resale agreements, and other opportunities for MWDVBE participation. In furtherance of

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

those efforts, and not as a limitation, Contractor shall submit annual participation plans, at the time of contract execution and each subsequent year by December 31, establishing Contractor’s goals for the coming year for participation by minority business enterprises (“MBE”), women owned business enterprises (“WBE”) and disabled veteran business enterprises (“DVBE”), with “participation” expressed as a percentage of aggregate estimated annual purchases by AT&T for the coming year under this Agreement. Contractor shall include specific and detailed plans for achieving its goals in each participation plan. Contractor’s participation goals for the first year (that is, the calendar year that ends on December 31 next following the effective date of this Agreement) are: 15% annual MBE participation; 5% annual WBE participation; and 1.5% annual DVBE participation. Contractor’s participation plan for the first year is attached to and incorporated into this Agreement as Appendix G.

c.	By the tenth day following the close of each calendar month, Contractor shall, in a format and manner acceptable to AT&T, report actual results of its efforts to meet its goals during the preceding calendar month as directed in Appendix G. When reporting its results, Contractor shall count only expenditures with MWDVBEs that are certified as MBE, WBE, or DVBE firms by certifying agencies that are recognized by AT&T, as listed on Appendix G.

d.	Contractor shall inform prospective MBE, WBE, and DVBE subcontractors of their opportunities to apply for certification from the agencies listed in Appendix G.

e.	The extent to which contractors (a) set challenging goals in their annual participation plans and (b) succeed in exceeding the goals that they have set are factors that AT&T may consider favorably when deciding to extend or renew expiring agreements, to apportion orders among competing contractors under existing agreements, and to award new business in competitive bidding.

f.	Contractor’s obligations under this Section are not a limitation of any obligations that Contractor may have under other provisions of this Agreement, including the Section entitled “Government Contract Provisions”.

3.33 Most Favored Customer

Contractor represents and warrants that all prices, benefits, warranties and other terms and conditions in this Agreement are and, during the term of this Agreement, will continue to be no less favorable to AT&T than those currently being offered or that will be offered by Contractor to any of its similarly situated customers. Contractor shall review and have an officer of its company certify its compliance with this Section to AT&T semi-annually. This certification shall be sent to AT&T’s addressee listed under the Section, Notices.

3.34 Non-Exclusive Market

This Agreement does not grant Contractor any right or privilege to provide to AT&T any Material and Services of the type described in or purchased under this Agreement. Except for obligations arising under an Order, this Agreement does not obligate AT&T to purchase or license any such Material or Services. AT&T may contract with other manufacturers and vendors for the procurement or trial of Material and Services comparable to those described in or purchased under this Agreement, and AT&T may itself perform such Services.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.35 Notices

a.	Each Party giving or making any notice, consent, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods, each of which for purposes of this Agreement is a writing: in person; first class mail with postage prepaid; Express Mail, Registered Mail, or Certified Mail (in each case, return receipt requested and postage prepaid); internationally recognized overnight courier (with all fees prepaid); or email. If Notice is given by e-mail, it must be confirmed by a copy sent by any one of the other methods. Each Party giving Notice shall address the Notice to the appropriate person (the “Addressee”) at the receiving Party at the address listed below:

Goodman Networks:
Goodman Networks
6400 International Parkway, Suite 1000
Plano, TX 75093
Attn: Contracts

	Copy to:	Goodman Networks
6400 International Parkway, Suite 1000
Plano, TX 75093
Attn: General Counsel
AT&T:
AT&T
530 McCullough, 2B60
San Antonio, TX 78215
Attn: Notices Administrator

	Copy to:	530 McCullough, 2E03
San Antonio, TX 78215

b.	A Notice is effective only if the Party giving notice has complied with the foregoing requirements of this Section and the Addressee has received the Notice. A Notice is deemed to have been received as follows:

1.	If a Notice is delivered by first class mail, five (5) days after deposit in the mail;

2.	If a Notice is furnished in person, or sent by Express Mail, Registered Mail, or Certified Mail, or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

3.	If a Notice is sent by e-mail, upon successful transmission to the receiving machine, if such Notice is sent in time to allow it to be accessible by the Addressee before the time allowed for giving such notice expires, and a confirmation copy is sent by one of the other methods. The addresses and telephone numbers to which notices or communications may be given to the Addressees of either Party may be changed by written notice given by such Party to the other pursuant to this Section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.36 Offshore Work Prohibited

None of the Services under this Agreement shall be performed or provided, and no Information related to this Agreement shall be collected, stored, handled or accessed by Contractor or its Subcontractors at any location outside of the United States unless AT&T’s Offshore Governance Council approves such work and the Parties execute an amendment to this Agreement setting forth the physical location where the work is to be performed, the Services to be performed at such location and, if applicable, the identity of the Subcontractor Contractor affiliate performing such work. Additionally, Contractor shall not allow any of the Services under this Agreement to be performed or provided by a Subcontractor unless AT&T approves such Subcontractor pursuant to the Section entitled “Assignment and Delegation” and Contractor complies with the requirements of the Section entitled “Work Done by Others”.

3.37 Order of Precedence

The terms of this Agreement govern all Orders for Materials and Services that AT&T may place with Contractor while this Agreement remains in effect. The Parties may not vary or supplement the terms of this Agreement, in connection with any Order, except by Special Terms and Conditions that both Parties have agreed upon. When Special Terms and Conditions are included in an Order and agreed upon, such take precedence over any inconsistent term of this Agreement, but only with reference to the transaction governed by that Order, and Special Terms and Conditions in an Order have no other force or effect. This Agreement supersedes all other pre-printed or standardized provisions that may otherwise appear in any other paper or electronic record of either Party (such as standards terms on order forms, advance shipping notices, invoices, time sheets, packages, shrink wrap terms, and click wrap terms).

3.38 Orders

AT&T may order Material and Services pursuant to this Agreement by submitting Orders to Contractor. In the event of a conflict or inconsistency between this Agreement and any Order, the Order shall control for purposes of that Order only.

3.39 Project Quote (NORAD Process)

1.	The following is the process to be used by Contractor to request Orders from AT&T.

a)	Non-NSB Project

i.	AT&T will typically provide Contractor with an RF Data Sheet (RFDS) or scope of work.

ii.	Within ten (10) business days of receipt of the RFDS or scope of work, Contractor shall submit (via upload to NORAD or equivalent) a Project Quote to AT&T’s representative for all Work through the applicable ***** Milestone ***** for the Project type.

i.	Such Project Quote may, if mutually agreed to by the Parties, include Drivers and scoping for Work beyond Milestone *****.

iii.	Upon approval AT&T will issue an Order to the Contractor based on the Project Quote via NORAD.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

b)	NSB Project

i.	AT&T will typically provide Contractor with a Search Ring.

ii.	Within ten (10) business days of receipt of the Search Ring, Contractor shall submit a Project Quote to AT&T’s representative for all Work through Milestone ***** as defined for each Project type in AT&T’s Milestone sets.

iii.	Upon approval AT&T will issue an Order to the Contractor based on the Project Quote via NORAD.

iv.	Within five (5) business days of Milestone ***** Contractor will provide AT&T with a Project Quote for all Site Acquisition Services through CASPR Milestone *****.

i.	Such Project Quote may, if mutually agreed to by the Parties, include Drivers and scoping for Work beyond *****.

v.	Upon approval AT&T will issue an Order to the Contractor based on the Project Quote via NORAD.

c)	Within five (5) business days of actualizing MS*****, Contractor shall submit to AT&T a Project Quote listing (in the form of Drivers and WA’s) the Work remaining on the Project to Actualize MS*****.

i.	Any Site Acquisition Work Authorizations or Drivers that were not captured on the initial Project Quote for the Project Site will be included in the Civil Project Quote.

ii.	Upon approval AT&T will issue an Order to the Contractor based on the Project Quote via NORAD.

d)	For Sites where Site Acquisition was not performed by Contractor, AT&T will issue a new Order for Civil scope.

e)	Project Quotes shall include all existing Work Authorizations (excluding taxes), along with a complete list of the applicable Drivers and associated pricing as determined by Contractor’s scoping of the Work necessary to Deliver the Project.

3.40 Work Authorizations

Work Authorizations (WA’s) shall be quoted and priced in accordance with Appendix A, Section entitled “Service Work Authorizations”. Quotes and pricing shall be broken out by labor, Material and fees, including but not limited to; building permits, other permits, licenses and inspections necessary for completion of the Work. The Material cost will identify all Material (excluding material provided by AT&T).

3.41 Change Orders

1.	AT&T and Contractor may identify needed changes to the scope of the Work. (all hereinafter referred to as a “Change”)

2.	Each Party shall respond to a request for Change from the other Party within a reasonable time after receiving the request for Change.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.	Contractor agrees scoping of Projects shall be done in such a way as to keep Change Orders to a minimum.

4.	Contractor shall not furnish Material or perform Services until such times as the Material or Services are described on an Order except as follows;

i.	The cumulative value of all requests for Change (as submitted in writing by Contractor) on the Project are less than $5,000 and the AT&T Representative requests or approves in writing that such request for Changes be performed.

•

In such event the Contractor may furnish such Material or perform such Services as if the Order has been issued for such Material and Services provided that Contractor must make written request in time for such Change be added to the Order the earliest of 1) the Actualization of MS***** or 2) the date the total requests for Change exceed $5,000 or 3) the next Invoicing Milestone.

ii.	The needs of AT&T’s business dictate (in the opinion of the AT&T Project Manager) that Contractor perform the Work identified on the request for Change prior to the date AT&T issues a revised Order reflecting such Work.

•

In such event Contractor may furnish such Material and perform such Services as if the Order has been issued for such Material and Services provided both of the following requirements are met: (1) The AT&T Project Manager (AT&T Project Manager is defined as the second level manager or higher who has responsibility for the applicable Work) requests in writing that Contractor furnish such Material or perform such Services not yet described on the Order prior to the issuance of the new, updated or revised Order, and (2) the Material and Services not yet described on the Order have been submitted to AT&T as a Project Quote and approved by AT&T in NORAD.

iii.	In an emergency AT&T’s representative may verbally request Contractor to perform Work. In such event, AT&T shall issue a confirming Order or revision to the existing applicable Order for all such oral requests.

5.	Contractor shall notify AT&T of all Change Orders within five (5) business days of identification of the need for the Change Order.

3.42 Rooftops, Tenant Improvements & Custom Sites

All site activities for Rooftop, Tenant Improvement and Custom sites (stealth, churches, grain silos, water towers, etc.) from Site Candidate Identification (MS*****) through Site Acquisition Complete (MS*****) (including Documentation and Database uploads) will be priced under applicable Drivers (including a ***** Driver).

3.43 Price

Material and Services shall be furnished by Contractor in accordance with the prices set forth in AT&T’s NORAD system or Orders submitted by AT&T, or pursuant to firm prices which are quoted by Contractor for such Material and Services, whichever price is lower.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.44 Price and Driver Scope Confirmation

Driver scope is set forth in Appendix D and is also located in AT&T’s NORAD system. Driver Pricing in effect as of the Effective date is also located in AT&T’s NORAD system and is agreed to by the Parties. Any changes in Driver scope or pricing thereafter shall be agreed to by the Parties pursuant to the processes described below and entered into AT&T’s NORAD system with the same effect as if they were listed in Appendix D. Such process shall be as follows:

1.	One Party proposes a change in writing (for which purpose an email shall suffice) to the other.

2.	Receiving Party responds in writing.

3.	Once the Parties reach tentative agreement for the Drivers and prices and an effective date for the changes, AT&T will accept such Drivers and prices and effective date by loading the Drivers and prices in NORAD and notifying Contractor in writing.

4.	Contractor will confirm accuracy of such Drivers and prices and effective date in NORAD and advise AT&T in writing of any which are incorrect.

5.	New or changed Drivers or Driver pricing posted in NORAD by AT&T shall be deemed to be correct and accepted by Contractor if Contractor does not provide notification of any objections thereto within five (5) business days of AT&T’s notification.

3.45 Drivers

Appendix D, attached hereto and made part of this Agreement, contains a comprehensive list of Work functions hereunder as of the Effective Date, each defined with Work content inclusions and exclusions. Drivers shall serve as the preferred method for creating Project Quotes. Contractor agrees to use Drivers to create Project Quotes unless there are no Drivers to match the required work content for the Project, in which case Contractor shall use WA’s and fixed price bids to the extent necessary.

3.46 Modification Of Existing Drivers

AT&T may, at its discretion, modify existing Drivers at any time. Such change will be made in accordance with Section entitled “Price and Driver Scope Confirmation”.

3.47 Year Over Year Price Reduction

•	Intentionally Omitted.

3.48 Publicity

Contractor shall not use AT&T’s or its Affiliates’ names, trademarks, service marks, designs, logos or symbols (“AT&T Marks”). In addition, Contractor shall not use any language or pictures which could in AT&T’s judgment imply AT&T’s or its Affiliates’ identities, or endorsement by AT&T, its Affiliates or any of its or their employees, in any (i) written, electronic, or oral advertising or presentation, or sales meeting, or (ii) brochure, newsletter, book, electronic database, testimonial quotation, thank you letter, reference letter or other communication of whatever nature.

Contractor, its employees, agents and subcontractors, shall refer any questions from the media or third parties regarding the Work to AT&T and shall not discuss the Work with the media or third parties. A breach of this Publicity Section shall be deemed a material breach of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.49 Records and Audits

a. Contractor shall maintain complete and accurate records, in order for AT&T to verify via AT&T Audits:

1.	the accuracy and integrity of its invoices and AT&T’s payment obligations hereunder;

2.	that the Work charged for was actually performed;

3.	that the Services have been and are being provided in accordance with this Agreement;

4.	the integrity of the systems that process, store, support, maintain, and transmit AT&T data;

5.	the performance of its Subcontractors and agents with respect to any portion of the Services; and

6.	that Contractor and its Subcontractors and agents are meeting applicable regulatory and legal requirements. For purposes of this Section, “Subcontractors” shall include Subcontractors regardless of their tier.

b. Contractor shall provide and shall require that its Subcontractors and agents provide to AT&T, its auditors (including internal audit staff and external auditors), and governmental authorities, access at all reasonable times to:

1.	any facility at which the Services or any portion thereof are being performed;

2.	systems and assets used to provide the Services or any portion thereof;

3.	Contractor employees and Subcontractor and agent employees providing the Services or any portion thereof;

4.	all Contractor and Subcontractor records pertaining to the Services; and

5.	such financial records relating to the invoices and payment obligations and supporting documentation pertaining to the Services as may be reasonably requested by AT&T and its auditors to enable them to audit the performance of the Services and other matters relevant to this Agreement (collectively, “AT&T Audits”). Any external auditors utilized by AT&T for AT&T Audits shall be nationally recognized auditing firms under confidentiality obligations consistent with those stated in this Agreement.

The scope of AT&T Audits shall also include:

1.	practices and procedures used in performing the Services;

2.	systems, communications and information technology used in performing the Services;

3.	general controls and security practices and procedures;

4.	supporting information and calculations regarding invoices and compliance with service requirements;

5.	quality initiatives and quality assurance; and

6.	compliance with the terms of this Agreement.

AT&T’s access to the records and other supporting documentation shall include the right to inspect and photocopy Contractor’s documentation and the documentation of its Subcontractors and agents, and the right to retain copies thereof outside of their physical location with appropriate safeguards, if such retention is deemed reasonably necessary by AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

c.	AT&T Audits may be conducted once a year (or more frequently if requested by governmental authorities who regulate AT&T’s business, if required by applicable law or if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies), upon at least two (2) business days advance notice (unless otherwise mandated by law). Contractor will cooperate, and will ensure that its Subcontractors and agents cooperate, in the AT&T Audits, will make the information reasonably required to conduct the AT&T Audits available on a timely basis. For the avoidance of doubt i) Third Party Audits as described in this Agreement and ii) those audits described in AT&T specification document ATT-002-290-201 entitled Vendor Management process may be conducted as often as is stated in the Section entitled Third Party Audits and AT&T specification document ATT-002-290-201 entitled Vendor Management Process. Those audits conducted in accordance with AT&T specification document ATT-002-290-201 entitled Vendor Management shall be limited only to Projects which have reached MS160 Actualization within the 365 calendar days prior to the date the Project is selected by AT&T for audit.

d.	If, as a result of an AT&T Audit, AT&T determines that Contractor overcharged AT&T, then AT&T will notify Contractor of the amount of such overcharge and Contractor will promptly pay to AT&T the amount of the overcharge along with interest from the date of the overcharge. If any such AT&T Audit reveals an overcharge to AT&T during any 12-month period exceeding five percent (5%) of all charges in the aggregate paid by AT&T hereunder during such period, then Contractor will reimburse AT&T for the cost of such AT&T Audit. If, as a result of an AT&T Audit, AT&T determines that Contractor has not performed or has unsatisfactorily performed any obligation under this Agreement, then Contractor will promptly remedy the non-performance or unsatisfactory performance.

e.	Contractor will maintain and retain the records set forth in Subsection (a) during the term of the Agreement and for three (3) years thereafter (unless a discovery or legal hold request is made with respect to such records, in which case Contractor shall retain such records until AT&T notifies Contractor that such discovery or legal hold request has expired). Contractor will provide AT&T, at AT&T’s request, with paper and electronic copies of documents and information reasonably necessary to verify Contractor’s compliance with this Agreement. Upon notification by AT&T of a discovery or legal hold request, Contractor shall fully cooperate with such request and immediately preserve any Contractor records covered by such request and promptly provide such Contractor records requested by AT&T related to the inquiry.

f.	Except as provided in Subsection (d), all reasonable out-of-pocket costs and expenses incurred by AT&T in connection with an AT&T Audit shall be paid by AT&T. Contractor shall be solely responsible for all costs and expenses incurred by Contractor in connection with its obligations under this Section.

g.	With respect to AT&T requests for audits or inspections of Contractor’s Subcontractors, the following applies:

i)	If Contractor’s agreement with its applicable Subcontractor permits an AT&T Audit, AT&T shall be permitted to conduct such audit directly or through a third party representative. Contractor’ shall work with AT&T in facilitating the Subcontractor’s cooperation for an expeditious and thorough audit or inspection.

ii)	If Contractor’s contract with its applicable Subcontractor precludes AT&T from directly conducting an audit or inspection, Contractor’ shall use reasonable best efforts to enable AT&T to perform an audit of the Subcontractor with Contractor coordinating the audit process. Failing those efforts, Contractor shall, upon AT&T’s request, conduct the audit or inspection on behalf of AT&T, subject to terms agreed to by Contractor and AT&T for the Subcontractor audit, such as areas to be audited, applicable fees, and the timeframe for reporting audit results to AT&T. If AT&T’s request for a Contractor audit or inspection arises from, in AT&T’s good faith opinion, materially or consistently deficient Service provided by the Subcontractor under AT&T’s account, and the audit in both Parties’ opinions confirms such deficiencies, Contractor shall not charge AT&T a fee for the Contractor’s audit of its Subcontractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.50 Severability

If any provision of this Agreement or any Order is determined to be invalid, illegal, or unenforceable, the Parties agree the remaining provisions of this Agreement or such Order shall remain in full force if both the economic and legal substance of the transactions contemplated by this Agreement or such Order are not affected in any manner that is materially adverse to either Party by severing the provision determined to be invalid, illegal, or unenforceable.

3.51 Taxes

a.	Contractor shall invoice AT&T the amount of any federal excise taxes and state and local sales taxes imposed upon the sale of Material and provision of Services under this Agreement. All such taxes must be stated as separate items on a timely invoice listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. AT&T shall pay all applicable taxes to Contractor that are stated on and at the time the Material or Services invoice is submitted by Contractor. Contractor shall remit taxes to the appropriate taxing authorities. Contractor shall honor tax exemption certificates, and other appropriate documents, which AT&T may submit, pursuant to relevant tax provisions of the taxing jurisdiction providing the exemption.

b.	Contractor shall pay any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of Contractor, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Contractor.

c.	Upon AT&T’s request, the Parties shall consult with respect to the basis and rates upon which Contractor shall pay any taxes or fees for which AT&T is obligated to reimburse Contractor under this Agreement. If AT&T determines that in its opinion any such taxes or fees are not payable, or should be paid on a basis less than the full price or at rates less than the full tax rate, AT&T shall notify Contractor in writing of such determinations, Contractor shall make payment in accordance with such determinations, and AT&T shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by AT&T, Contractor shall promptly notify AT&T. If AT&T desires to contest such collection, AT&T shall promptly notify Contractor. Contractor shall cooperate with AT&T in contesting such determination, but AT&T shall be responsible and shall reimburse Contractor for any tax, interest, or penalty in excess of AT&T’s determination.

d.

If AT&T determines that in its opinion it has reimbursed Contractor for any taxes in excess of the amount that AT&T is obligated to reimburse Contractor, AT&T and Contractor shall consult to determine the appropriate method of recovery of such excess reimbursements. Contractor shall credit any excess

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

reimbursements against tax reimbursements or other payments due from AT&T if and to the extent Contractor can make corresponding adjustments to its payments to the relevant tax authority. At AT&T’s request, Contractor shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to AT&T all such refunds and interest received.

e.	If any taxing authority advises Contractor that it intends to audit Contractor with respect to any taxes for which AT&T is obligated to reimburse Contractor under this Agreement, Contractor shall (i) promptly so notify AT&T, (ii) afford AT&T an opportunity to participate on an equal basis with Contractor in such audit with respect to such taxes and (iii) keep AT&T fully informed as to the progress of such audit. Each Party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, interest or penalty resulting from such audit is to be determined in accordance with the applicable provisions of this Taxes Section. Contractor’s failure to comply with the notification requirements of this Taxes Section will relieve AT&T of its responsibility to reimburse Contractor for taxes only if Contractor’s failure materially prejudiced AT&T’s ability to contest imposition or assessment of those taxes.

f.	In addition to its rights under Subsections c., d., and e. above with respect to any tax or tax controversy covered by this Taxes Section, AT&T is entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously invoiced that it is ultimately obligated to pay. AT&T is entitled to the benefit of any refund or recovery of amounts that it has previously paid resulting from such a contest. Contractor shall cooperate in any such contest, but AT&T shall pay all costs and expenses incurred in obtaining a refund or credit for AT&T.

g.	If either Party is audited by a taxing authority or other governmental entity in connection with taxes under this Taxes Section, the other Party shall reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

h.	AT&T and Contractor shall reasonably cooperate with each other with respect to any tax planning to minimize taxes. The degree of cooperation contemplated by this section is to enable any resulting tax planning to be implemented and includes, but is not limited to: (i) Contractor’s installing and loading all of the Software licensed by AT&T, and retaining possession and ownership of all tangible personal property, (ii) Contractor installing, loading and/or transferring the Software at a location selected by AT&T, and (iii) Contractor Delivering all of the Software in electronic form. AT&T shall bear all reasonable external (paid to third parties), additional expenses incurred by Contractor to comply with the provisions of this subsection, but AT&T’s advance written consent is required.

3.52 Term of Agreement

a.	This Agreement is effective on the date the last Party signs and, unless Terminated or Cancelled as provided in this Agreement, shall remain in effect for a term ending November 30, 2014 (the “Initial Term”).

b.	After the Initial Term, AT&T shall have the option to extend the term for additional periods of twelve (12) months each by giving Contractor written notice at least sixty (60) days prior to the expiration of the Initial Term or any extended Term. The Termination, Cancellation or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been Terminated or Cancelled.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.53 Third Party Administrative Services

Contractor acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:

a.	Collecting and verifying certificates of insurance;

b.	Providing financial analysis;

c.	Verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and

d.	Collecting and verifying Contractor profile information.

Contractor shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Contractor agrees that AT&T may provide any information regarding Contractor to such third party administrator. Contractor agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed three hundred dollars ($300.00) and a one time set-up fee of thirty dollars ($30.00).

3.54 Title and Risk

Title to Material furnished by Contractor shall vest in AT&T either when actually installed or incorporated in the Work or, if paid for by AT&T prior to incorporation into the Work, upon payment when delivered to the work site or offsite storage areas as approved in writing by AT&T. However, in both cases Contractor shall retain risk of loss and damages to the Material until AT&T Accepts Material and Services except where Contractor has transferred custody of the Material to a third Party (other than its Subcontractor) at the written request of an authorized representative of AT&T.

3.55 Title To Material Furnished by AT&T

Title to material furnished by AT&T under this Agreement shall at all times be in AT&T’s name. Contractor assumes responsibility for any loss or damage to such material while material is in Contractor’s or Subcontractor’s possession or control and shall be liable for the full actual value of the material.

AT&T may inspect and inventory the material furnished by AT&T under this Agreement during Contractor’s normal business hours. Contractor shall provide AT&T access to the premises wherein all such material is located. The obligations assumed by Contractor with respect to material furnished by AT&T under this Agreement are for the protection of AT&T’s property. Should Contractor fail to comply in any respect, in addition to any other right or remedy AT&T may have, at no cost to AT&T and upon ten (10) days written notice to Contractor, AT&T may terminate this Agreement or an Order in whole or in part or withdraw all or any part of the material furnished or both. Contractor shall, at AT&T’s option, return to AT&T, or hold for AT&T’s disposition, any or all of such material, including any scrap produced as a by-product remaining in Contractor’s possession at the completion of the Order, upon termination of this Agreement, or the withdrawal of material furnished.

Contractor shall maintain and cause Contractor’s subcontractors to maintain during the term of this Agreement and during the period of time Contractor or its subcontractors have the care, custody and control of material owned or furnished by AT&T an All Risk Property Insurance policy, as described in the “INSURANCE” clause of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.56 Transaction Costs

Except as expressly provided in this Agreement or an Order, each Party shall bear its own fees and expenses (including the fees and expenses of its agents, representatives, attorneys, and accountants) incurred in connection with the negotiation, drafting, execution, and performance of this Agreement and the transactions it contemplates.

3.57 Warranty

a.	Contractor represents and warrants to AT&T that Material furnished hereunder will be merchantable, free from defects in design, material and workmanship, fit and sufficient for the purposes intended by AT&T, free from all liens and encumbrances and will strictly conform to and perform in accordance with applicable Specifications, drawings and samples. In addition, if Material contains one or more original equipment or software manufacturer’s (“OEM”) warranties, Contractor hereby represents that it has the authority to and does hereby assign such warranties to AT&T.

b.	Contractor represents and warrants to AT&T that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in Contractor’s profession or industry. If Contractor fails to meet applicable professional standards, Contractor will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

c.	The warranty period for Material and Services shall be the longer of the warranty period stated in the Order, the Specifications, the applicable OEM’s warranty, or two (2) years. The warranty period in all cases shall commence upon Acceptance.

d.	Contractor represents and warrants that:

1)	There are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on Contractor’s ability to fulfill its obligations under this Agreement;

2)	Contractor will immediately notify AT&T if, during the term of this Agreement, Contractor becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on Contractor’s ability to fulfill the obligations under this Agreement or any Order;

3)	Contractor has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders, including the authority to provide or license the Material or Services;

4)	The Material and Services will not infringe any patent, copyright, or other intellectual property;

5)	No consent, approval, or withholding of objection is required from any entity, including any governmental authority, with respect to the entering into or the performance of this Agreement or any Order;

6)	The Material and Services will be provided free of any lien or encumbrance of any kind;

7)	Contractor will be fully responsible and liable for all acts, omissions, and Work performed by any of its representatives, including any subcontractors;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8)	All representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement and any Order; and,

9)	Contractor will strictly comply with the terms of this Agreement and the terms of any Order, including those specified in any Exhibits or Appendices thereto.

10)	Contractor represents and warrants that all Material provided to AT&T hereunder shall be tested prior to shipment to ensure its compliance with the Specifications.

11)	All warranties will survive inspection, acceptance, payment and use. These warranties will be in addition to all other warranties, express, implied or statutory. Contractor shall defend, indemnify and hold AT&T, its Affiliates, and their agents and representatives harmless from and against all Loss arising out of or resulting from a breach of these representations and warranties, in accordance with Section herein entitled “Indemnity”.

12)	If at any time during the warranty period for Material or Services AT&T believes there is a breach of any warranty, AT&T will notify Contractor setting forth the nature of such claimed breach. Contractor shall promptly investigate such claimed breach and shall either (i) provide Information satisfactory to AT&T that no breach of warranty in fact occurred or (ii) at no additional charge to AT&T, promptly take such action as may be required to correct such breach. If the required corrective action is to re-perform the Services and/or repair the Material, and if Contractor fails or refuses to make such repairs and/or re-perform such Services, then, in addition to any other remedies, ATT shall have the right, at its option, either (1) to perform such Services and to repair such Material, at Contractor’s expense; or (2) to receive a full refund of any amounts paid for such Material and Services.

13)	If a breach of warranty has not been corrected within a commercially reasonable time, or if two or more breaches of warranty occur in any sixty (60) day period, AT&T may Cancel this Agreement and/or the applicable Order.

14)	The warranty period in all cases shall commence upon Acceptance (MS).

3.58 Work Done By Others

If any part of Contractor’s Work is dependent upon Work performed by others or subcontracted consistent with the terms herein, Contractor shall inspect and promptly report to AT&T any defect that renders such other Work unsuitable for Contractor’s proper performance. Contractor’s silence shall constitute approval of such other Work as fit, proper and suitable for Contractor’s performance of its Services or provision of Material. Any use of, including any changes to the use of, a Subcontractor must be approved by AT&T in writing before commencement of the Work. Contractor shall provide to AT&T, upon request, information about the Subcontractor including the identity, location, and a complete description of the activities to be performed by such Subcontractor. Where a portion of the Work is approved to be subcontracted, Contractor remains fully responsible for performance thereof and shall be responsible to AT&T for the acts and omissions of any Subcontractor. Nothing in this Agreement shall create any contractual obligation nor other liability of AT&T to any Subcontractor or its employees. Contractor agrees to bind every Subcontractor to terms consistent with the terms of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.0 Special Terms

4.1 Access

a.	When appropriate, Contractor shall have reasonable access to AT&T’s premises during normal business hours, and at such other times as may be agreed upon by the Parties, to enable Contractor to perform its obligations under this Agreement. Contractor shall coordinate such access with AT&T’s designated representative prior to visiting such premises. Contractor will ensure that only persons employed by Contractor or subcontracted by Contractor will be allowed to enter AT&T’s premises. If AT&T requests Contractor or its subcontractor to discontinue furnishing any person provided by Contractor or its subcontractor from performing Work on AT&T’s premises or job site, Contractor shall immediately comply with such request. Such person shall leave AT&T’s premises or job site promptly, and Contractor shall not furnish such person again to perform Work on AT&T’s premises without AT&T’s written consent. The Parties agree that, where required by governmental regulations, Contractor will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

b.	AT&T requires Contractor or its representatives, including employees and subcontractors, to exhibit identification credentials, which AT&T may issue, to gain access to AT&T’s premises for the performance of Services. If for any reason, any Contractor representative is no longer performing such Services, Contractor shall immediately inform AT&T. Notification shall be followed by the prompt delivery to AT&T of the identification credentials, if issued by AT&T, or a written statement of the reasons why the identification credentials cannot be returned.

c.	Contractor shall ensure that its representatives, including employees and subcontractors, while on or off AT&T’s premises, will perform Services which (i) conform to the Specifications, (ii) protect AT&T’s Material, buildings, and structures, (iii) do not interfere with AT&T’s business operations, and (iv) are performed with care and due regard for the safety, convenience, and protection of AT&T, its employees, and property, and in full conformance with the policies specified in the AT&T Code of Conduct (a copy of the AT&T Code of Conduct is available upon request).

d.	Contractor shall be responsible for ensuring that all persons furnished by Contractor work harmoniously with all others when on AT&T’s premises.

4.2 AT&T Contractor Information Security Requirements (SISR)

Contractor agrees to comply with the AT&T Contractor Information Security Requirements (SISR) set forth in Appendix “M” attached hereto and incorporated by reference herein. Contractor agrees to cooperate fully with AT&T, including, without limitation, completing checklists or similar documentation, to ensure that Software and/or computer systems Contractor develops, designs, supports and/or uses under this Agreement comply with the standards and requirements set forth in SISR. Contractor agrees to fully indemnify, defend at its expense, and hold AT&T, its Affiliates and their agents, employees and customers, harmless against any Loss arising out of or resulting from any breach of the terms set forth in SISR, in accordance with the Section herein entitled “Indemnity”.

4.3 Background Checks

a.

Contractor, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any federal, state, or local laws, rules or regulations which may limit any Contractor action otherwise required by this section, (i) shall make all reasonable and legally permitted efforts, including checking the background, verifying the personal information and conducting a Drug Screen to determine and verify all information necessary to represent and warrant to AT&T that no

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Contractor employee, contractor or subcontractor and no employee or agent of any Contractor or subcontractor (“Contractor Person”) who Contractor proposes to have perform any Service that permits physical, virtual or other access to AT&T’s or its customer’s premises, systems, networks, or Information (“Access”) at any time during the term of this Agreement, (a) has presented a positive Drug Screen, (b) has been convicted of any felony, or has been convicted of any misdemeanor involving violence, sexual misconduct, theft or computer crimes, fraud or financial crimes, drug distribution, or crimes involving unlawful possession or use of a dangerous weapon (“Conviction”) or (c) is identified on any government registry as a sex offender; and (ii) shall not permit any such Contractor Person presenting a positive Drug Screen, having a Conviction, or being a registered sex offender to perform any Service that permits such Access during the term of this Agreement, unless in the sole judgment of Contractor, the said Conviction or Sex Offender Status has no reasonable relationship to the individual’s fitness or trustworthiness to perform the Service, subject to any federal, state, or local restrictions on the consideration of criminal convictions in making employment decisions. Contractor shall comply with the obligations of subsections (b) and (c) above through the use of a third party service which shall perform a review of applicable records for those counties, states, and federal court districts in which a proposed Contractor Person has identified as having resided, worked, or attended school in the previous ten (10) years, unless a shorter period is required by any federal, state, or local law.

b.	Contractor acknowledges and agrees that it is Contractor’s sole and exclusive responsibility to determine whether a Contractor Person with a Conviction should be denied Access during the term of this Agreement under the provisions of this Agreement and in compliance with all federal, state, and local laws, unless an exception is granted by AT&T under paragraph e. of this Section.

c.	Contractor represents and warrants to AT&T that, to the best of its knowledge, no Contractor Person has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Contractor shall not permit any Contractor Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

d.	The following definitions apply:

1.	“Identification Credentials” includes, with respect to each Contractor Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

2.	“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Contractor Person who (i) has unsupervised (or badged) physical Access to AT&T’s or its customer’s premises, or (ii) has regular or recurring supervised physical Access to AT&T’s or its customer’s premises for more than thirty (30) days in the aggregate annually.

e.	The failure of Contractor to comply with the requirements of this Section shall be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Contractor Persons may be granted by AT&T on a case-by-case basis.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.4 Damage to Property

Contractor assumes full responsibility for any damage or loss to AT&T’s property that may be caused by or result from any tortious act or omission of Contractor or any person employed by or under contract with Contractor. In the event of such damage, AT&T may elect to have repairs made by Contractor, by AT&T personnel, or by other contractors. In the event AT&T shall elect to have Contractor repair the damage, Contractor shall promptly do so, at its own expense and to AT&T’s satisfaction. In the event AT&T shall elect to have the damage repaired by its own personnel or other contractors, Contractor shall reimburse AT&T for the cost to it of such repairs.

If Contractor causes damage to AT&T’s property, including damage to copper or fiber cable, Contractor shall reimburse AT&T for any damages or losses incurred in connection therewith, including damages for loss of use.

4.5 Electronic Data Interchange (EDI)

a.	The Parties may exchange orders, payments, acknowledgements, invoices, remittance notices, and other records (“Data”) electronically, in place of tangible documents, and agree to exchange such Data in accordance with the Telecommunications Industry Forum EDI Guidelines for use of American National Standards Institute (ANSI) Accredited Standards Committee X12 transaction sets, unless they mutually agree to a proprietary format or another standard such as Extensible Markup Language (XML).

b.	The following additional conditions apply to any such exchanges:

1.	Garbled Transmissions: If any Data is received in an unintelligible, electronically unreadable, or garbled form, the receiving Party shall promptly notify the originating Party (if identifiable from the received Data) in a reasonable manner. In the absence of such notice, the originating Party’s record of the contents of such Data shall control.

2.	Signatures: Each Party will incorporate into each EDI transmission an electronic identification consisting of symbol(s) or code(s) (“Signature”). Each Party agrees that any predetermined Signature of such Party included in or affixed to any EDI transmission shall be sufficient to verify such Party originated, “signed” and “executed” such transmission. No Party shall disclose to any unauthorized person the Signatures of the Parties hereto.

3.	Statute of Frauds: The Parties expressly agree that all Data transmitted pursuant to this clause shall be deemed to be a “writing” or “in writing” for purposes of the Uniform Commercial Code (UCC). Any such Data containing or having affixed to it a Signature shall be deemed for all purposes to: (i) to have been “signed” and “executed”; and (ii) to constitute an “original” when printed from electronic files or records established and maintained in the normal course of business.

4.	Method of Exchange: Exchange of Data will be made by direct electronic or computer systems communication between AT&T and Contractor or by indirect communications using a third party service provider (“Provider”) or Value Added Network (“VAN”) to translate, forward and/or store such Data. Each Party shall be responsible for the cost(s) and associated cost(s) of any Provider or VAN with which it contracts.

5.	When the Parties are using EDI, the requirements of the EDI system will govern and will control if in conflict with any other provision of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.6 Emergency Work

In an emergency, AT&T’s representative may orally request Contractor to perform Work. AT&T shall issue a confirming Order for all such oral requests.

4.7 Hazardous Material and Regulated Substances

A “Regulated Substance” as referred to in this clause is a generic term used to describe all materials that are regulated by federal or any state or local government during transportation, handling and/or disposal. These include, but are not limited to, materials that are regulated as (i) “hazardous material” under the Hazardous Material Transportation Act and the Control of Radioactive Contamination of Environmental Law, Title 8 of the California Code of Regulation, Section 5194, and the Hazardous Substances Information and Training Act, (ii) “chemical hazards” under the Occupational Safety and Health Administration (OSHA) standards, (iii) “chemical substances and mixtures” under the Toxic Substances Control Act and “chemicals” on the Governor’s List known to the State of California to cause cancer, birth defects, and/or other reproductive harm, as that term is defined in the California Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”), (iv) “pesticides” under the Federal Insecticide, Fungicide and Rodenticide Act, and (v) “hazardous waste” as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

a.	Contractor shall comply with all applicable laws, including any notice requirements, regarding any Material ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the use, handling, storage, recycling, disposal or transportation of Regulated Substances. Contractor shall notify AT&T and provide AT&T with all necessary information (including, but not limited to, OSHA Material Safety Data Sheets (“MSDS”)) at least thirty (30) days before shipping Material containing or consisting of Regulated Substances to AT&T or commencing the performance of Services for AT&T involving the handling or use of Regulated Substances. Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use with the Regulated Substance covered thereby. If the MSDS covers a Regulated Substance that is a chemical defined by Proposition 65 and is submitted for Materials or materials provided to or used at a California facility, the MSDS should indicate that the chemical is one that is known to the state of California to cause cancer, birth defects or other reproductive harm. Contractor shall maintain and distribute such information upon request to AT&T and/or any other contractor at the same location.

b.	Notwithstanding any other provision of this Agreement, AT&T shall have the right, but not the duty, to Terminate without liability any Order for Material consisting of or containing a Regulated Substance or Service involving the use and handling of Regulated Substances within thirty (30) days after such notification from Contractor. Otherwise, AT&T and Contractor shall cooperate concerning the acceptance by AT&T of such Material and Services. Contractor shall mark all Material and/or materials as Regulated Substances, which are required by all applicable laws to be so marked, and shall provide assistance to AT&T of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of “hazardous waste,” as defined by applicable laws (“Hazardous Wastes”), resulting therefrom.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

c.	Contractor shall provide AT&T with the same information pertaining to Regulated Substances in or used in the Material and Services it provides to AT&T or Hazardous Waste as Contractor provides to Contractor’s employees or agents involved in the disposition or treatment of such Regulated Substances.

d.	When performing Services at AT&T’s California facilities, Contractor shall, and shall require its subcontractors to, issue warnings in accordance with Proposition 65 for exposure to chemicals covered by Proposition 65 introduced by Contractor or its subcontractor to personnel at AT&T’s California facilities, the public and AT&T from the time Contractor and/or its subcontractor enter AT&T’s California facilities and/or commences performing Services through the completion of such performance. Contractor shall, and shall require its subcontractors to, warn AT&T of any exposure to chemicals covered by Proposition 65, which may continue after Contractor or its subcontractors have completed the performance of Services. Such warning may take the form of, but not be limited to, a MSDS for each such chemical.

e.	CONTRACTOR IS HEREBY WARNED IN ACCORDANCE WITH PROPOSITION 65 THAT EXPOSURE TO CHEMICALS MAY OCCUR AT AT&T’S FACILITIES. CONTRACTOR IS ALSO HEREBY WARNED THAT AT&T POLES MAY CONTAIN CERTAIN CHEMICALS KNOWN TO THE STATE OF CALIFORNIA TO CAUSE CANCER IN CERTAIN SITUATIONS. If requested, AT&T shall make available to Contractor, its subcontractors, and any of their employees, a MSDS for the chemicals covered by Proposition 65, if any, at AT&T’s facilities where Contractor is providing Services or in poles which will be handled by or sold to Contractor hereunder. Contractor shall issue appropriate warnings to inform and educate employees, agents, subcontractors, other invitees, and employees of any of them, entering AT&T’s facilities or handling poles hereunder, of the above information in accordance with applicable laws.

f.	Contractor further agrees to defend, indemnify and hold AT&T, its Affiliates and their agents, representatives, landlords and customers harmless from and against any Loss sustained because of Contractor’s noncompliance herewith, in accordance with the Section herein entitled “Indemnity”.

4.8 Removal and Management of Used Batteries

Contractor shall provide removal and transportation of universal waste batteries and universal waste battery management Services. These Services are more specifically described in Appendix J: Removal and Management of Used Batteries.

4.9 Resource Recovery Center (RRC)

Contractor and any subcontractors it utilizes to perform the Services will accurately and completely fill out and sign any necessary shipping documentation on behalf of AT&T or as an authorized agent of AT&T prior to transporting Hazardous Waste, hazardous materials, or universal waste off-site for disposal. Prior to leaving any AT&T facility with such Hazardous Waste, hazardous materials, or universal waste for disposal off-site, Contractor shall sign and date any required shipping documentation on behalf of AT&T and provide a copy of the signed shipping documents to the responsible AT&T employee. Contractor shall subsequently fax a copy of the final shipping document (with signatures) to the AT&T RRC for retention in the project file (if applicable) and mail the original generator copy to the RRC not more than fifteen (15) days after pick-up. Documentation shall be mailed to the appropriate address as detailed below:

Outside of California: AT&T Services Inc., Attn: Environment, Health & Safety (EH&S), Resource Recovery Center (RCC), One AT&T Way, Room 2C140, Bedminster, NJ 07921 - Phone: (800) 566-9347 (Prompt 4) - Fax: (512) 646-3596

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

California: AT&T Services Inc., Attn: Environment, Health & Safety (EH&S), Resource Recovery Center (RCC), P.O. Box 5095, Room 3E000, San Ramon, CA 94583-0995 - Phone: (800) 566-9347 (Prompt 4) - Fax (925) 973-0584

4.10 Safety Management

Contractor shall comply with the requirements of the Occupational Safety and Health Act of 1970, as amended and any other federal, state or local act or other requirements of law relating to safety and health. Contractor shall establish a safety organization to implement safety management roles and responsibilities, which include training content and description, communications, inspection and audit, standards and criteria, and frequency and timing of aforementioned aspects of the safety program. Contractor shall develop a system to record and report OSHA, EPA and other federal, state and local required information for environmental and public health and safety. Contractor shall maintain staff necessary to provide functional oversight and perform audits to ensure compliance at the national, regional, and Market level.

4.11 Identification of Contractor’s Personnel and Equipment

a.	Contractor’s personnel who may have contact with the public while performing Work for AT&T, shall carry and display upon request identification showing that they are the employees of Contractor. Contractor’s personnel shall be responsible for securing permission to enter upon private property when entry is necessary to Contractor’s performance of the Service.

b.	All of Contractor’s owned, leased or rented vehicles shall be marked with Contractor’s identification, including Contractor’s company name and telephone number or website.

4.12 Independent Contractor

Contractor hereby represents and warrants to AT&T that:

a.	Contractor is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of AT&T;

b.	Contractor’s personnel performing Services shall be considered solely the employees or agents of Contractor and not employees or agents of AT&T;

c.	Contractor has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation and discharge of all personnel performing the Services; and

d.

Contractor is solely responsible for all matters relating to compensation and benefits for all of Contractors’ personnel who perform Services. This responsibility includes, but is not limited to, (i) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to compliance with all employer obligations to withhold employee taxes, pay

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, social security and Medicare tax laws, and all other payroll tax laws or similar laws with respect to all Contractor personnel providing Services. Contractor will indemnify, defend, and hold AT&T, its Affiliates, agents and representatives harmless from all Loss related to Contractor’s failure to comply with this subsection d, in accordance with Section entitled “Indemnity”.

4.13 Contractor’s Information

Intentionally Omitted.

4.14 Inspection of Material

Contractor shall inspect all Material used in the performance of the Work, whether or not furnished by AT&T, for defects or hazardous conditions which could cause property damage, personal injury, or otherwise affect the quality of the Work. Contractor shall report all defects or hazardous conditions to an AT&T representative as soon as the defect has been identified.

4.15 Inspection of Work

AT&T may have inspectors at the job site to inspect the performance and quality of the Work and to ensure Contractor’s compliance with the plans and Specifications of the Order and with the terms and conditions of this Agreement. Any AT&T inspectors, employees or agents, however, shall have no authority to direct or advise Contractor concerning the method or manner by which the Work is to be performed. Contractor has sole authority, responsibility and control over the Work and shall exercise its full responsibilities as an independent contractor.

4.16 Liens

To the extent permitted by applicable state law, Contractor agrees that no mechanic’s liens or other claim or claims in the nature of a lien or charge shall be filed or maintained by Contractor or by a lien or claimant claiming through Contractor, against the real estate owned by or leased by or licensed to or otherwise used or occupied by AT&T, or against any money due to or coming due from AT&T for materials, labor, services or equipment in connection with the Service(s), and that such right to file any such lien, claim or charge is hereby waived expressly. Contractor shall not serve or file any notice or document, or take any other action, which would be a prerequisite for filing a lien claim.

Contractor shall insert the following language in any of its contracts or permitted subcontracts with parties furnishing labor, materials, services or equipment.

“Subcontractor agrees that no mechanic’s liens or other claim or claims in the nature of a lien or charge for materials, labor, services or equipment in connection with the Service(s) shall be filed or maintained by Subcontractor or by any lien or claimant claiming through Subcontractor against real estate owned by or leased by or licensed to or otherwise used or occupied by AT&T or against money due to or coming due from AT&T to the general contractor and that any such right to file such lien, claim or charge is expressly waived.”

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

If any lien or encumbrance is filed and Contractor does not remove the lien within fifteen (15) days of written notification by AT&T, AT&T will have the right, but not the obligation, to pay such sums or take such actions as necessary to have the lien removed or discharged, and Contractor shall indemnify, defend and save AT&T harmless from and against all resulting loss and expense, including reasonable attorneys’ fees.

Appendix L (“Contractor’s Receipt of Payment, Release and Waiver of Lien”) shall be i) submitted to AT&T as part of the Turnover Package described in Section “Invoicing Milestones and Progress Payments” and ii) shall show that if AT&T pays the final invoice amount, then the amount remaining to be paid shall equal $0.

4.17 Material and Services Furnished by Contractor and AT&T

Contractor shall furnish all Services, including individuals to provide field and administrative support, and Contractor shall furnish all Material required to perform the Work, as shown on the Order, except those items specifically listed in this Agreement or in an Order to be furnished by AT&T. Any material provided by AT&T shall remain AT&T’s material and shall be used only in connection with Work under this Agreement. Contractor shall protect and preserve AT&T’s material and shall promptly return at the end of contracted Work any material not used, unless AT&T instructs Contractor otherwise in writing.

4.18 Notification of Injury or Damage

Contractor shall promptly notify AT&T of any injury, death, loss or damage to persons, animals, or property which is in any way related to the Work performed under this Agreement, even though such occurrence was not caused or contributed to by Contractor, its employees and agents.

4.19 Protection of Property

Contractor shall immediately report to AT&T’s representative any hazardous or unusual conditions or damage to any property caused or observed by Contractor or Contractor’s agents on or about the property where the Work is being performed. Contractor agrees to make reasonable efforts to watch for any type of unsatisfactory or unsafe plant condition in need of correction and report such to AT&T’s representative.

4.20 Releases Void

Neither Party shall require waivers or releases by any person or representative of the other Party for visits to its premises, and no releases or waivers shall be pleaded by either Party in any action or proceeding.

4.21 Rejection and Replacement, or Removal of Work and Material

Contractor shall, within twenty-four (24) hours after receiving a written order from AT&T’s representative to that effect, proceed to remove from AT&T’s premises, all defective or non-conforming Materials, whether worked or un-worked and to take down all portions of the Work which are unsound or improper or which shall be determined by AT&T’s representative to in any way fail to comply with AT&T’s Specifications, and to promptly replace them with sound and proper Material in a good and workmanlike manner to the satisfaction of AT&T’s representative. Nothing in this Agreement shall be construed as relieving Contractor of Contractor’s continuing duty to inspect the Work and detect and correct any such defective or non-conforming Work or Material. Contractor will respond to extraordinary events, such as large quantities of defective Materials across multiple site locations, in a timely manner and will coordinate with AT&T on a progress plan.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.22 Right to Complete Work

a.	AT&T reserves the right to take over the Work, including any Material, and complete the Work under this Agreement or an Order without prejudice to any other right or remedy it may have, upon forty-eight hours (48) written notice to the last known business address of the Contractor, if:

1.	Contractor fails to diligently perform the Work;

2.	A delay in the Work occurs by reason of strike, lockout or operation of any law, whether or not the Contractor is excused by reason for such delay;

3.	Contractor is brought into bankruptcy proceeding, whether voluntary or involuntary, or makes an assignment for the benefit of its creditors, or is no longer financially responsible; or

4.	Contractor breaches any of the terms of this Agreement.

b.	If AT&T completes the Work, Contractor shall not be entitled to further payments under this Agreement or the applicable Order, until the Work is completed and Accepted by AT&T. AT&T will pay Contractor only for Work performed by Contractor. AT&T’s payment to Contractor for Work started by Contractor, but not completed, will be negotiated by AT&T and Contractor. If AT&T’s costs and expenses to complete the Work exceed the unpaid balance of the applicable Order price, Contractor will pay the difference to AT&T. The completion of the Work by AT&T shall not terminate any other obligation of the Parties under this Agreement or the Order.

4.23 Subcontractors

Where a portion of the Work is subcontracted, Contractor remains fully responsible for performance thereof and shall be responsible to AT&T for the acts and omissions of any subcontractor. AT&T reserves the right to approve any use of a subcontractor before commencement of the Work. Upon AT&T’s request, Contractor shall submit to AT&T a list of all subcontractors Contractor intends to utilize during deployment on AT&T’s sites for AT&T’s approval. Contractor shall immediately cease using any subcontractor whenever AT&T shall certify to him in writing that, in the AT&T’s opinion, the work of the subcontractor is unsatisfactory or unnecessarily delayed or that the subcontractor has violated any of the provisions of this Agreement or an Order. If Contractor subcontracts in violation of this provision, AT&T may, at its option, terminate this Agreement or an Order and shall thereupon be relieved from all liability hereunder to Contractor or its subcontractor.

Contractor shall require all subcontractors performing Work on the project or who may enter upon the Work site to maintain the same insurance requirements as those set forth in the Insurance Section of this Agreement. Nothing in this Agreement shall create any contractual obligation or other liability of AT&T to any subcontractor or its employees. The Contractor agrees to bind every subcontractor to the terms of this Agreement and, specifically, to compliance with the Insurance Section of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.24 Technical Support

Contractor will provide, at no additional cost to AT&T, full and complete technical assistance to AT&T for the Material and Services provisioned under this Agreement, including ongoing technical support and field Service and assistance, provision of technical bulletins and updated user manuals, and telephone assistance to assist with installation, operation, maintenance and problem resolution. The availability or performance of this technical support will not be construed as altering or affecting Contractor’s obligations as set forth in the Warranty Section or as provided elsewhere in this Agreement. Field Service and technical support, including emergency support (service affecting), will be provided on Site twenty-four (24) hours a day. Contractor will provide to AT&T, and keep current, an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of Contractor personnel responsible for providing technical support to AT&T. Contractor will maintain a streamlined escalation process to speed resolution of reported problems.

4.25 Testimony

Matters relating to Work under this Agreement may be at issue before various governmental bodies. Contractor agrees to have appropriate members of its company willing to testify at appropriate times at no additional cost, regarding any aspect of the Work, unless otherwise mutually agreed upon by the Parties.

4.26 Telepresence

Contractor shall conduct business with AT&T via AT&T’s Telepresence Solution as required.

4.28 Clean Up

Contractor at all times, and at its expense, shall keep AT&T and its landlord’s premises safe and free from accumulation of waste materials or rubbish caused by Contractor’s operations. Upon completion of the Work, Contractor shall, at its expense, remove promptly from the premise all of Contractor’s implements, equipment, tools, machines, surplus and waste materials and debris. If Contractor fails to clean up as provided herein, AT&T may hire another contractor to do so and charge the cost thereof to Contractor or deduct same from AT&T’s payment to Contractor.

4.29 Ownership and Use of Rights and Items

1.

AT&T shall be the exclusive owner of all right, title, and interest in and to all Paid-For Development (defined below), including, without limitation, all Intellectual Property Rights. Therefore, Contractor hereby agrees to assign or have assigned to AT&T and hereby assigns all Intellectual Property Rights in and to the Paid-For Development. “Paid-For Development” shall mean any and all Items to the extent produced or developed by or on behalf of Contractor or its employees, agents, or direct or indirect contractors or Contractors (and whether completed or in-progress), or forming part of any Deliverable, pursuant to this Agreement (including, without limitation under any statement of work,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

exhibit, Order or other document under, subordinate to, or referencing this Agreement) (collectively “Agreements”) for the development of which AT&T has been charged monies in one or more of the Agreements (“Development Fees”). Payment of standard license fees or standard maintenance and support fees shall not be deemed payment of Development Fees under this subsection. Paid-For Development shall always exclude all Excluded Materials, but shall include (without limitation) any modifications, alterations or updates of any Excluded Materials (“Enhancements”) that otherwise fall within the definition of Paid-For Development (“Paid-For Enhancements”). AT&T’s ownership of Paid-For Enhancements shall, of course, be subject to Contractor’s underlying rights and ownership in Contractor’s Pre-Existing Material.

“Items” shall mean any or all inventions, discoveries, ideas, (whether patentable or not), and all works and materials, including but not limited to products, devices, computer programs, source codes, designs, files, specifications, texts, drawings, processes, data or other information or documentation in preliminary or final form, and all Intellectual Property rights in or to any of the foregoing.

“Excluded Materials” shall mean: i) Contractor’s Pre-Existing Materials; ii) Contractor’s Independently Developed Materials; and iii) Contractor’s Mere Reconfigurations.

“Contractor’s Pre-Existing Materials” shall mean those Items owned by Contractor to the extent and in the form that they both existed prior to the date Contractor began any work under this Agreement and were created without any use of any AT&T Items. Contractor’s Pre-Existing Materials shall not, however, include Paid-For Enhancements thereto.

“Contractor’s Independently Developed Materials” shall mean those Items that have been developed by Contractor, or on Contractor’s behalf, both a) without use of any AT&T Items; and b) independently of any work performed under any Agreements.

“Contractor’s Mere Reconfigurations” means those specific reconfigurations of Contractor’s pre-existing software performed by Contractor, or on Contractor’s behalf, but only to the extent that such reconfiguration is an alteration to such software which is strictly required to permit Contractor’s software to function on AT&T’s network or service platform. In no event shall Contractor’s Mere Reconfigurations include enhancements, modifications, or updates that are not contained in Contractor’s Pre-Existing Materials and that add any features, functionality, or capabilities.

“Intellectual Property Rights” means all patents (including all reissues, divisions, continuations, and extensions thereof) and patent applications, trade names, trademarks, service marks, logos, trade dress, copyrights, trade secrets, mask works, rights in technology, know-how, rights in content (including but not limited to performance and synchronization rights), or other intellectual property rights, protected under the laws of any governmental authority having jurisdiction.

2.	License Grant to Excluded Materials. If and to the extent that Contractor embeds any Excluded Materials in the Paid-For Development, Contractor hereby grants and promises to grant and have granted to AT&T and its Affiliates a royalty-free, nonexclusive, sublicensable, assignable, transferable, irrevocable, perpetual world-wide license, in and to the Excluded Materials and any applicable Intellectual Property Rights of Contractor to use, copy, modify, distribute, display, perform, import, make, sell, offer to sell, and exploit (and have others do any of the foregoing on or for AT&T’s or any of its customer’s behalf or benefit) the Excluded Materials but only as imbedded in the Paid-For Development by Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.	Further Acts and Obligations. Contractor will take or secure such action (including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents or the giving of testimony) as may be reasonably requested by AT&T to evidence, transfer, perfect, vest or confirm AT&T’s right, title and interest in any Paid-For Development. Contractor shall, in all events and without the need of AT&T’s request, secure all Intellectual Property Rights in any Paid-For Development (and any licenses specified above in any Excluded Materials) from each employee, agent, subcontractor or sub-supplier of Contractor who has or will have any rights in the Paid-For Development or Excluded Materials.

4.	AT&T Reservation of Rights and Limited License. The Parties hereby acknowledge and agree that notwithstanding any other provision in this Agreement, AT&T is not transferring or granting to Contractor any right, title, or interest in or to (or granting to Contractor any license or other permissions in or to) any or all: a) Items created by or on behalf of AT&T or directly or indirectly provided to Contractor (in any form, including, without limitation, verbally) by or on behalf of AT&T or its third party providers (“AT&T Provided Items”); b) Paid For Development or c) Intellectual Property Rights, including, without limitation, any Intellectual Property Rights in or to any Items or Paid-for Development. The sole exception to the foregoing reservation of rights is that AT&T hereby grants Contractor a limited, nonexclusive, non-transferable license (that shall automatically terminate upon the termination of this Agreement), under any rights owned by AT&T, to use the AT&T Provided Items and Paid-For Development solely as instructed by AT&T and to the extent necessary for Contractor to perform its obligations under this Agreement, subject further to the terms and conditions of this Agreement. In no way expanding the foregoing license, said license in no manner permits Contractor to (and Contractor hereby promises not to without the explicit prior written and signed consent of AT&T Intellectual Property, Inc. (“ATTIPI Consent”)) make use of any AT&T Provided Items, Paid-For Development or AT&T Intellectual Property Rights either for the benefit of any third party or other than as instructed in writing by AT&T. (AT&T may be very willing, in its sole discretion, to grant ATTIPI Consent in exchange for appropriate additional compensation). Paid-For Development and AT&T Provided Items shall constitute AT&T confidential Information under this Agreement.

4.30 Contractor Personnel Information

In order to satisfy physical and network security requirements for AT&T, which may include both issuance of a building access badge and picture ID badge to Contractor personnel, Contractor and/or its personnel agree to provide any and all personal information required by the AT&T security department. This information includes, but is not limited to, social security numbers. Contractor personnel will not be authorized to perform Work for AT&T if Contractor personnel refuse to provide any and all information necessary to complete the process of issuing a badge or acquiring network access. AT&T will not be required to pay Contractor for the time spent trying to acquire a badge or network access for Contractor personnel while on premises at AT&T.

Contractor is responsible for notifying the AT&T project manager of all Contractor information related to new hires, termination or changes in information. This includes but is not limited to starting date, end date and location changes.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.0 Execution of Agreement

5.1 Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date the last Party signs.

Goodman Networks, Inc.		AT&T Mobility LLC

By AT&T Services, Inc., its authorized representative.
By:	/s/ John A. Goodman
		By:	/s/ Sanjay Kuman

Printed Name: John A. Goodman		Printed Name: Sanjay Kumar

Title:	Chairman and CEO	Title:	Director - Contractor and Sourcing Operations

Date:	January 19, 2012	Date:	January 16, 2012

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Appendix A - Statement of Work

Overview

1)	Upon the Effective Date of this Agreement, Contractor shall be responsible for performing Program Management for the Turfs assigned to Contractor as set forth in Appendix C and Project Management for those Projects or projects that are on or will become part of the Plan of Record within Contractor’s Turf(s), provided AT&T does not assign such Projects or projects to a third party. Program Management and Project Management are described in Sections B and C of this Appendix A.

2)	Program and Project Management shall also be provided for any other Projects or projects assigned to Contractor by AT&T which are not part of the Plan of Record as mutually agreed to by the Parties.

3)	Contractor shall provide Site Level Services as ordered by AT&T in accordance with the Section entitled “Scope of Agreement”. Site Level Services are described in the Section entitled “Site Level Services” of this Appendix A.

4)	Contractor is hereby assigned the Turf(s) listed in Appendix C.

a.	Modifications to the Turf(s) assigned to Contractor shall be made in the sole discretion of AT&T and shall be communicated in writing to Contractor.

b.	In its sole discretion, AT&T may assign more than one contractor to any Turf. In such event, AT&T shall notify Contractor in writing.

5)	Without limiting the generality of the foregoing, AT&T in its sole discretion may treat a Special Project(s), as such term is defined in the Definitions Section of this Agreement, as a Turf Project(s) or not a Turf Project. If AT&T determines to treat such Special Project as a Turf Project, AT&T will issue an Order to Contractor for such work pursuant to this Agreement. Orders issued to Contractor outside of NORAD and which are not part of the Plan of Record shall not be considered Turf Projects and shall not be governed by this Appendix A unless this Appendix A is specifically referenced in the Order for such Services.

Acronyms

AT&T Term:	Definition:
CASPR	Cost Analysis and Schedule Progress Reporting
NSB	New site build
FCC	Federal Communications Commission
FAA	Federal Aviation Authority
SCIP	Site Candidate Information Package
UMTS	Universal Mobile Telecommunications System
WA	Work Authorization
UMTS	Universal Mobile Telecommunications System
WA	Work Authorization
CATS	Centralized Asset Tracking System

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

A.	Program Management

1)	Costs and Payment

The payment by AT&T of Project Management Drivers is full compensation for Contractor providing Program Management Services to AT&T.

2)	Program Management General Requirements

1)	Contractor shall maintain a consistent group of personnel to interface with AT&T.

2)	Contractor’s staff, consultants, and subcontractors shall be familiar with the needs of the AT&T Market and shall have experience performing the type of work described in this Appendix A in any assigned Turf.

3)	Warranty Program Requirements

Contractor shall furnish a warranty tracking application which shall be accessible by AT&T via personal computer and internet connection. Such application shall be organized in such a way that AT&T may determine the warranty, including the start and end date, for each Material and Service provided by Contractor on a particular Project or a particular Project Site.

4)	Program Management Tools and Applications Requirements

1)	Contractor will update as required by AT&T the following applications.

*****

2)	Contractor may request a corresponding price adjustment in accordance with the Section entitled “Amendments and Waivers” (to be applied to the Project Management Driver(s)) should AT&T add an application to the above list without the removal of an existing application from the list. AT&T, however is under to no obligation to accept or approve such change requests.

3)	AT&T will train and provide limited support to a Contractor single point of contact concerning the access and use of the above listed applications. Contractor is expected to train others within Contractor’s organization.

5)	Procurement of Material

1)	Material Types

a.	Incidental Material means Material which meets all of the following criteria:

i.	Not tracked or verified by AT&T as being used/installed.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ii.	The material is generic/not specific to cell site work. (nails, fasteners, tape, zip ties, etc.)

iii.	The Turf Vendor cannot reasonably prove the quantity of the material used.

iv.	With the exception of fasteners, the material is not a permanent part of the plant.

v.	The material does not carry communications signal.

b.	Tracked means that Material which AT&T specifically accounts for and tracks on an individual basis via information typically but not always contained within bar codes.

c.	Non Tracked means Material not considered Incidental Material which is not bar coded and not individually tracked by AT&T.

2)	Methods of Contractor Furnishing Incidental Material

•	Incidental Material is to be provided via. the applicable PM Driver.

3)	Methods of Contractor Furnishing Non-Incidental Material

•	Cost Plus

•	Transaction

•	Cost Plus refers to a sale of Material from Contractor to AT&T in which the price of the Material is established by means of the Cost Plus process as described below.

•	Establishing AT&T’s Price

•

The Cost Plus method requires Contractor to establish “Cost” by providing AT&T with receipts showing what Contractor paid for the specific Material if the “Cost” differs from the AT&T price for the Material as determined by an agreement between AT&T and the supplier of the Material. AT&T agrees to pay Contractor times Cost (i.e., Contractor’s allowed margin over Cost shall be %)(the “Markup”) with the exception of towers, shelters and generators in which case AT&T agrees to pay Contractor times Cost (i.e., Contractor’s allowed margin over Cost shall be %) Receipts or other documentation as may be used to prove Cost may be submitted at True Up.

•

“Cost” as it relates to “Cost Plus” in this Section or as described in a Driver means the amount paid by Contractor for the Material. Cost specifically excludes Contractor’s overhead and other operating expenses, as well as profit. Contractor’s total compensation for all other direct and indirect expenses, overhead and profit related to the provision of Cost Plus Material to AT&T shall be the Markup.

•	Shipping and Freight to Project Site

•	Included in Markup with the exception of towers, shelters and generators.

•	Freight to the Project Site for towers shelters and generators shall be included as “Cost”.

•	Invoicing

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

•	Tracked Material - The earlier of shipment to the Project Site and MS***** ,***** , or *****.

•	Non Tracked - Upon MS*****.

•	Warranty

•	Per the terms of the Warranty Section of Agreement.

•	Product original source

•	Contractor’s discretion.

•	Product substitutions

•	Not permitted without AT&T agreement. Product must meet AT&T specifications.

•	Title

•	Material is owned by Contractor until title passes to AT&T pursuant to the Section entitled “Title and Risk”.

•	Quoted Price

•	Transaction

•

Quoted Price refers to a sale of Material from Contractor to AT&T in which the price of the Material is proposed by Contractor and quoted to AT&T. Final price is established by mutual agreement between Contractor and the Market.

•	Process

•	Contractor shall quote prices to AT&T for Material and AT&T may purchase such Material from Contractor at the quoted price if so desired.

•	Establishing AT&T Price

•	The establishment of quoted prices shall be as determined by the AT&T Market and Contractor and may include the following.

•	Published list of Material and prices from which AT&T can order.

•	Material price quote specific to a particular Project or Order.

•	If Contractor and AT&T fail to establish mutually acceptable pricing then neither Party has an obligation to utilize the Quoted Price process for furnishing Material to the Project.

•	Shipping and Freight to Project Site

•	Included in Price.

•	Invoicing

•	Tracked Material - The earlier of shipment to the Project Site and MS *****

•	Non Tracked - Upon MS. *****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

•	Warranty

•	Per the terms of Warranty section of Agreement.

•	Product source

•	Contractors’ discretion.

•	Product substitutions

•	Not permitted without AT&T agreement. Product must meet AT&T specifications.

•	Title

•	Material is owned by Contractor until title passes to AT&T pursuant to the Section Title and Risk.

•	AT&T- OEM Process

•	Overview

•	Contractor purchases on the same prices, terms and conditions as apply to purchases by AT&T directly from that supplier. (“The AT&T-OEM Process”)

•

Requires AT&T Supply Chain to notify Contractor in writing that it may purchase from a certain AT&T supplier on the same prices, terms and conditions as apply to purchases by AT&T directly from that supplier.

•	Transaction

•

The AT&T-OEM Process entails Contractor purchasing Material from AT&T’s supplier pursuant to AT&T’s agreement with the supplier and then re-selling such Material to AT&T pursuant to the terms of this Agreement.

•	Establishing AT&T Price

•	The price paid by AT&T under the AT&T-OEM Process shall be based on the Cost Plus method.

•

The Cost Plus method requires Contractor to establish “Cost” by providing AT&T with receipts showing what Contractor paid for the specific Material if the “Cost” differs from the AT&T price for the Material as determined by an agreement between AT&T and the supplier of the Material. AT&T agrees to pay Contractor ***** times Cost (i.e., Contractor’s allowed margin over Cost shall be %)(the “Markup”) with the exception of towers, shelters and generators in which case AT&T agrees to pay Contractor ***** times Cost (i.e., Contractor’s allowed margin over Cost shall be *****%) Receipts or other documentation as may be used to prove Cost may be submitted at *****.

•

“Cost” as it relates to “Cost Plus” in this Section or as described in a Driver means the amount paid by Contractor for the Material. Cost specifically excludes Contractor’s overhead and other operating expenses, as well as profit. Contractor’s total compensation for all other direct and indirect expenses, overhead and profit related to the provision of Cost Plus Material to AT&T shall be the Markup.

•	Shipping and Freight to Project Site

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

•	Included in Markup with the exception of towers, shelters and generators.

•	Freight to the Project Site for towers shelters and generators shall be included as “Cost”.

•	Invoicing

•	Tracked Material - The earlier of shipment to the Project Site and MS *****

•	Non Tracked - Upon MS. *****

•	Warranty of Material

•	Per the terms of Warranty section of Agreement.

•	Product source

•	AT&T’s supplier.

•	Product substitutions

•	As permitted by AT&T

•	Title

•	Material is owned by Contractor until title passes to AT&T pursuant to the Section entitled “Title and Risk”.

4)	Methods of AT&T Furnishing Material

•	EPL Process

•	Overview

•	AT&T shall furnish all EPL Material via AT&T’s EPL process.

•	EPL Material is listed in AT&T’s EPL policy which will be made available to Contractor upon request.

•	Transaction

•	Contractor takes possession of AT&T property for the purpose of installation at a Site.

•	Process

•	AT&T or Contractor representative may order on behalf of AT&T if requested by AT&T EPL Material for the Project via the Order Management (OM) system.

•	Establishing AT&T Price

•	Costs for handling EPL furnished Material are included in Project Management Drivers.

•	Shipping and Freight to Project Site.

•	Contractor shall be paid via “Delivery” category Drivers for picking up EPL Material from AT&T, storing as necessary and delivering to Site for installation.

•	Invoice

•	Delivery category Drivers shall be invoiced per Section entitled “Invoicing Milestones and Progress Payments”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

•	Warranty

•	N/A as Material is AT&T property furnished by AT&T.

•	Product source.

•	AT&T.

•	Product substitutions

•	N/A

•	Title.

•	AT&T furnished material owned by AT&T.

5)	Notes

a.	The price Contractor may charge AT&T for Material which Contractor may furnish shall be based on the AT&T-OEM process, the Cost Plus process or the Quoted Price process. If the AT&T-OEM process is not available for use AT&T shall have sole authority to determine whether pricing for Material for a particular Order is Cost Plus or Quoted Price.

b.	AT&T will provide to Contractor the EPL Policy which identifies the Material that shall be furnished by AT&T and that which may be furnished by either AT&T or Contractor.

6)	Receiving

a.	Tracked Material Not Furnished by AT&T.

i.	Prior to shipping Material to the Project Site, Contractor shall ensure that Material shipped matches the Material on the AT&T Order.

ii.	If the Material being shipped matches the Material on the AT&T Order then Contractor shall send a packing list to AT&T no sooner than the date the Material is shipped to the site. The packing list must meet the minimum standards listed below unless waived by AT&T in writing.

1.	On Contractor’s letterhead.

2.	Contains Contractor’s address and phone number.

3.	The term “Packing List” is on the document.

4.	Date, AT&T Order Number, Site FA code and Site Name are on the document.

5.	Document contains a list of all items shipped to the Site by Contractor.

a.	Item Number/Identification Number

b.	Description

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

c.	Serial number

d.	Quantity shipped

e.	Date shipped,

f.	Name of person responsible for releasing Material to shipper and name of shipper personnel taking possession of Material from Contractor.

iii.	Upon receipt of the packing list, AT&T shall create and submit a receiving notification form to enable AT&T to receive the Material.

iv.	Contractor shall not ship Material not on the Order.

b.	Tracked Material Furnished By AT&T

i.	Receiving is performed by AT&T.

c.	Non-Tracked Material.

i.	No special receiving procedures.

7)	General Notes

a.	Contractor shall not be responsible for delays caused by the failure of AT&T to deliver EPL furnished Material provided Contractor takes reasonable action to mitigate the effects of such AT&T caused delay.

b.	Contractor shall provide warehouse and storage for i) its own material ii) Material furnished by Contractor and iii) Material which AT&T has furnished for an Order issued to Contractor. Contractor’s warehouse shall not be used by AT&T for the storage of AT&T furnished Material which is not associated with an Order unless mutually agreed to by Contractor.

8)	Unsupported Transactions

a.	For the avoidance of doubt, Contractor cannot guarantee that it will have knowledge of agreements between AT&T and AT&T suppliers and cannot guarantee that the price charged by Contractor for material will be the same price as that which AT&T may have in its agreement with an AT&T supplier. For the avoidance of doubt, the following transactions shall not be required by AT&T of Contractor and nor shall they be authorized by AT&T.

i.	“Unauthorized AT&T-OEM Purchases”

1.	Contractor purchases material from supplier as if Contractor were purchasing under the AT&T-OEM Process but without having received notice from AT&T that AT&T has made arrangements for Contractor to purchase under the AT&T-OEM Process.

2.	Unauthorized AT&T-OEM Purchases are not supported or permitted. Contractor use of AT&T agreements is permitted only under the AT&T-OEM Purchase process.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ii.	Service Work Authorizations

The following shall apply in those instances where AT&T has agreed per the terms of this Agreement to pay Contractor for services as a Work Authorization (“Service WA”).

iii.	Definitions

a)	“Cost” as it relates to this Section is defined as the amount paid by Contractor for the services. Cost specifically excludes Contractor’s overhead and other operating expenses as well as profit as those items are reimbursed by the *****% markup and the applicable Project Management Driver.

b)	“Cost Plus ” as it relates to this Section means a price estimate from Contractor to AT&T to perform a defined scope of work wherein the actual price is based on Contractors actual Cost incurred. Final price from Contractor to AT&T is Cost plus a *****% markup. Such Cost may vary from the original estimate.

c)	“Fixed Price” as it relates to this Section means a commitment from Contractor to AT&T to perform a defined scope of work for a specific price. The actual price may not vary from the committed price unless a WA Change Order occurs.

d)	“WA Change Order” as it relates to this Section means the scope added by Contractor and approved by AT&T to any original scope after work has begun.

e)	“Self Perform” means Contractor performs the Work Authorization at a Fixed Price without the use of a Subcontractor.

f)	“Supplier Selection Documentation” means Documentation that Contractor shall maintain on file in accordance with the Section entitled “Records and Audits” for the purposes of ensuring Contractor adhered to the requirements of this Section.

iv.	General Requirements

a)	Service WA Pricing From Contractor to AT&T.

1. Fixed Price

a.	Contractor price to AT&T for a Fixed Price Service WA shall be ***** times the amount of the Fixed Price paid by Contractor to Subcontractor for the Fixed Price Service WA adjusted for any WA Change Orders.

2. Cost Plus *****%

a.	Contractor’s price to AT&T for a Cost Plus *****% Service WA shall be ***** times the Cost as such term is defined above.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3. Self Perform

a.	Contractor price to AT&T for a Self Perform Fixed Price Service WA shall be the amount of the Self Perform Fixed Price quoted by Contractor for the Self Perform Fixed Price Service WA adjusted for any WA Change Orders.

If AT&T notifies Contractor that it has a preference for Cost Plus *****% or Fixed Price or Self Perform then Contractor shall secure bids based on AT&T’s preference.

b)	Documentation Contractor Must Submit For Payment.

1. Fixed Price WA’s

a.	Contractor shall an invoice for the scope of the Service WA as appropriate and need not submit to AT&T copies of invoices from Subcontractor to Contractor. If the Fixed Price changed due to a WA Change Order, Contractor shall submit the necessary information to AT&T to document the change in scope and change in Fixed Price.

2. Cost Plus *****% WA’s

a.	Contractor shall submit to AT&T a copy of the invoice from the Subcontractor to the Contractor so that AT&T may have proof of “Cost”.

3. Self Perform WA’s.

a.	Contractor shall invoice for the scope of the Service WA as appropriate

c)	Notes

1.	The price of Service WA’s for the purpose of administration of the specific requirements described below is based on the original Service WA price.

2.	Service WA’s shall be in writing and shall identify themselves as Fixed Price, Self Perform or Cost Plus *****%.

a.	A WA Change Order of greater than $***** in price shall not be subject to the supplier selection requirements stated for Service WA’s exceeding $***** in price unless the price of the additional scope is considered excessive by Contractor and Contractor determines that it is in AT&T’s best interest to secure quotations for the WA Change Order.

b.	Contractor is responsible for ensuring AT&T receives overall best value.

c.	Subcontractor to Contractor invoices, when required to document “Cost” to AT&T, shall contain a clear explanation of charges and identification of the Project for which charges are applicable.

3.	Purchases shall not be artificially divided into separate requisitions to circumvent supplier selection processes stated below.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

d)	Specific Requirements For Service WA’s under *****$ in price.

1.	Supplier Selection

a.	Competitive bidding not required.

2.	Permitted WA Types.

a.	Cost Plus

b.	Self Perform

c.	Fixed Price.

3.	Supplier Selection Documentation.

a.	None

e)	Specific Requirements For Service WA’s of $***** to $***** in price.

1.	Supplier Selection

a.	Contractor to secure quotation information for the known work scope from at least two independent and equally qualified sources. Such information may be obtained verbally from suppliers at the time the purchase is to be made, or may be based on previously obtained, yet current quotations from prior purchases of like requirements.

2.	Permitted WA Types

a.	Cost Plus

b.	Self Perform

c.	Fixed Price.

3.	Supplier Selection Documentation

a.	Completed Purchasing Decision Statement or similar. (Attached as Appendix E.)

f)	Specific Requirements For Service WA’s over *****$ in value.

1.	Supplier Selection

a.	Competitive bid of a written scope is required. and must be obtained from at least two equally qualified suppliers.

b.	Information necessary for the preparation and submission of a bid shall be given equally to all suppliers solicited, regardless of whether given verbally or in writing.

c.	Contractor shall, if requested by AT&T, make the results of the bid available to AT&T and recommend a supplier. If AT&T does not request the results of the bid prior to the date the supplier selection decision is made, then Contractor may make the decision and continue with the award.

i.	Should AT&T request the results of the bid then AT&T shall have the right to accept or reject Contractors selection as to which supplier should receive the award and whether the order from Contractor to Subcontractor should be Cost Plus or Fixed Price.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	Permitted WA Types.

a.	Cost Plus

b.	Self Perform

c.	Fixed Price.

3.	Supplier Selection Documentation

a.	Completed Purchasing Decision Statement or similar. (Attached as Appendix E.)

B.	Project Management

1)	Costs and Payment

The payment by AT&T of ***** for the project is full compensation for Contractor providing Project Management Services to AT&T for the Project.

2)	Project Manager

1)	Contractor will designate a Project Manager for each Project. The Project Manager shall;

a.	be an employee of Contractor.

b.	serve as AT&T’s single point of contact for all matters pertaining to a Project.

c.	be Contractor’s representative

d.	have authority to act on behalf of Contractor.

e.	have a support team.

2)	The Project Manager and his or her support team shall be local (i.e., physically located within the Turf in which the Project is being performed).

3)	All communications given to the Project Manager by AT&T will be deemed to have been given to Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4)	The Project Manager’s duties shall include:

a.	Ensuring that quality Project Management is provided to AT&T.

b.	Identification and resolution of all issues preventing successful completion of the project.

c.	Attend Project Management, design, review and other meetings as required by AT&T

3)	Project Management Reports

Due to the varying needs of each AT&T Market, the Parties agree that establishing a defined set of reports or data to be delivered by Contractor to AT&T under this Agreement is not practical. The Parties also recognize that communication by way of formal reports from Contractor to AT&T or by way of the furnishing of raw data from Contractor to AT&T is a vital Project Management function. Accordingly, Contractor agrees that it shall supply AT&T with those reports or raw data relevant to the Project or Projects as may be reasonably requested by (i) AT&T’s local Construction and Engineering organization with responsibility for the completion of Turf Projects (ii) The AT&T National Construction and Engineering contract implementation organization or (iii) AT&T’s outside plant services Supply Chain organization.

4)	CASPR (To Be Replaced By PACE)

Contractor shall enter information as required by AT&T into CASPR/PACE or similar system for all milestones assigned to Contractor. Information entered shall be in accordance with the requirements of the current CASPR activity set which AT&T shall make available to Contractor.

5)	Issues/Problem Resolution

Contractor issues, problems or questions with AT&T shall be resolved via the procedures of AT&T’s ND 230 document.

6)	Coordination of Services to be Provided by Others

1)	Contractor shall cooperate and if necessary coordinate with all other contractors on the Project Site to facilitate the completion of the Projects.

2)	Contractor shall immediately notify AT&T should Contractor’s Work be prevented or delayed by third parties working at the Project Site.

3)	Contractor will inform AT&T and OEM when the Project is ready for integration and acceptance.

4)	Contractor shall reimburse AT&T for any charges incurred by AT&T in instances where AT&T pays a third party a fee as a result of Contractor’s failure to complete its Work properly and such failure in turn prevents or delays such third party from completing its work, provided Contractor contacted or notified AT&T or such third party stating that the site was in fact ready for the third party to perform its work.

5)	The following is a description of the activities involved in the ***** at a Project Site. These activities are typically performed by a third party.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

C.	Driver Notes

1)	Project Management Drivers

1.	Contractor is permitted to charge AT&T for up to one SAQ paypoint Project Management Driver and one CON paypoint Project Management Driver per Project. The payment by AT&T of the Project Management Driver is full compensation for Contractor delivering the scope of this Agreement which is not specifically reimbursable by the non Project Management Drivers contained in Appendix D. By way of example, and not limitation, the payment by AT&T of Project Management Drivers is full compensation for (i) Contractor’s general operating expense and overhead (ii) Project specific overhead (iii) the expense of delivering Program and Project Management (iv) Project set up and tear down expense (mobilization and de-mobilization) (v) any other expenses incurred by Contractor in delivering the Project within the scope of this Agreement and the Order which are not directly reimbursable by the non Project Management Drivers. Payment by AT&T of the applicable Project Management Driver, non-Project management Drivers and WA’s, together with payment by AT&T for Material, shall be full compensation for Contractors performance of any Order.

2.	Project Management Drivers utilized for a Project shall be determined based on *****.

2)	Retroactive application of incorrect Driver use.

1.	From time to time, AT&T National Management may clarify the meaning of a Driver in such a way as to render past usage of the Driver by the Market and Contractor incorrect. In such event Contractor agrees that it shall have no right to charge AT&T for amounts which Contractor believes it may be owed for a Driver or for work content already paid by AT&T as a result of a change in AT&T’s interpretation or application of the Driver.

2.	AT&T’s National Management shall have sole and final authority in determining the meaning of a Driver.

3.	Contractor shall not delay Work as a result of a dispute over the meaning or use of a Driver.

4.	Drivers shall be used only for their intended scope and shall not be used as substitutes or approximations of other work content.

5.	Driver prices are to be used for Turf Projects only unless mutually agreed to by the Parties.

D.	Site Level Services

1)	Site Acquisition Overview

Site Level Services include the tasks or work required to complete the physical construction of the Project. Categories of Site level Services are as follows.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2)	Site Acquisition

a.	Up Front (Site Assessment, Survey and SCIP)

b.	Leasing

c.	Architectural and Engineering.

d.	Structural & Engineering

e.	GeoTechnical Investigation

f.	Regulatory Compliance and Environmental

g.	FCC/FAA Compliance

h.	Land Use Zoning & Permitting

3)	Install & Decommission

a.	Civil Construction & Management

4)	Site Acquisition General Requirements

a.	Site Acquisition is the process of searching for, selecting and securing the right for AT&T to place or modify facilities at a specific location.

b.	Contractor site acquisition staff, Subcontractors and management shall be local to the Market unless otherwise approved by AT&T in writing.

c.	Site Acquisition services shall be performed by Contractor so that arrangements with landlords allow *****

*****

5)	Site Acquisition -Up Front New Site Build

a.	Contractor shall research the area identified in the Research Site Acquisition Research Form (“SARF”) and submit to AT&T ***** site candidates by way of a SCIP (one SCIP per site candidate) for each SARF within ten (10) business days of receipt of SARF from AT&T. SCIP form format shall be made available by AT&T to Contractor for Contractor’s use. If Contractor cannot produce ***** SCIPs then Contractor shall document and secure approval from AT&T as to the reason why the required number of SCIPs could not be produced.

b.	Site candidates will be assessed in terms of the criteria listed below.

*****

c.	Contractor shall not submit candidates unless the following criteria are met by the candidate:

*****

d.	AT&T will endeavor to return to Contractor the preferred or selected Site candidate within three (3) business days of the date of the final SCIP receipt.

e.	Contractor will make a physical inspection of each search area for the purpose of identifying and cataloging viable candidate(s).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6)	Site Survey / Assessment (Existing Site)

a.	The payment by AT&T of Project Management Drivers is full compensation for Contractor surveying the Project Site for the purpose of planning the execution of its Work. For the avoidance of doubt, such pre-survey is for the sole benefit of Contractor and Contractor is not required to produce a Deliverable to AT&T as a result of such pre-survey.

b.	Should AT&T request Contractor to survey a Project Site and deliver the results of such survey of a Project Site to AT&T for the benefit of AT&T then AT&T shall order such Services.

c.	Note that under the “Design, ‘DE’” range of Drivers there exist Drivers for site inventory and configuration. For inventory and configuration scope beyond that identified in the DE range of Drivers, Contractor shall be compensated pursuant to a WA.

d.	Contractor shall as part of the scope of its Project Management Driver Work, update AT&T records and databases to reflect within AT&T’s records and databases the modifications of the Site made by Contractor.

e.	Contractor is not obligated to update AT&T’s records and databases for work not performed by Contractor. Should AT&T wish for Contractor to update AT&T’s records and databases for work not performed by Contractor, AT&T shall order such Services from Contractor and Contractor shall be compensated pursuant to the WA.

7)	Leasing

a.	Contractor shall work with the appropriate AT&T and non-AT&T parties to establish terms under which AT&T may secure the right to utilize the property identified in the selected SCIP. AT&T will make a reasonable effort to respond to requests for lease and rate reviews within 10 business days of receipt.

b.	Contractor shall, after receiving written authorization/approval from AT&T, work with the appropriate AT&T and non-AT&T parties to incorporate the terms established in (a) above into an agreement between AT&T and landlord.

c.	All lease rates must be approved by AT&T in writing.

d.	All leases must be executed by AT&T.

e.	Legal review of leases/lease agreements is required for all leases/lease agreements and shall be performed by AT&T.

f.	Contractor will coordinate with AT&T’s legal department (or outside counsel as directed by AT&T’s legal representative ) any changes to standard lease or license agreement, including special access limitations, construction requirements or special requests by AT&T or any other pertinent information pertaining to the leasehold interest. AT&T will endeavor to review and return leases within a reasonable time frame.

g.	Contractor will utilize standard AT&T lease language as approved by AT&T.

h.	Actual third party title search fees will be the responsibility of AT&T. Title search fees, insurance and other associated expenses, if required, are Service WA’s reimbursable at Cost plus% as described in the Section entitled “Service WA’s”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8)	Lease Incentive Bonus

1)	Definitions

a.	Lease Rate is the amount of money AT&T will be required to pay a third party as rent for the right to use such third party’s property or land.

b.	Target Lease Rates are the maximum Lease Rates which AT&T expects Contractor to negotiate. Target Lease Rates:

1.	are established solely by AT&T:

2.	may be modified in AT&T’s sole discretion no more often than every calendar months;

3.	are listed as monthly rates based on whether the lease is a raw land lease or a lease at an existing structure, such as a building, water tower, etc.; and

4.	will be made available to Contractor by AT&T upon request from Contractor.

*****

2)	Application of Lease Incentive Bonus.

a.	The Lease Incentive Bonus shall be available pursuant to this Agreement until such time as AT&T, in its sole discretion, terminates the offer of the bonus upon notice to Contractor.

b.	The Lease Incentive Bonus shall only apply to leases for new Project Sites and shall not apply to lease modifications.

9)	Architectural and Engineering (A&E) Services

a.	Contractor will provide A&E services to meet the requirements of the Project for site acquisition, zoning and construction.

b.	Final A&E documentation will be delivered to AT&T and necessary regulatory agencies and will be wet stamped (sealed) by a licensed engineer authorized to perform work in the state where the site is located.

c.	AT&T has the right to review, approve and propose changes throughout the course of A&E service.

d.	All work will be in conformance with local, state and federal regulations and standard professional practice.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

e.	Special drawings or designs (such as landscaping, irrigation or unique zoning drawings) are excluded from the Driver list and shall be priced as a WA if required.

f.	Contractor will deliver documents in electronic format via upload to Siterra

10)	Structural and Engineering Services

Contractor is required and shall be paid the applicable Driver(s) for rooftop or tenant improvement and tower applications, to obtain the existing structure’s design and if available, the analysis of the existing structure for the purpose of determining the loads for the proposed design. Rooftop RF design requirements will be specified by AT&T.

11)	Regulatory Compliance and Environmental

a.	AT&T’s regulatory compliance requirements (available upon request from AT&T) set forth the requirements typically associated with various types of Projects such as a) NSB b) Modification Projects with and without ground disturbance and with and without overall height modification. c) COW deployments and d) Tower structure only modifications, etc.

b.	Contractor is responsible for ensuring that the Project is at all times in compliance with AT&T’s regulatory and environmental compliance requirements and the rules, requirements and laws of regulatory and environmental governing bodies such as the FAA, FCC and EPA (“Compliant” or “Compliance”).

c.	At the time of Project Quote development, the Parties shall establish a division of responsibility (DOR) for who shall be responsible for fulfilling which requirement that may be described in AT&T’s regulatory and environmental Compliance requirements for the Project and the Project Quote for the Project shall contain those Drivers necessary to reimburse Contractor for work assigned. Contractor will not be required to perform Phase III remediation as part of their duties and obligations under the terms of this Agreement.

d.	Regardless of the DOR, Contractor is responsible to ensure the Project is Compliant. Ensuring Compliance entails a) The responsibility to perform tasks as required by the regulatory compliance requirements prior to construction start and 2) The responsibility to ensure AT&T has performed those tasks it agreed to perform prior to construction start.

e.	Should Contractor find that the Project is not Compliant then Contractor shall notify AT&T of the issue and if a) AT&T is responsible for the issue, Contractor shall coordinate completion of the necessary work with AT&T or b) Contractor is responsible for the issue, then Contractor shall promptly complete the Work.

f.	The payment by AT&T of Project Management Drivers is full compensation for Contractor verifying or ensuring that AT&T has completed the regulatory Compliance and environmental work assigned to AT&T (such as FCC Pre-Construction Approval and MPE Certification).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

g.	Contractor agrees that it shall perform the Work that AT&T orders from Contractor with respect to this Section and Contractor shall not unreasonably refuse to perform as a WA (provided the Parties reach agreement on the WA price) any regulatory Compliance and environmental Work that is not described as an inclusion in an existing Driver.

h.	Regulatory Compliance and environmental documents shall be uploaded by Contractor upon the approval of such documents as requested by the Market.

12)	Permitting & Site Fees

a.	Contractor shall file for all required permits and be paid for filing via Drivers or a Service WA if no Driver exists.

b.	Contractor will meet with building permit department to review standards, special construction requirements, submittal procedures, expediting procedures and fees necessary to develop and construct the site.

c.	All permit application fees to be reimbursed by AT&T as a Service WA.

13)	Installation and Decommission

a.	Contractor will secure for itself to perform the Work the proposed rights-of-way for ingress and egress from public and private roads for clearances, restrictions, bridge load limits, bond requirements, permits and other limitations that may affect transportation and storage of Contractor’s equipment, material and manpower.

b.	Installations shall be performed in accordance with to the stricter of manufacturer or AT&T requirements.

14)	Constructability Review

a.	The constructability review is part of Contractor’s Project Management services and the costs of such review are embedded in Contractor’s Project Management Driver prices.

b.	Constructability Review.

i.	Contractor shall perform a constructability review of the proposed Project Site for the purpose of comparing the Site to the other candidate Sites in terms of the constructability of the Site. Constructability includes such considerations as Civil costs to construct and time to construct, among other considerations.

ii.	Constructability review will be delivered to AT&T by Contractor as a written summary.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

iii.	Constructability reviews include the following

1.	Coordination by Contractor with AT&T and applicable professionals and subcontractors participating in the design process as needed.

2.	Contractor shall attend all scheduled site meetings as required to coordinate and perform the constructability review.

15)	Construction Management Services During Construction Phase

Contractor’s Project Management Driver prices include, but are not be limited to, the costs for Contractor to provide AT&T with the professional construction management services necessary to ensure that the Work commences in a timely manner, is performed and completed in strict accordance with applicable laws, applicable permits and entitlements, the Project schedule, and AT&T’s written requirements for the Project. Without limiting Contractor’s obligations under this section, except as otherwise directed in writing by AT&T Contractor’s construction management services shall include, but not be limited to, the following:

a.	Contractor shall be physically present at the Project Site for all critical events as requested by AT&T, which may include, without limitation, commencement of work, delivery of critical equipment and materials, inspections by governmental agencies, and final inspection.

b.	Contractor shall ensure that all tests and inspections that are required by governmental authorities or third parties with the authority to impose tests and require inspections of AT&T are completed including and without limitation, concrete testing, utility inspections, safety inspections, and environmental. Contractor will not allow third parties to proceed with any work for which applicable testing and inspection requirements have not been met.

c.	Contractor shall serve as liaison between the parties involved in the Project to ensure that all parties receive all information required to perform and complete the work in a timely manner. Contractor shall ensure any requests for information are promptly forwarded to the appropriate recipient and that timely and adequate responses are received. Contractor shall notify AT&T in writing if AT&T or any of its consultants, or persons for whom Contractor is responsible, are not timely in providing information necessary to perform and complete the work.

d.	Contractor shall perform all utility coordination services with the local power and telco providers in the Market to ensure timely delivery of service for the Project. Contractor shall coordinate with AT&T’s Market contact in charge of initiating and securing telco orders from the local provider.

e.	Contractor shall ensure that work is performed in accordance with the applicable Specifications.

f.	Contractor shall promptly notify AT&T in writing of any delays or deficiencies in the work.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Appendix B - Performance and Quality

Section 1 Third Party Auditing - Civil Construction

1.	The purpose of the Third Party Audit program (TPA) is to obtain a sample of Civil work via site inspections to ascertain the quality of the work provided by Contractor. AT&T anticipates that TPA’s will be performed by contractors selected and compensated by AT&T but from time to time AT&T may chose to perform TPA’s with its employees.

2.	AT&T shall be responsible for compensating auditors.

3.	AT&T endeavors to (a) select Projects (sites) for TPA that are between 1 and ***** calendar days past the date MS *****was actualized for that Project and (b) complete the site inspections associated with Projects selected for TPA within ***** calendar days of the date MS ***** was actualized for that Project.

a.	Should AT&T select Projects that are beyond the goal age specified in (a) above and or complete site inspections beyond the goal age specified in (b) above then the results of the TPA for those Projects shall apply as if the selection and site inspection were performed within the date and or age range listed in (a) and (b) above.

4.	Documents necessary for the Auditor to perform his or her work may be in the possession of Contractor. In such event, Contractor agrees to provide the documents as requested by the Auditor.

5.	AT&T may request the Auditor to Audit the entire site in order to obtain a complete report of a sites condition. In such event, AT&T acknowledges that the rebates described below shall not apply to findings that are outside of the scope of the TPA.

6.	Third Party Audits will be performed in accordance with AT&T’s Third Party Audit - Civil Construction Checklist (ATT-002-290-502), as may be amended from time to time.

7.	Defects shall be recorded by the Auditor even if the defect is resolved by Contractor while the audit is being conducted. The Auditor is not allowed to fix or resolve any defects as their task is limited to observation and documentation concerning the quality of Contractors work.

8.	The findings of the TPA will be recorded on a site audit report by the Auditor. The site audit report will be provided to AT&T and Contractor, and will be electronically uploaded to AuditMaster.

9.	The definitions of Service Affecting and Non-Service Affecting are found in Section 2 of this Agreement and in the ATT-002-290-502 specification document. (Third Party Audit - Civil Construction Checklist): ATT-002-290-502 shall prevail in the event of a conflict between this Agreement and ATT-002-290-502.

10.	All defects recorded by Auditor will be reviewed by AT&T and Contractor during the initial review process. The initial review process is initiated by AT&T and conducted by the AT&T Market manager with Contractor. The process occurs within the AuditMaster application. The initial review process is performed in order to confirm Contractor ownership and responsibility of each defect.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.	All Contractor performance reports are based on the results of the initial review process and are available after the initial review has been completed.

12.	A TPA will be failed when the TPA identifies ***** Service Affecting (Major Defects) and/or ***** or more Non-Service Affecting (Minor Defects).

13.	Based on the results of the Initial Review Process, Contractor shall correct each defect listed for the Project and provide documented evidence including photographs in AuditMaster’s corrective action module. AT&T shall review and verify Contractor’s correction entries to ensure the repairs satisfy AT&T standards. After the repairs are verified and accepted, the Market Manager will document acceptance in AuditMaster via the post repair review module. Acceptance is denoted with a “pass” entry in AuditMaster. Should the finding resolution not be acceptable to AT&T, AT&T will denote a “fail” entry in AuditMaster. The Contractor must then revisit the issue until a “pass” is achieved.

14.	For every failed TPA, Contractor will rebate ***** dollars ($*****) to AT&T. This rebate will be applied as a credit or credit memo towards any payments due to Contractor from AT&T.

15.	Failure to meet *****% pass rate annually on a Market level basis will be considered a Breach. Such *****% pass rate will be determined by dividing the total passed TPA’s in any 365 day period by the total number of completed TPA’s in the same 365 day period.

16.	Timeframes for corrections of defects are set forth in the Section entitled “Delivery Performance and Acceptance”.

Section 2 Document Auditing

1.	AT&T may audit all documents associated with a given Project(s) at any time. Contractor will be required to respond and make requested documents available to AT&T within 48 hours of written notification.

Section 3 National Performance Metrics/Vendor Scorecard.

*****

Section 4 Local Metrics

1.	Contractor agrees that Market Management may create and manage Contractor against metrics and associated reports not listed in Section 3 above including Market level versions of the reports listed in Section 3 above. In the event deficiencies in Contractors performance are identified as a result of Market Management metrics and associated reports then Contractor shall develop and implement plans and achieve tangible positive results against the deficiency within a period of time agreed to by the Market Management.

2.	AT&T agrees that the goals or requirements for which Contractor is measured and held accountable for via Market Management created metrics shall be equal to those requirements and specifications already stated in this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Appendix C Turf Listing

No Turf(s) have been assigned to Contractor as of the date of signature of this Agreement. Assignment of Turf(s) to Contractor, if any, shall be made in writing by AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Appendix D - Driver List

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix E - Purchasing Decision Document

Site Name

Project Number

1.	Scope Of Services Purchasing Decision # 1

2.	Original Bid/Order Price

3.	Final Price (after change orders)

4.	If line 3 exceeds line 2 by more than $***** please explain the change orders and why they were not identified in the original scoping.

5.	If original Bid price is greater than $***** please enter quotes for services received below.

Supplier Name	Quote Value	Method Of Securing Quote

6.	If Original Bid Price was greater than $***** please populate/attach the following.

a.	Attach Bid Request Document below as an embedded file.

Attach/Embed Here as PDF

b.	Attach each vendor’s Bid Response below.

Attach/Embed Here as PDF

c.	Please provide the rationale for why the least cost supplier was not chosen, if applicable.

Choose an item.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix F - Intentionally Omitted

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix G - Prime Supplier MBE/WBE/DVBE Participation Plan

Prime Supplier MBE/WBE/DVBE Participation Plan

PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

YEAR REPORTING:

PRIME SUPPLIER NAME:

ADDRESS:

COMPANY E-MAIL:

TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

(what product or service is the Prime Supplier providing to AT&T)

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

(Prime Supplier should note their outreach activities to diverse suppliers, membership in National Diversity Organizations, commitment from company leadership on engaging diversity suppliers, etc.)

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.	GOALS

A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES (MBEs)			15	%_

WOMAN BUSINESS ENTERPRISES (WBEs)	5	%_

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)			1.5	%_

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT: $

C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

Multiply % in A. above against contract value listed in B. above

MINORITY BUSINESS ENTERPRISES (MBEs)	$

WOMAN BUSINESS ENTERPRISES (WBEs)	$

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	$

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

(what part of the Prime Suppliers supply chain provides opportunities for diversity subcontracting)

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

3.	SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:	_________________

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix H - Intentionally Omitted

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix I - Intentionally Omitted

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix J - Removal and Management of Used Batteries

This Appendix J applies to Supplier’s removal of used, waste or other batteries from premises owned or occupied by AT&T (“AT&T Premises”) when performed by Supplier as part of the Services under this Agreement, including arranging for appropriate transportation and subsequent management of such Batteries (“Battery Disposition Services”).

1.	Additional Definitions

“Regulated Substance” shall have the meaning specified in the Section titled Hazardous Materials and Regulated Substances.

“Waste” means any Regulated Substance or soil, water, or other medium contaminated with a Regulated Substance.

2.	General

This Agreement applies to Supplier removal of batteries from AT&T Premises when such batteries are eligible for either (i) classification as “universal waste” as defined by 40 CFR Part 273 or (ii) the reduced regulatory requirements at 40 CFR Part 266, Subpart G (collectively, “Used Batteries”). Supplier’s Services under this Agreement may include (a) removal and associated handling of Used Batteries from AT&T Premises; (b) temporary storage of such Used Batteries; (c) subsequent transport of Used Batteries to appropriate third party recycling and disposal locations; and (d) related support services further defined below (collectively, “Battery Disposition Services”). Supplier represents that it has the qualifications and training necessary to competently provide such Battery Disposition Services and understands the potential hazards and risks associated with doing so.

3.	Compliance With Additional Laws

In addition to laws that Supplier agrees it will operate in compliance with, as specified in the Section “Compliance with Laws”, Supplier and all persons furnished by Supplier, including subcontractors retained by Supplier, will comply with the requirements of the following statutes and any analogous state statutes, including as they may be amended in the future, and with regulations promulgated thereunder (“Regulations”):

•	Resource Conservation and Recovery Act (RCRA)

•	Comprehensive Environmental Response, Compensation and Liability Act (CERCLA)

•	Toxic Substances Control Act (TSCA)

•	Hazardous Materials Transportation Act (HMTA)

•	Occupational Safety and Health Act (OSHA)

•	All other state and federal requirements regarding the procurement of permits, certificates, manifests, bills of lading, licenses, approvals and inspections.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

4.	Additional Warranty

In addition to other warranties made by Supplier in the Section entitled Warranty, Supplier also warrants that it is in the business of removing, storing, packaging, transporting, and disposing of Waste and the recycling of batteries, understands the potential hazards and risks which are presented to human beings, property and the environment from such activities, and possesses the business, professional and technical expertise to perform the Work.

5.	Acronyms

The following acronyms are defined (in the order that they appear in the text). This is not intended to be an exhaustive list.

AT&T Environment, Health and Safety organization:	“EH&S”
AT&T Resource Recovery Center:	“RRC”
Bill of Lading:	“BOL”
Emergency Response Guide:	“ERG”
Land Disposal Restrictions:	“LDR”

Note: In this Appendix, no acronyms are used in the listing of any mailing address.

6.	Disposition of Recyclable Batteries

Supplier shall accept Orders for the disposition of batteries. Such Orders may come from AT&T facility managers, RRC personnel, or EH&S personnel. Any such AT&T personnel may sometimes request Supplier’s assistance in determining the best course of action for certain dispositions.

Supplier shall select and identify recycling facilities to be utilized for recycling the used batteries covered by the order, and shall notify AT&T, in writing, of the facility or facilities Supplier proposes to use before sending any used batteries to such locations. Supplier shall propose only facilities authorized under applicable Environmental Laws to perform such recycling. AT&T reserves the right to veto the selection of any facility proposed. If AT&T does not communicate such a veto to Supplier in writing within thirty (30) days of receiving Supplier’s proposal, Supplier may deem AT&T to have approved the proposed facility.

Supplier will correctly prepare all BOLs, manifests and other shipping documents necessary for removal of Used Batteries from AT&T Premises. AT&T hereby authorizes and directs Supplier to sign all such shipping documents on behalf of AT&T, as AT&T’s agent. AT&T and not Supplier shall be considered the generator of Used Batteries removed from AT&T Premises under this Agreement.

Supplier shall ensure that Used Batteries are packaged and prepared for shipment, with labels properly prepared and affixed, and shipped in appropriate containers and/or vehicles, as required by applicable law.

Upon final disposition of any recyclable materials, Supplier shall have the recycling facility complete, execute and provide a Certificate of Recycling to the relevant address specified below, in the form included as Attachment BA-1 or a substantially similar form, within sixty (60) days of removing the Used Batteries from the AT&T Premises.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

AT&T Premises outside of California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

One AT&T Way, Room 2C140

Bedminster, NJ 07921

Facsimile - (512) 646-3596

AT&T Premises in California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

P.O. Box 5095, Room 3E000

San Ramon, CA 94583-0995

Facsimile - (925) 973-0584

7.	Emergency Handling of Batteries

A.	If a release of Used Battery contents or other hazardous material spill (“Release”) occurs at an AT&T Premises during the course of Supplier providing Battery Disposition Services, Supplier shall immediately notify EH&S at the number listed below. EH&S shall manage the response to the Release in the first instance, including any appropriate containment or remediation and subsequent handling of affected batteries that are no longer Used Batteries. Supplier shall, subject to Sections 3.18 and 3.25 of this Agreement, reimburse AT&T’s expenses thus reasonably incurred, if and to the extent that the Release arose from the negligence or other fault of Supplier.

Telephone for AT&T EH&S: (800) 566-9347 (800-KNOW-EHS), prompt 1

B.	If a Release occurs outside of AT&T Premises in the course of Supplier providing Battery Disposition Services (“Off-Site Release”), such as a Release from a Used Battery after Supplier or its subcontractor has removed it from an AT&T Premises, Supplier shall be responsible in the first instance and at its own expense for (i) notifying EH&S of the Off-Site Release immediately at the above number; (ii) providing any government notifications required by applicable law; (iii) performing any containment, remediation, or other physical response actions that are legally required or otherwise appropriate; and (iv) arranging for subsequent disposition of the materials involved, including the battery, without regard to whether the battery still qualifies as a Used Battery.

C.	In the case of an Off-Site Release, Supplier and not AT&T shall be considered the generator of any waste arising from the Release or from the response to the Release. Supplier therefore shall obtain for itself any hazardous waste generator identification number, and shall sign on its own behalf and not as an agent of AT&T any hazardous waste manifest, to the extent either becomes necessary in connection with responding to an Off-Site Release, such as for the removal of a broken battery and/or related cleanup materials.

D.	To the extent practicable, Supplier will provide information on the status of the Off-Site Release to the appropriate AT&T representative, in the manner and with the frequency as requested by AT&T, until the release situation has been remedied as provided herein. If, in AT&T’s sole opinion, Supplier does not respond appropriately or in a timely manner to the Off-Site Release, AT&T reserves the right to hire one or more third parties to provide whatever services AT&T deems necessary to remedy the situation in accordance with applicable law. Supplier shall, subject to Sections 3.18 and 3.25 of this Agreement, reimburse AT&T’s expenses thus reasonably incurred.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

8.	Performance

In addition, Supplier agrees to:

A.	Submit to AT&T, upon request, copies of all valid licenses, notices, certifications and permits as required by applicable law for the Services under this Agreement,

B.	Support AT&T’s maintenance of an accurate battery inventory, by promptly providing such reports and/or directly updating such AT&T databases as AT&T may require through written instructions to Supplier.

C.	Provide a copy of the receiving facility’s signed BOL or other transportation document, properly dated, verifying successful delivery to a designated site, within 15 days after removal of the relevant Used Batteries from the AT&T Premises.

AT&T Premises outside of California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

One AT&T Way, Room 2C140

Bedminster, NJ 07921

Facsimile - (512) 646-3596

AT&T Premises in California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

P.O. Box 5095, Room 3E000

San Ramon, CA 94583-0995

Facsimile - (925) 973-0584

D.	Prepare any BOL needed for the Battery Disposition Services in a form compliant with applicable DOT requirements and containing, at a minimum, the following information, unless otherwise instructed by the RRC:

•	Physical address of AT&T facility that is the pick-up location (consignor);

•	Carrier name;

•	Receiving facility (consignee) name and address;

•	AT&T Work Order number;

•	RRC phone number: (800) 566-9347 - prompt 4;

•	AT&T’s Emergency phone number: (800) 566-9347 - prompt 1;

•	A complete, accurate DOT Shipping description;

•	Total number of packages;

•	Total weight of shipment;

•	Appropriate Emergency Response Guidebook (ERG) attached to or referenced on face of document.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

If the Order to remove batteries from a facility was originated by the RRC, Supplier shall attach a copy of such Order to its documents submitted to the AT&T EH&S address given above.

Supplier shall provide classification of materials for transportation via any mode pursuant to and in compliance with applicable Department of Transportation, International Air Transport Association, International Maritime Dangerous Goods or Transportation of Dangerous Goods Directorate requirements.

E.	At the request of AT&T, Supplier shall provide copies of Federal, state, county, city, or other required permits obtained for the operation of facilities at which batteries are to be recycled or disposed of.

9.	Battery Tracking

Supplier shall provide the RRC with all documentation/information associated with Supplier’s Battery Disposition Services required to be performed by this Agreement, including the following when applicable:

•	Battery shipment records

•	Material Safety Data Sheets (MSDS)

•	BOLs

•	Certificates of recycling

•	Certificates of destruction

•	Any other tracking information necessary to adequately document battery management activities or agreed to by both parties.

All such records and documentation shall remain the property of AT&T and shall be provided to AT&T when requested by AT&T Project Manager or upon termination of this Agreement.

Any records or documentation delivered to AT&T via facsimile (fax) pursuant to this Attachment BA shall be in clearly legible form.

Supplier shall ship Used Batteries from any warehouse or other facility where it may choose to accumulate them no later than when a truckload quantity has accumulated there.

10.	Emergency Response Services

Supplier or its subcontractor, which subcontractor’s availability shall be demonstrated by providing contractual documentation showing its relationship to the Supplier, shall be available for and be capable of providing emergency response to chemical spills and releases related to battery management activities. Any such subcontractor must present evidence that it is a Licensed Waste Hauler, or equivalent, as defined in RCRA.

In the event that the RRC is unable to prepare a waste profile, Supplier shall, upon AT&T’s request, identify a contractor qualified to perform sampling and analysis of the waste as necessary to adequately prepare a waste profile. Any such contractor identified shall ensure that sampling and analyses procedures are in compliance with EPA Test Methods for Evaluating Solid Waste, Publication SW-846, as well as all applicable federal and state laws and Regulations, prior to preparation of waste profiles.

Supplier shall submit invoices related to emergency response services to the RRC for approval and payment, confirmed by details within the Order. A copy of the completed manifest signed by the receiving facility and the LDR form shall accompany each invoice before payment is made by the RRC. Supplier shall be capable of processing payments by AT&T Procurement Card.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

11.	Supplier Training (required for Suppliers doing business in the State of California)

Before any employee of Supplier or of a subcontractor to Supplier performs work at a [Company] facility within the State of California that could impact environmental compliance, that employee shall complete [the Company]’s EH&S Contractor Awareness Program (“CAP”). The CAP is designed to communicate [Company]’s expectations of any contractor, supplier or vendor who performs environmental compliance activities or whose work may have a direct or indirect environmental impact on [Company]’s operations in California. The program covers [Company]’s Environmental and Quality Policies; the Management of Change procedure as well as [Company]’s hazardous spill response and reporting requirements. It also discusses the requirements that must be in place before a contractor is permitted to sign shipping papers on behalf of [Company], how contractors should interact with [Company] personnel and a Supplier’s role during regulatory inspections. The CAP is available from [Company]’s EH&S organization on CD-ROM. Suppliers shall submit a completion form to [Company]’s EH&S organization once its employees have completed reviewing the program.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Attachment J1 Certificate of Recycling

CUSTOMER:

RMA#:

LOCATION:

DATE RECEIVED:

DATE OF COMPLETION OF RECYCLING/DISPOSAL:

TYPE OF MATERIAL:

MODEL	QUANTITY	UNITS(lb/cell)	WEIGHT (lb)

The above listed materials have been received and processed to remove and neutralize or recycle the electrolyte. The cadmium will be recycled into new products. All materials will be recycled or disposed of in accordance with law.

Company Name / Contact Number

Company Representative

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix K - Subcontractor Lien Waiver

Intentionally Omitted

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix L - Contractor Lien Waiver

A.	This Contractor’s Receipt of Payment, Release and Waiver of Lien (“Release and Waiver of Lien”) is entered into by (“Contractor”) which intends to furnish, or has furnished, labor, materials, supplies, and/or other goods or services (collectively the “Work”) in connection with construction work performed at in County, State of , as legally described in Schedule 1 to this Release and Waiver of Lien (the “Property”) owned, leased, licensed to, used or occupied by AT&T Mobility LLC (“Company”). The Work is furnished pursuant to that certain Turf Program Agreement 20110823.066.C dated as of December 16, 2011, between Contractor and Company (the “Agreement”)

B.	For Work performed Contractor has been paid $ (“Payment”) and $ remains to be paid under the terms of the Agreement for work to be performed.

1. Pursuant to the Agreement, and in consideration of the Payment, the receipt and sufficiency of which are hereby acknowledged, Contractor represents, warrants and covenants that: (i) all those persons claiming by, through, or under Contractor with respect to the Work, including, without limitation, any employee, subcontractor, supplier, materialman, or laborer, or any other person claiming by, through or under Contractor (each, a “Supplier”) who have performed any part of the Work, have been or will be fully compensated by Contractor; (ii) neither Contractor nor any Supplier has any right to file any mechanic’s lien or other lien, or any notice of intention to file such a lien, or to make any other claim with respect to any part of the Work performed against either the Property or against Company (such liens, notices and claims being referred to collectively as “Lien Claims” and individually as a “Lien Claim”); and (iii) Contractor is not aware of any outstanding claims against Company by Contractor or any Supplier.

2. Contractor covenants on behalf of itself and of all Suppliers that neither Contractor nor any Supplier will file or make, or permit to be filed or made, any Lien Claim against the Property or against Company.

3. Contractor on behalf of itself and all Suppliers hereby waives any Lien Claims that it or any of them may have with respect to the Work, and releases and forever discharges Company, its affiliates, successors and assigns and the Property from any and all other actions, suits, proceedings, judgments, debts, accounts, bonds, covenants, contracts, promises, variances, damages, expenses, claims or demands of any kind whatsoever, whether arising in law or in equity, that Contractor or any Supplier has ever had or may now or in the future have against Company or the Property arising in any way by reason of the Work performed or in connection therewith.

4. Contractor covenants and agrees at Contractor’s expense to indemnify, defend (with counsel acceptable to Company) and save and hold Company and the Property harmless from and against any loss, damages, costs, expenses, fees (including reasonable legal fees) or other claims asserted or incurred in connection with or by reason of the Work performed by Contractor or anyone claiming by, through, or under Contractor, or asserted or incurred by reason of a breach by Contractor of any covenant contained in this Release and Waiver of Lien or the failure or inaccuracy of any warranty or representation contained in this Release and Waiver of Lien.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

This Release and Waiver of Lien has been executed this      day of         , 20    .

[Insert Contractor Name]

By:

Print Name:

Title:

By signing this document, the above signatory warrants to be a duly appointed representative, authorized to bind the above-referenced corporation/partnership/limited liability company.

Witness:	Date:

STATE OF	)
) ss.
COUNTY OF	)

On this      day of         , 20    , before me personally appeared             , the              of             , who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation/partnership/limited liability company, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

(Print Name)

Notary Public in and for the State of

Residing at

My Commission Expires:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Appendix M - AT&T Contractor Information Security Requirements - V4.0 June, 2009

The following AT&T Contractor Information Security Requirements (“Security Requirements”) apply to Contractor, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform Services for, on behalf of, and/or through AT&T (for the purpose of this Appendix, each or all “Contractor”) that include any of the following:

1. Contractor’s performance of Services that involve the collection, storage, handling, or disposal of AT&T Information;

2. Contractor-offered or -supported AT&T branded services using non-AT&T network and Information Resources (as defined below);

3. Connectivity to AT&T non-public networks and Information Resources (as defined below);

4. Custom software development or software implementation; or

5. Website hosting and development for AT&T and/or AT&T’s customers.

Contractor represents and warrants that during the term of this Agreement and thereafter (as applicable with respect to Contractor’s obligations under the Survival of Obligations clause) Contractor is, and shall continue to be, in compliance with its obligations as set forth herein. In addition to all other remedies specified in the Agreement, Contractor agrees that AT&T shall be entitled to seek an injunction, specific performance or other equitable relief and be reimbursed the costs (including reasonable attorney’s fees) by Contractor to enforce the obligations in these Security Requirements, including those that survive Termination, Cancellation or expiration of this Agreement. The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement. Section and paragraph headings contained in parentheses following paragraphs in the table, below, in this Appendix are for reference purposes only and are not to affect the meaning or interpretation of this Agreement.

AT&T reserves the right to update or modify its Security Requirements from time-to-time. Upon notification by AT&T of its need to modify the Security Requirements, Contractor agrees to promptly negotiate in good faith and expedite execution of an amendment to this Agreement to incorporate any such modification. Contractor acknowledges that AT&T may require modifications to Security Requirements upon:

1.	Extension, or renewal of the Agreement;

2.	Any change in work scope or other substantive modification of the Agreement; or

3.	Such time that AT&T deems necessary.

Definitions:

Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.

“Customer Facing System” means an Information Resource accessible from public networks which is intended for use by AT&T’s customers which resides in a DMZ, as defined below, and where that DMZ:

A. Is protected by firewalls located between the Internet and the DMZ, between that DMZ and all other DMZ’s, and between the DMZ and the AT&T intranet,

B. Prohibits incoming TELNET connections from public networks, and

C. Prohibits incoming FTP connections from public networks except to specific systems known as “FTP drop boxes”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Note: A Customer Facing System which also is used by AT&T employees, contractors, vendors or suppliers to perform work on behalf of AT&T is not considered a Customer Facing System when performing such work.

“Demilitarized Zone” or “DMZ” is a network or sub-network that sits between a trusted internal network, such as a corporate private LAN, and an untrusted external network, such as the public Internet. A DMZ helps prevent outside users from gaining direct access to internal Information Resources. The DMZ must be separated from the untrusted external network by use of a firewall and must be separated from the trusted internal network by use of another firewall. Inbound packets from the untrusted external network must terminate within the DMZ and must not be allowed to flow directly through to the trusted internal network. All inbound packets which flow to the trusted internal network must only originate within the DMZ. For additional clarification, see the diagram below; however, the written text shall control with respect to the interpretation of this definition.

“Information Resources” means any systems, applications, and network elements, and the information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Contractor in fulfillment of its obligations under this Agreement.

“Sensitive Personal Information” or “SPI” means any information that could be used to uniquely identify, locate, or contact a single person (or potentially be exploited to steal the identity of an individual, commit fraud or perpetuate other crimes). Examples of SPI include, but are not limited to, social security numbers, national-, state- or province-issued identification number, drivers license numbers, dates of birth, bank account numbers, and credit card numbers.

“Strong Encryption” means the use of encryption technologies with minimum key lengths of 128-bits for symmetric encryption and 1024-bits for asymmetric encryption whose strength provides reasonable assurance that it will protect the encrypted information from unauthorized access, and is adequate to protect the confidentiality and privacy of the encrypted information.

In accordance with the foregoing, Contractor shall:

System Security

1.	Actively monitor industry resources (e.g., www.cert.org pertinent software vendor mailing lists and websites) for timely notification of all applicable security alerts pertaining to Contractor networks and Information Resources. (Security Alerts)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

2.	Scan externally-facing Information Resources with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, and application scanning tools) at a minimum monthly. (Externally-facing System Scanning)

3.	Scan internal Information Resources with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, application and database scanning tools) at a minimum monthly. (Internal System Scanning)

4.	Upon AT&T’s request, furnish to AT&T its most current scanning results for the Information Resources. (Sharing Scanning Results with AT&T)

5.	Deploy one or more Intrusion Detection Systems (IDS) in an active mode of operation. (Intrusion Detection Systems)

6.	Have and use a documented process to remediate security vulnerabilities in the Information Resources, including, but not limited to, those discovered through industry publications, vulnerability scanning, virus scanning, and the review of security logs, and apply appropriate security patches promptly with respect to the probability that such vulnerability can be, or is in the process of being exploited. (Remediating/Patching Service Vulnerabilities)

7.	Assign security administration responsibilities for configuring host operating systems to specific individuals. (Security Administration Responsibilities)

8.	Ensure that its security staff has reasonable and necessary experience in information/network security. (Necessary Staff Experience)

9.	Ensure that all of Contractor’s Information Resources are and remain ‘hardened’ including, but not limited to, removing or disabling unused network services (e.g., finger, rlogin, ftp, simple TCP/IP services) and installing a system firewall, TCP Wrappers or similar technology. (Hardened Systems)

10.	Change all default account names and/or default passwords in accordance with the password requirements set forth herein. (Changing default Account names and Passwords)

11.	Limit system administrator/root (or privileged, super user, or the like) access to host operating systems only to individuals requiring such high-level access in the performance of their jobs. (Limit Super User Privileges)

12.	Require system administrators to restrict access by users to only the commands, data and Information Resources necessary to perform authorized functions. (Administrators to Restrict User Access)

Physical Security

13.	Ensure that all of Contractor’s networks and Information Resources are located in secure physical facilities with access limited and restricted to authorized individuals only. (Information Resources in Secure Facilities)

14.	Monitor and record, for audit purposes, access to the physical facilities containing networks and Information Resources used in connection with Contractor’s performance of its obligations under the Agreement. (Monitoring and Recording Access)

Network Security

15.	When providing Internet-based services to AT&T, protect AT&T Information by the implementation of a network demilitarized zone (“DMZ”). Web servers providing service to AT&T shall reside in the DMZ. Information Resources storing AT&T Information (such as application and database servers) shall reside in a trusted internal network. (Internet Services Must Use DMZ)

16.	Upon AT&T’s request, provide to AT&T a logical network diagram detailing the Information Resources (including, but not limited to, firewalls, servers, etc.) that will support AT&T. (Provision of Logical Network Diagram)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

17.	Have a documented process and controls in place to detect and handle unauthorized attempts to access AT&T Information. (Detection and Handling of Unauthorized Access)

18.	Use Strong Encryption for the transfer of AT&T Information outside of AT&T- or Contractor controlled facilities or when transmitting AT&T Information over any untrusted network. (Note: This also applies to AT&T Information contained in email, or the attachments embedded within the email, as the case may be. For greater clarity, if for example, the text in an email does not contain AT&T Information, but the embedded attachments within that email do contain AT&T Information, then the embedded attachment, but not the email, needs to be encrypted.) (Encryption of Information in Transit)

19.	Require strong authentication (e.g., two factor token or digital certificates) for any remote access use of Information Resources. (Remote Access Authentication)

Information Security

20.	Isolate AT&T’s applications and Information from any other customer’s or Contractor’s own applications and information either by using physically separate servers or alternatively by using logical access controls where physical separation of servers are not implemented. (Separate AT&T Information from non-AT&T information)

21.	Have a documented procedure for the secure backup, transport, storage, and disposal of AT&T Information and upon AT&T’s request, provide such documented procedure to AT&T. (Secure Backup, Transport , Storage and Disposal of AT&T Information)

22.	Maintain and, upon AT&T’s request, furnish to AT&T a business continuity plan that ensures that Contractor can meet its contractual obligations under the Agreement, including the requirements of any applicable Statement of Work or Service Level Agreement. Upon AT&T’s request, Contractor shall promptly update its business continuity plan to include a potential threat scenario. (Business Continuity Plan)

23.	Where physical and logical security of AT&T SPI cannot be assured, store AT&T SPI using Strong Encryption. (Encryption at Rest / Storage)

24.	Limit access to AT&T Information, including, but not limited to, paper hard copies, only to authorized persons or systems. (Limit Access to AT&T Information Regardless of Form)

25.	Be compliant with any applicable government- and industry-mandated information security standards. (Examples of such standards include, but are not limited to, the Payment Card Industry- Data Security Standards (PCI-DSS), National Automated Clearing House Associates (NACHA) Rules, and Electronic Data Interchange (EDI) standards, and the information security requirements documented within laws, such as HIPAA.) (Compliance with Industry and Government Requirements)

26.	Return, or, at AT&T’s option, destroy all AT&T Information, including electronic and hard copies, within thirty (30) days after the sooner of: (a) expiration or Termination or Cancellation of the Agreement; (b) AT&T’s request for the return of AT&T Information; or (c) the date when Contractor (or its suppliers or representatives) no longer needs the AT&T Information. In the event that AT&T approves destruction as an alternative to returning the Information, then Contractor shall certify the destruction (e.g., degaussing, overwriting, performing a secure erase, performing a chip erase, shredding, cutting, punching holes, breaking, etc) as rendering the AT&T Information non-retrievable. (Return of AT&T Information)

27.	Unless otherwise instructed by AT&T, when collecting, generating or creating Information for, through or on behalf of AT&T or under the AT&T brand, shall whenever practicable, label such Information as “AT&T Proprietary Information” or at a minimum, label AT&T Information as “Confidential” or “Proprietary”. Contractor acknowledges that AT&T Information shall remain AT&T-owned Information irrespective of labeling or absence thereof.

(Confidential or Proprietary Markings)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Identification and Authentication

28.	Assign unique UserIDs to individual users. (Unique UserIDs)

29.	Have and use a documented UserID Lifecycle Management process including, but not limited to, procedures for approved account creation, timely account removal, and account modification (e.g., changes to privileges, span of access, functions/roles) for all Information Resources and across all environments (e.g., production, test, development, etc.). (UserID Life Cycle Management)

30.	Enforce the rule of least privilege (i.e., limiting access to only the commands and Information necessary to perform authorized functions according to one’s job function). (Rule of Least Privilege)

31.	Limit failed login attempts to no more than six (6) successive attempts and lock the user account upon reaching that limit. Access to the user account can be reactivated subsequently through a manual process requiring verification of the user’s identity or, where such capability exists, can be automatically reactivated after at least three (3) minutes from the last failed login attempt. (Limit Failed Logins)

32.	Terminate interactive sessions, or activate a secure, locking screensaver requiring authentication, after a period of inactivity not to exceed fifteen (15) minutes. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Terminate Inactive Interactive Sessions)

33.	Require password expiration at regular intervals not to exceed ninety (90) days. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Expire Passwords)

34.	Use an authentication method based on the sensitivity of Information. When passwords are used, they must meet these minimum requirements:

•	Passwords must be a minimum of six (6) characters in length.

•	Passwords must contain characters from at least two (2) of these groupings: alpha, numeric, and special characters.

•	Passwords must not be the same as the userid with which they are associated.

•	Password construction must be complex and not contain names, dictionary words, combinations of words, or words with substitutions of numbers for letters, e.g., s3cur1ty.

•	Passwords must not contain repeating or sequential characters or numbers.

Notes: 1. When systems or applications do not enforce these password requirements, users and administrators must be instructed to comply with these password requirements when selecting passwords.

2. Applications housing more sensitive AT&T Information, as identified by AT&T, may require an authentication mechanism stronger than passwords and the authentication mechanism must be approved by AT&T in advance in writing. Examples of stronger authentication methods include tokens, digital certificates, passphrases, and biometrics. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Passwords and Construction Rules)

35.	Use a secure method for the conveyance of authentication credentials (e.g. passwords) and authentication mechanisms (e.g. tokens or smart cards). (Use Secure Method to Convey UserIDs and Passwords)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Warning Banner

36.	Display a warning or “no-trespassing” banner on applicable login screens or pages when in Contractor’s environment and not an AT&T branded product or service.

(example long version):

This is an <company name> system, restricted to authorized individuals. This system is subject to monitoring. Unauthorized users, access, and/or modification will be prosecuted.

(example short version):

<company name> authorized use ONLY, subject to monitoring. All other use prohibited.

For AT&T branded products or services or for software developed for AT&T, Contractor shall display a warning banner on login screens or pages provided by AT&T. (Display Warning Banners)

Software and Data Integrity

37.	Have current antivirus software installed and running to scan for and promptly remove viruses. (Scan and Remove Viruses)

38.	Separate non-production Information Resources from production Information Resources. (Separate Production and Non-Production Information Resources)

39.	Have a documented software change control process including back out procedures. (Software Change Control Process)

40.	For applications which utilize a database that allows modifications to AT&T Information, have database transaction logging features enabled and retain database transaction logs for a minimum of six (6) months. (Utilize Database Transaction Logging)

41.	For all software developed, used, furnished and/or supported under this Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates. (Review Code for Vulnerabilities)

42.	Perform quality assurance testing for the application functionality and security components (e.g., testing of authentication, authorization, and accounting functions, as well as any other activity designed to validate the security architecture) during initial implementation and upon any modifications and updates. (Quality Assurance Test Application and Security Vulnerabilities)

Privacy Issues

43.	Restrict access to any AT&T SPI to authorized individuals. (Restrict Access to SPI)

44.	Not store AT&T SPI on removable media (e.g., USB flash drives, thumb drives, memory sticks, tapes, CDs, external hard drives) except: (a) for backup and data interchange purposes as allowed and required under contract, and (b) using Strong Encryption. (Control SPI on Removable Media)

Monitoring and Auditing Controls

45.	Restrict access to security logs to authorized individuals. (Restrict Access to Security Logs)

46.	Review, on no less than a weekly basis, security logs for anomalies and document and resolve all logged security problems in a timely manner. (Review Security Logs and Resolve Security Problems)

47.	Retain complete and accurate records relating to its performance of its obligations arising out of these Security Requirements and Contractor’s compliance herewith in a format that will permit audit for a period of no less than three (3) years, or longer as may be required pursuant to a court order or civil or regulatory proceeding. Notwithstanding the foregoing, Contractor shall only be required to maintain security logs for a minimum of six (6) months. (Retain Records)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

48.	Permit AT&T to conduct an audit to verify Contractor’s compliance with its contractual obligations in connection with these AT&T Contractor Information Security Requirements. Upon AT&T’s request for audit, Contractor shall schedule a security audit to commence within thirty (30) days from such request. In the event AT&T, in its sole discretion, deems that a security breach has occurred, Contractor shall schedule the audit to commence within one (1) day of AT&T’s notice requiring an audit. This provision shall not be deemed to, and shall not limit any more stringent audit obligations permitting the examination of Contractor’s records contained in this Agreement. (Audit Rights)

49.	Within thirty (30) days of receipt of the audit report, provide AT&T a written report outlining the corrective actions that Contractor has implemented or proposes to implement with the schedule and current status of each corrective action. Contractor shall update this report to AT&T every thirty (30) days reporting the status of all corrective actions through the date of implementation. Contractor shall implement all corrective actions within ninety (90) days of Contractor’s receipt of the audit report. (Remediate Audit Findings)

Reporting Violations

50.	Have and use a documented procedure to follow in the event of an actual or suspected unauthorized intrusion or other security violation, including but not limited to, a physical security or computer security incident (e.g., hacker activity or the introduction of a virus or malicious code), that involves any Information Resources used in conjunction with supporting AT&T and/or used by Contractor in fulfillment of its obligations under this Agreement, which includes immediate notification to the AT&T Computer Security Incident Response Team (ACSIRT).

ACSIRT 24 hour contact information:

•	Phone: 1 866 466-2288, prompt 8 (U.S.)

•	Phone: 1 908 234-3327 (International) (Maintain and Use Incident Response Procedures)

51.	Provide AT&T with regular status updates on any actual or suspected unauthorized intrusion or other security violation, that involves any Information Resources used in conjunction with supporting AT&T and/or used by Contractor in fulfillment of its obligations under this Agreement, including, but not limited to, actions taken to resolve such incident, at four (4) hour intervals (or at other mutually agreed intervals or times) for the duration of the incident, and within five (5) days of the closure of the incident, a written report describing the incident, actions taken by Contractor during its response and Contractor’s plans for future actions to prevent a similar incident from occurring. (Provide AT&T Incident Response Status and Final Resolution)

Software Development and Implementation

52.	Ensure, prior to furnishing or development of custom software, that such software incorporates applicable AT&T security requirements as provided by AT&T. (Software Must Comply with AT&T Security Requirements)

Security Policies and Procedures

53.	Ensure that all personnel, subcontractors or representatives performing work on any AT&T Information Resources or the resources used to interconnect to AT&T resources or the resources used to house AT&T Information under this Agreement are in compliance with these Security Requirements. (All Work to Be In Compliance with SISR)

54.	At a minimum annually, review these Security Requirements to ensure that Contractor is in compliance with the requirements. (Periodically Review and Ensure Compliance with SISR)

55.	Return all AT&T owned or provided access devices (including, but not limited to, SecurID® tokens and/or software), as soon as practicable, but in no event more than fifteen (15) days after the sooner of: (a) expiration, Termination, or Cancellation of the Agreement; (b) AT&T’s request for the return of such property; or (c) the date when Contractor (or its suppliers or representatives) no longer need such devices. (Return all AT&T Owned or Provided Access Devices)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

Connectivity Requirements

In the event Contractor has, or will be provided, connectivity (i.e., access to AT&T’s or its customers’ networks) in conjunction with this Agreement, then in addition to the foregoing, the following Security Requirements shall apply to Contractor:

1.	In the event a data connection agreement, such as a “Master Data Connection Agreement,” “Data Connection Agreement,” and/or “Connection Supplement” (“DCA”) exists between the Parties, and incorporates this Agreement by reference, or is otherwise integrated with, or used to govern the Parties’ connectivity obligations under, this Agreement, such DCA is hereby superseded by the terms of the Security Requirements, effective as of the date these Security Requirements become effective under the Agreement, and the terms of such DCA are amended to require that the Security Requirements and not the DCA are controlling in the Agreement (as well as any agreements subordinate to this Agreement). Notwithstanding the foregoing, the DCA remains in full force and effect for all other agreements between the Parties to which it applies.

2.	Contractor shall:

a.	Use only the mutually agreed upon facilities and connection methodologies to interconnect AT&T’s networks with Contractor’s networks and to provide access to the data for each connection.

b.	NOT establish interconnection to endpoint resources and/or end users outside the United States. Interconnections to endpoint resources and/or end users outside the United States require the express prior written consent of AT&T.

c.	Provide AT&T access to any Contractor facilities during normal business hours for the maintenance and support of any AT&T equipment (e.g., router) used for the transmission of Information under this Agreement.

d.	Use any AT&T equipment provided under this Agreement only for the furnishing of those Services or functions explicitly defined in this Agreement.

e.	Ensure that all Contractor interconnections to AT&T pass through the designated AT&T perimeter security gateway (e.g., firewall).

f.	Ensure that Contractor interconnections to AT&T terminate at a perimeter security gateway (e.g., firewall) at Contractor end of the connection

g.	Maintain logs of all sessions that pass through Contractor’s perimeter security gateway. These session logs must include sufficiently detailed information to identify the end user or application, origination IP address, destination IP address, ports / service protocols used and duration of access. These session logs must be retained for a minimum of six (6) months.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement 20110823.066.C

3.	In addition to other rights set forth herein, AT&T shall have the right to:

a.	Gather information relating to access, including Contractor’s access, to AT&T networks and Information Resources. This information may be collected, retained and analyzed by AT&T to identify potential security risks without further notice. This information may include trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

b.	Immediately suspend or terminate any interconnection if AT&T, in its sole discretion, believes there has been a breach of security or unauthorized access to or misuse of AT&T data facilities or Information.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.